As filed with the Securities and Exchange Commission on January 20, 2015.

Securities Act File No. 333-196520

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Pre-Effective Amendment No. 5 to

Form N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.

(Exact name of registrant as specified in charter)

Griffin Capital Plaza

1520 Grand Avenue

El Segundo, CA 90245

(310) 469-6100

(Address and telephone number, including area code, of principal executive offices)

Kevin A. Shields

President

1520 Grand Avenue

El Segundo, CA 90245

(310) 469-6100

(Name and address of agent for service)

COPIES TO:

Steven B. Boehm Cynthia M. Krus Sutherland Asbill & Brennan LLP 700 Sixth Street, NW Washington, D.C. 20001-3980 Tel: (202) 383-0100 Fax: (202) 637-3593	Michael K. Rafter Baker, Donelson, Bearman, Caldwell and Berkowitz, PC 3414 Peachtree Road Suite 1600 Atlanta, Georgia 30326 Tel: (404) 577-6000 Fax: (404) 221-6501

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a distribution reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box):  ☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount to be Registered	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Stock, $0.001 par value per share	150,000,000 Shares of Common Stock	$10.00	$1,500,000,000	$193,200

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933, as amended, solely for the purpose of determining the registration fee.
(2)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JANUARY 20, 2015

PRELIMINARY PROSPECTUS

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.

Maximum Offering of 150,000,000 Shares of Common Stock

Minimum Offering of 250,000 Shares of Common Stock

Common Stock

We are a newly organized, externally managed, non-diversified closed-end management investment company that intends to elect to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. We are externally managed by Griffin Capital BDC Advisor, LLC (“GBA” or “Adviser”), an affiliate of Griffin Capital Corporation (“Griffin Capital”). GBA is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). We and the Adviser have engaged Benefit Street Partners L.L.C. (“Benefit Street” or “Sub-Adviser”), which is a registered investment adviser under the Advisers Act and an affiliate of Providence Equity Partners L.L.C., to act as our sub-adviser. We have also entered into an administration agreement with Griffin Capital BDC Administrator, LLC (the “Administrator”). Our investment objective is to generate both current income and capital appreciation.

Through Griffin Capital Securities, Inc., our dealer manager, we are offering on a continuous basis up to $1.5 billion in shares of our common stock in this offering at an initial offering price of $10.00 per share; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price per share, after deducting selling commissions and dealer manager fees, that is below our net asset value per share. See “Prospectus Summary — Plan of Distribution.”

•	An investment in our shares is not suitable for you if you need access to the money you invest. See “Share Repurchase Program,” “Suitability Standards” and “Liquidity Strategy.”
•	You should consider that you may not have access to the money you invest for an indefinite period of time.
•	You should not expect to be able to sell your shares regardless of how we perform.
•	If you are able to sell your shares, you will likely receive less than your purchase price.
•	We do not intend to list our shares on any securities exchange during or for what may be a significant time after the offering period, and we do not expect a secondary market in the shares to develop.
•	We intend to implement a share repurchase program, which may take up to two years from the date of this prospectus to begin. We intend to limit repurchases to 10% of the weighted average number of shares of common stock outstanding in the prior calendar year. Any such repurchases will be at a 10% discount to the offering price in effect on the date of repurchase.
•	Our distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.
•	Our distributions to stockholders may be funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees, that will be subject to repayment to Griffin Capital. Significant portions of these distributions may not be based on our investment performance and such waivers and reimbursements by Griffin Capital may not continue in the future. The repayment of any amounts owed to Griffin Capital will reduce the future distributions to which you would otherwise be entitled.

We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. Because we have not yet identified specific investments, this offering may be considered a “blind pool” offering.

Investing in our common stock may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See “Risk Factors” beginning on page 35 to read about the risks you should consider before buying shares of our common stock, including the risk of leverage. Also, we qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act, or JOBS Act, and under applicable rules of the U.S. Securities and Exchange Commission (the “SEC”). See “Prospectus Summary — Emerging Growth Company Status.”

This prospectus sets forth concisely important information about us that a prospective investor should know before investing in our shares. Please read this prospectus before investing and keep it for future reference. We will file annual, quarterly and current reports, proxy statements and other information about us with the SEC. The SEC also maintains a website at www.sec.gov that contains such information. This information will also be available free of charge by contacting us at 1520 Grand Avenue, El Segundo, CA 90245 or by telephone at (310) 469-6100 or toll free at (888) 926-2688, or our website at www.griffincapital.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

	Per Share	Total Minimum	Total Maximum
Price to Public(1)	$10.00	$2,500,000	$1,500,000,000
Sales Load(2)	$1.00	$250,000	$150,000,000
Net Proceeds	$9.00	$2,250,000	$1,350,000,000
(before expenses)(3)

(1)	Assumes all shares are sold at the initial offering price of $10.00 per share. The offering price is subject to increase or decrease depending, in part, on our net asset value.
(2)	“Sales Load” includes selling commissions of 7.0% and dealer manager fees of 3.0%. See “Compensation of the Dealer Manager, the Adviser and Certain Non-Affiliates.”
(3)	We estimate that we will incur approximately $37,500 of expenses (approximately 1.5% of the gross proceeds) in connection with this offering if the minimum number of shares is sold and approximately $22,500,000 of expenses (approximately 1.5% of the gross proceeds) if the maximum number of shares is sold.

We have not been in the business described in this prospectus for at least three years. Except as specifically required by the 1940 Act and the rules and regulations promulgated thereunder, the use of forecasts is prohibited and any representation to the contrary and any predictions, written or oral, as to the amount or certainty of any present or future cash benefit or tax consequence which may flow from an investment in our common stock is not permitted.

Because you will pay a sales load of up to 10% and offering expenses of up to 1.5%, if you invest $100 in our shares and pay the full sales load, approximately $88.50 of your investment will actually be used by us for investments. As a result, based on the initial public offering price of $10.00, you would have to experience a total net return on your investment of approximately 13% in order to recover these expenses. See “Estimated Use of Proceeds” on page 63.

Neither the SEC, the Attorney General of the State of New York nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is January     , 2015.

Griffin Capital Securities, Inc.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we filed with the SEC using a continuous offering process. Periodically, as we make material investments or have other material developments, we will provide a prospectus supplement that may add, update or change information contained in this prospectus. We will endeavor to avoid interruptions in the continuous offering of our shares of common stock, including, to the extent permitted under the rules and regulations of the SEC, by filing an amendment to the registration statement of which this prospectus is a part with the SEC if our net asset value declines more than 10% from our net asset value as of the effective date of the registration statement. There can be no assurance, however, that our continuous offering will not be suspended while the SEC reviews such amendment until the registration statement, as amended, is declared effective.

Any statement that we make in this prospectus will be modified or superseded by any inconsistent statement made by us in a subsequent prospectus supplement. The registration statement we filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC and any prospectus supplement, together with additional information described below under “Available Information.” In this prospectus, we use the term “day” to refer to a calendar day, and we use the term “business day” to refer to any day other than Saturday, Sunday, a legal holiday or a day on which banks in New York City are authorized or required to close, or any day that the New York Stock Exchange is closed for trading.

You should rely only on the information contained in this prospectus. Neither we nor the dealer manager has authorized any other person to provide you with different information from that contained in this prospectus. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or sale of our common stock. If there is a material change in our affairs, we will amend or supplement this prospectus.

Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. For the foreseeable future, there is not expected to be any public market for our shares, which means that it may be difficult for stockholders to sell shares. As a result, we have established suitability standards which require investors to have either (i) a net worth (not including home, furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings, and personal automobiles) of at least $250,000.

For additional information on the suitability standards that investors must meet, including suitability standards that are applicable to investors in certain states, in order to purchase shares of our common stock in this offering, see “Suitability Standards.”

Statistical and market data used in this prospectus has been obtained from governmental and independent industry sources and publications. We have not independently verified the data obtained from these sources. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements contained in this prospectus.

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SUITABILITY STANDARDS

The following are our suitability standards for investors that are required by the Omnibus Guidelines published by the North American Securities Administrators Association in connection with our continuous offering of shares of our common stock under the registration statement of which this prospectus is a part.

Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. Initially, there is not expected to be any public market for the shares, which means that it may be difficult for stockholders to sell shares. As a result, we have established suitability standards that require investors to have either (i) a net worth (not including home, home furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, home furnishings, and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor (1) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structure; (2) is able to bear the economic risk of the investment based on the potential investor’s overall financial situation, including the risk that the potential investor may lose such investor’s entire investment; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that the investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the restrictions on transferability of the shares, (e) the background and qualifications of GBA and Benefit Street and (f) the tax consequences of the investment.

In addition, we will not sell shares to investors in the states named below unless they meet special suitability standards.

Alabama — In addition to the general suitability standards, this investment will only be sold to Alabama residents representing that they have a liquid net worth of at least 10 times their investment in us and our affiliates.

Idaho — In addition to the suitability standards above, the state of Idaho requires that each Idaho investor will not invest in the aggregate, more than 10% of his or her liquid net worth in shares of our common stock.

Iowa — Either (a) a minimum net worth of $300,000 or (b) a minimum annual income of $70,000 and a net worth of $100,000. In addition, an investor’s investment in this program and affiliated non-traded business development companies cannot exceed 10% of the Iowa resident’s liquid net worth.

Kansas — It is recommended by the Office of the Kansas Securities Commissioner that Kansas investors not invest, in the aggregate, more than 10% of their liquid net worth in this and similar investments.

Kentucky — Investors who reside in the state of Kentucky must have either (i) a minimum gross annual income of $85,000 and a minimum net worth (as defined in the NASAA Omnibus Guidelines) of $85,000 or (ii) a minimum net worth alone of $300,000. Moreover, no Kentucky resident shall invest more than 10% of his or her liquid net worth in our securities.

Maine — The Maine Office of Securities recommends that an investor’s aggregate investment in this offering and similar non-traded business development companies not exceed 10% of the investor’s liquid net worth.

Massachusetts — Shares will only be sold to residents of Massachusetts representing that they have a liquid net worth of at least 10 times their investment in us and other illiquid direct participation programs.

Nebraska — Nebraska investors must have (i) either (a) an annual gross income of at least $100,000 and a net worth of at least $350,000, or (b) a net worth of at least $500,000; and (ii) Nebraska investors must limit their investment in this offering and in the securities of other direct-participation programs (including real estate investment trusts (REITs), oil and gas programs, equipment leasing programs, business development companies (BDCs) and commodity pools) to 10% of such investor’s net worth.

New Jersey — New Jersey investors must have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of $350,000. In addition, a New Jersey investor’s investment in us, our affiliates, and other non-publicly traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed ten percent (10%) of his or her liquid net worth.

New Mexico — In addition to the general suitability standards listed above, a New Mexico investor may not invest, and we may not accept from an investor more than ten percent (10%) of that investor’s liquid net worth in shares of us, our affiliates, and in other non-traded business development companies.

North Dakota, Oklahoma, and Oregon — Investors from the States of North Dakota, Oklahoma, and Oregon must represent that, in addition to meeting the suitability standards above, such investors have a net worth of at least ten times their investment in our common stock.

Tennessee — Tennessee residents must have a minimum annual gross income of $100,000 and a minimum net worth of $100,000, or a minimum net worth of $500,000. In addition, Tennessee residents’ investment in the issuer must not exceed ten percent (10%) of their liquid net worth.

Vermont — Accredited investors in Vermont (within the meaning of Federal securities laws) may invest freely in this offering. In addition to the suitability standards described above, non-accredited Vermont investors may not purchase an amount in this offering that exceeds 10% of the investor’s liquid net worth.

For purposes of determining the suitability of an investor, net worth in all cases should be calculated excluding the value of an investor’s home, home furnishings and automobiles. “Liquid net worth” is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities. In the case of sales to fiduciary accounts, these minimum standards must be met by the beneficiary, the fiduciary account or the donor or grantor who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.

The sponsor and each person selling shares on our behalf and selected broker-dealers and registered investment advisers recommending the purchase of shares in this offering are required to make every reasonable effort to determine that the purchase of shares in this offering is a suitable and appropriate investment for each investor based on information provided by the investor regarding the investor’s financial situation and investment objectives and must maintain records for at least six years of the information used to determine that an investment in the shares is suitable and appropriate for each investor. In making this determination, your selected broker-dealer, authorized representative or other person selling shares on our behalf will, based on a review of the information provided by you, consider whether you:

•	meet the minimum income and net worth standards established in your state;

•	can reasonably benefit from an investment in our common stock based on your overall investment objectives and portfolio structure;

•	are able to bear the economic risk of the investment based on your overall financial situation, including the risk that you may lose your entire investment; and

•	have an apparent understanding of or are familiar with, as applicable, the following:

•	the fundamental risks of your investment;

•	the risk that you may lose your entire investment;

•	the lack of liquidity of your shares;

•	the restrictions on transferability of your shares;

•	the backgrounds and qualifications of GBA and Benefit Street and their affiliates; and

•	the tax consequences of your investment.

In purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by ERISA, or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law.

In addition to investors who meet the minimum income and net worth requirements set forth above, our shares may be sold to financial institutions that qualify as “institutional investors” under the state securities laws of the state in which they reside. “Institutional investors” are generally defined to include banks, insurance companies, investment companies as defined in the 1940 Act, pension or profit sharing trusts and certain other financial institutions. A financial institution that desires to purchase shares will be required to confirm that it is an “institutional investor” under applicable state securities laws.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our common stock. To understand this offering fully, you should read the entire prospectus carefully including the section entitled “Risk Factors” before making a decision to invest in our common stock.

Unless otherwise noted, the terms “we,” “us,” “our,” the “Company” and “Griffin-Benefit Street BDC” refer to Griffin-Benefit Street Partners BDC Corp. In addition, the terms “Adviser” and “GBA” refer to Griffin Capital BDC Advisor, LLC, which serves as our investment adviser; “Administrator” refers to Griffin Capital BDC Administrator, LLC, which serves as our administrator; and “Griffin Capital” refers to Griffin Capital Corporation, our “Sponsor” and owner of GBA. The terms “Sub-Adviser” and “Benefit Street” refer to Benefit Street Partners L.L.C., our sub-adviser and an affiliate of Providence Equity Partners L.L.C.; and “Providence” refers collectively to Providence Equity Partners L.L.C., an affiliate of Benefit Street, and its affiliated management companies.

Griffin-Benefit Street Partners BDC Corp.

We are a newly organized, externally managed, non-diversified closed-end management investment company that was incorporated under the general corporation laws of the State of Maryland on May 27, 2014. We intend to elect to be regulated as a BDC under the 1940 Act. As such, we will be required to comply with certain regulatory requirements. We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC, under Subchapter M of the Code.

We are externally managed by GBA, an affiliate of Griffin Capital. GBA is a registered investment adviser under the Advisers Act. Our Adviser will oversee the management of our activities and will have responsibility for making investment decisions with respect to, and providing day-to-day management and administration of, our investment portfolio. We and the Adviser have engaged Benefit Street, which is a registered investment adviser under the Advisers Act and an affiliate of Providence, to act as our sub-adviser. Our Sub-Adviser will assist our Adviser with the management of our activities and operations. We have also entered into an administration agreement with Griffin Capital BDC Administrator, LLC.

Our investment objective is to generate both current income and capital appreciation. We seek to achieve our investment objective, through our Adviser, by investing in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt), as well as equity and equity related securities issued by private U.S. companies primarily in the middle market or public U.S. companies with market equity capitalization of less than $250 million. We intend to generally focus our investment activities on companies that our Adviser believes have leading market positions, significant asset or franchise values, strong free cash flow, experienced senior management teams and high-quality sponsors (if the company is externally sponsored). As we work to build and grow our portfolio, we may also make investments in syndicated debt opportunities. Because we have not yet identified specific investments, this offering may be considered a “blind pool” offering.

We intend to invest in private U.S. companies primarily in the middle market with approximately $5 million to $100 million of earnings before interest, taxes, depreciation or amortization, or EBITDA. However, on occasion, we may invest in larger companies if an attractive opportunity presents itself, especially when there are dislocations in the capital markets, including the high yield and large syndicated loan markets. We expect that our investments will generally range between $5 million and $50 million, although the size of our investments may increase as our business grows. We will maintain a strong focus on credit quality, including a high level of investment discipline and selectivity. We believe that investing in the debt of private companies generally provides a more attractive relative value proposition than investing in broadly syndicated debt due to the conservative capital structures and superior default and loss characteristics typically associated with these companies. Because private companies have limited access to capital providers, debt investments in such companies typically carry above market interest rates and include better-than-market terms. As a result, we believe investments in private companies result in attractive risk-adjusted returns.

In connection with our debt investments, we may receive equity interests such as warrants or options as additional consideration. We may also purchase minority interests in the form of common or preferred equity in our target companies, typically in conjunction with one of our debt investments or through a co-investment with a financial sponsor. In addition, a portion of our portfolio may be comprised of corporate bonds and other debt securities. However, such investments are not expected to be significant.

In addition, we may from time to time invest up to 30% of our assets opportunistically in other types of investments, including the securities of larger public companies and foreign securities, which may be deemed “non-qualifying assets” for the purpose of complying with investment restrictions under the 1940 Act. See “Regulation — Qualifying Assets.”

We do not currently intend to list our shares for trading on a national securities exchange and do not expect a public market to develop for our shares in the foreseeable future. We believe that an unlisted structure is appropriate for the long-term nature of the assets in which we invest. In addition, because our common stock will not be listed on a national securities exchange, we will be able to pursue our investment objective without subjecting our investors to the daily share price volatility associated with the public markets. To provide our stockholders with limited liquidity, we intend to conduct quarterly tender offers pursuant to our share repurchase program beginning with the first full calendar quarter following the one-year anniversary of the date that we satisfy the minimum offering requirement. We are not obligated to repurchase any shares and, if we do so, shares will be repurchased at a discount of 10% from the current offering price at the time of such repurchase. This share repurchase program will be the method by which our stockholders may obtain liquidity prior to a liquidity event. See “Share Repurchase Program.” Therefore, stockholders may not be able to sell their shares promptly or at a desired price. If stockholders are able to sell their shares, it is likely they will have to sell them at a significant discount to their purchase price.

Although we do not currently intend to list our common stock on an exchange and do not expect a public market to develop for it in the foreseeable future, we intend to seek to complete a liquidity event within approximately five years following the completion of our offering stage or at such earlier time as our board of directors may determine, taking into consideration market conditions and other factors; however, our offering of common stock may extend for an indefinite period. Accordingly, until we complete a liquidity event, it is unlikely that you will be able to sell your shares. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public equity offering in any continuous two-year period. See “Liquidity Strategy” for a discussion of what constitutes a liquidity event. However, there can be no assurance that we will be able to complete a liquidity event.

As a BDC, we will be subject to certain regulatory restrictions in negotiating certain investments with certain affiliates under the 1940 Act, such as GBA, Benefit Street and their respective affiliates. Together with these affiliates, we have applied for exemptive relief from the SEC to permit greater flexibility to negotiate the terms of co-investments. We believe that co-investment by us and other funds managed by Benefit Street or any of its affiliates may afford us additional investment opportunities and an ability to achieve greater diversification. The exemptive relief that we have requested would permit us to co-invest with funds managed by Benefit Street or any of its affiliates in the same portfolio companies under circumstances in which such investments would otherwise be prohibited by the 1940 Act, subject to the conditions of the order. We expect that such exemptive relief, if granted, would require, among other things, that our independent directors review and approve each initial co-investment. There can be no assurance such exemptive relief will be granted. Prior to receiving or in the absence of such exemptive relief from the SEC that would permit greater flexibility relating to co-investments,

Benefit Street and GBA intend to allocate investment opportunities in a manner that is fair and equitable over time and consistent with their respective allocation policies.

Capital Contribution by GBA and Benefit Street

On July 25, 2014 and July 28, 2014, pursuant to a private placement, each of GBA and Benefit Street, respectively, contributed an aggregate of $100,000 to purchase 11,111 shares of our common stock at $9.00 per share, which represents the initial public offering price of $10.00 per share net of selling commissions and dealer manager fees. Neither GBA nor Benefit Street will tender these shares for repurchase as long as it remains the investment adviser or investment sub-adviser, respectively. There is no current intention for either GBA or Benefit Street to discontinue in their respective roles. In connection with the private placements, we issued an aggregate of approximately 22,222 shares of common stock for aggregate proceeds of approximately $200,000. As a result, upon achievement of the minimum offering requirement, we will have raised total gross proceeds of approximately $2.5 million plus the proceeds received in the private placements.

About GBA

GBA, our investment adviser, is a Delaware limited liability company formed in May 2014. GBA is registered with the SEC as an investment adviser under the Advisers Act. Our Adviser has no operating history. Kevin A. Shields, David Rupert, Joseph Miller, Randy Anderson and Howard S. Hirsch will form the senior management team of GBA. Our Adviser is currently owned by Griffin Capital, and Mr. Anderson owns a 5% interest in our Adviser.

GBA’s senior management team has experience in private lending, private equity and real estate investing, and has developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, while focusing on risk management. The team also has knowledge of the managerial, operational and regulatory requirements of publicly registered alternative asset entities, such as REITs, and Mr. Anderson was a founding partner of Franklin Square Capital Partners, the firm that pioneered the non-traded BDC. See “About Griffin Capital” below for a summary of the professional experience of GBA’s senior management team. GBA was staffed with five professionals as of December 31, 2014 and may retain additional investment personnel as our activities expand. See “Investment Objectives and Strategy — About GBA.” We believe that the active and ongoing participation by Griffin Capital and its affiliates in the credit markets, and the depth of experience and disciplined investment approach of GBA’s management team, will allow GBA to successfully execute our investment strategy. See “Management” for biographical information regarding GBA’s senior management team.

All investment decisions require the unanimous approval of the investment committee, which is currently comprised of Kevin Shields, David Rupert, Joseph Miller and Randy Anderson (the “Investment Committee”). Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and, beginning with the second anniversary of the effective date of the investment advisory agreement, will annually review the compensation we pay to GBA and the compensation GBA pays to Benefit Street to determine that the provisions of the investment advisory and the investment sub-advisory agreement, respectively, are carried out. See “Investment Advisory Agreement” for more information, including information regarding the termination provisions of the investment advisory agreement.

As of December 31, 2014, GBA had 5 employees all of which were shared with Griffin Capital.

About Griffin Capital

Griffin Capital is a privately-held, Los Angeles headquartered investment and management company with a 20-year track record sponsoring real estate investment vehicles and managing institutional capital. Led by senior executives, each with more than two decades of real estate experience who have collectively closed transactions representing over $20 billion in value, Griffin Capital and its affiliates have acquired or constructed over 33 million square feet of space since 1995, and through the end of 2014, managed, sponsored and/or co-sponsored an institutional-quality portfolio of approximately 28 million square feet located in 33 states and 1.0 million square feet located in the United Kingdom, representing approximately $6.7 billion in asset value, as of January 1, 2015 (inclusive of Griffin-American Healthcare REIT II, Inc., which, along with an interest in the American Healthcare Investors, LLC operating platform, was sold in December 2014 to NorthStar Realty Finance Corp.). In addition to serving as our sponsor, Griffin Capital currently serves as sponsor for Griffin Capital Essential Asset REIT, Inc. (“GCEAR”) and Griffin Capital Essential Asset REIT II, Inc. (“GCEAR II”) and as a co-sponsor for Griffin-American Healthcare REIT III, Inc. (“GAHR III”), each of which are publicly-registered, non-traded real estate investment trusts. Griffin is also the sponsor of Griffin Institutional Real Estate Access Fund, a publicly-registered interval fund (NASDAQ: GIREX) (“GIREX”). Griffin Capital also previously served as a co-sponsor for Griffin-American Healthcare REIT II, Inc. (“GAHR II”).

Of the completed programs that have been sponsored or co-sponsored by Griffin Capital, GAHR II disclosed in its prospectus its targeted time frame for completion of a liquidity event, which was five years after the completion of GAHR II’s offering stage. GAHR II completed its offering stage in October 2013, and effectuated a liquidity event in December 2014. GCEAR disclosed in its prospectus its targeted time frame for completion of a liquidity event, which was five to eight years after completion of GCEAR’s follow-on offering. GCEAR’s follow-on offering was terminated in May 2014, and, as of the date of this prospectus, GCEAR has not effectuated a liquidity event.

Pursuant to an administration agreement, our Administrator, an affiliate of Griffin Capital, will furnish us with office facilities and equipment, and clerical, bookkeeping and record keeping services. Our Administrator will also oversee our financial records and prepare our reports to stockholders and reports filed with the SEC. In addition, our Administrator will perform the calculation and publication of our net asset value, and oversee the preparation and filing of our tax returns, the payment of our expenses and the performance oversight of various third party service providers. Our Administrator has contracted with an independent third party to provide certain of our accounting and administrative services.

As of December 31, 2014, Griffin Capital had approximately 65 employees; Griffin Capital Securities, Inc. had approximately 50 employees; and Griffin Capital Asset Management Holdings, LLC had no employees.

About Benefit Street

Benefit Street, our Sub-Adviser and an affiliate of Providence, is a Delaware limited liability company established in 2011 and registered as an investment adviser under the Advisers Act. Benefit Street’s predecessor was established in 2008.

Benefit Street and its affiliates manage assets across a broad range of credit strategies including middle market private debt, long-short liquid credit, long-only credit and commercial real estate debt. Benefit Street has a team of approximately 83 employees, including 44 investment professionals, which collectively provide a debt investment management capability by combining industry knowledge and relationships with credit markets expertise. Benefit Street has capabilities across the full credit spectrum — from subordinated and mezzanine to senior secured debt — and has experience investing through multiple business cycles.

Benefit Street’s Senior Managing Directors have all previously worked together at Deutsche Bank for over a decade and each have on average over 20 years of credit experience. They are supported by a team of investment professionals and staff as well as an institutional infrastructure.

Benefit Street’s credit capabilities and expertise are strengthened by Providence’s market insights and global reach, and Benefit Street shares with Providence a common culture of excellence and a commitment to rigorous diligence and execution.

About Providence

Providence was founded in 1989 as a leading sector-focused private equity firm with a global franchise specializing in the media, communications, education and information sectors. Providence has both an active private equity portfolio and an active debt portfolio. In early 2008, Providence expanded into credit and launched Benefit Street and its affiliates as the investment manager of all credit funds going forward. Today,

Providence is a leading global alternative asset management firm(1) with over $40 billion in committed capital as of December 31, 2014.

Providence has maintained an active private equity portfolio over the course of its 25 year history. Since inception, Providence’s team has invested in more than 140 companies across eight funds. The credit platform has grown to approximately $9.3 billion in assets under management and unfunded commitments (including recallable amounts) with a dedicated staff of 83 employees, including 44 investment professionals, and now manages credit-focused strategies ranging from illiquid private debt to long-short liquid credit to levered loans. Providence’s team consists of approximately 315 employees, including 119 investment professionals located throughout seven offices worldwide in Providence, New York, Boston, London, Hong Kong, New Delhi and Beijing.

As of January 12, 2015, BSP Holdco, LLC had no employees.

The following chart shows the ownership structure and relationship of certain entities with us, GBA and Benefit Street.

Griffin-Benefit Street Partners BDC Corp.

Organizational Chart

(1)	Source: Towers Watson, Global Alternatives Survey 2014 (July 2014).
(2)	A group of third party investors hold a 10.08% ownership interest in the Sub-Adviser through Providence Equity L.L.C., and that ownership interest is included in Providence Equity L.L.C.’s 55.04% ownership interest in this diagram.
(3)	Mr. Anderson owns 5% of Griffin Capital BDC Advisor, LLC.

Potential Market Opportunity

We believe that the prevailing investment environment presents a compelling case for investing in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt) of private U.S. companies primarily in the middle market. The following factors represent the key drivers of our focus on this attractive market segment:

•	Large and Growing Target Market. According to the National Center for the Middle Market, there were approximately 197,000 U.S. businesses with revenues between $10 million and $1 billion in 2013. Approximately 97.7%, or 192,500, of these companies were non-sponsored. We believe that these companies represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. These companies have generated a significant number of investment opportunities for investment funds managed or advised by Benefit Street and its affiliates, and we believe that this market segment will continue to produce significant investment opportunities for us.

We believe the global credit crisis has further increased the number of potential transactions available to us, as traditional sources of credit have diminished. We also believe reduced competition among lenders and increased deal flow should allow us to be very selective in our underwriting process. In addition, Benefit Street’s ability to work directly with borrowers to create customized financing solutions may enable us to enhance our returns, subject to the issuance of an exemptive order by the SEC permitting such activity.

•	Reduced Availability of Financing for Private U.S. Companies. We believe the recent global financial crisis and its long-term aftereffects have sharply reduced the amount of debt capital available to private U.S. companies. Specifically, in recent years, we believe that many traditional providers of debt capital to this segment such as banks, finance companies, collateralized loan obligation funds (CLOs) and hedge funds have either significantly contracted or completely eliminated their debt origination activities, creating a major loss of financing options for these companies.

We believe that driving the diminished role of these traditional debt providers are a range of structural and secular (as opposed to cyclical) factors, implying that this “new normal” debt financing landscape for private U.S. companies will continue for years and perhaps decades to come. Foremost among these factors are the potential impact to banks from the ban on proprietary trading under the Dodd-Frank Act’s Volcker Rule, and increased costs imposed on certain lending activities under the risk capital provisions of Basel III. As a result of these regulatory developments, banks may be constrained from holding non-investment grade leveraged loans on their balance sheets, which, in turn, could diminish bank lending in the private segment given that many of these loans may be non-investment grade.

Compounding this external, regulatory-driven pressure is internal, strategic repositioning within banks and other traditional debt providers moving away from lending to this segment of companies, which we believe is caused in part by the mismatch between customized, often highly labor-intensive lending processes and the increasingly streamlined and formulaic operational business models guiding the lending activities of large, global banking institutions.

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Specialized Lending Requirements. We believe that several factors render many U.S. financial institutions ill-suited to lend to private U.S. companies. For example, based on the experience of our investment team, lending to such companies (i) is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies, (ii) requires due diligence and underwriting practices consistent with the demands and economic limitations of this market segment and (iii) may also require more extensive ongoing monitoring by the lender. As a result, these companies historically have been served by a limited segment of the lending community. In this market, as we intend to position ourselves as providers of “strategic capital,” we aim to capture a significant premium to public markets. While many of our peers in this space focus on “sponsor-backed” companies, we intend to prioritize lending to non-sponsored and private companies.

•	Significant Refinancing Requirements. A significant amount of debt in private U.S. companies is expected to mature between 2014 and 2017,(1) but we believe companies will not have the ability to refinance at the same leverage levels they did previously due to a combination of regulatory and structural changes that has led many banks to depart lending to these companies, resulting in what we expect to be a significant funding gap. We believe the loss of the lending capacity in these markets, combined with the need for borrowers to refinance existing indebtedness over the next several years will create significant lending opportunities for us.

•	Attractive Relative Value Proposition. We believe that directly originated loans often exhibit superior default and loss characteristics compared to broadly syndicated debt, which are often structured with higher levels of debt and a lower percentage of equity contributed. Based on our analysis of S&P Credit Pro data, it is our view that over the past several years, loans made to private U.S. companies have experienced lower historical default rates and higher recovery rates than broadly syndicated debt. Moreover, after peaking in the first quarter of 2010, we believe that overall default rates on these loans have declined significantly over the past few years. We believe that these loans’ higher yield compared to broadly syndicated debt is largely driven by the reduced access to, and availability of, credit for U.S. borrowers in the private segment, thereby creating an attractive risk-return dynamic for lenders. As a result, we believe that the debt of such borrowers typically carries higher interest rates and offers more substantial up-front fees, thereby providing us with many investment opportunities.

•	Conservative Capital Structures and Increased Percentage of Equity Contributed. We believe that lenders generally are requiring borrowers to hold more equity as a percentage of their total capitalization and less senior and total leverage than was customary in the years leading up to the credit crisis, providing a greater amount of equity to protect lenders against future economic downturns. We believe that lower leverage levels in mergers and acquisitions executed for private companies suggest that these companies should have more cash flow available to them to service their debt.

Potential Competitive Strengths

We believe that we have the following potential competitive strengths over other lenders in this target segment:

•	Experienced Investment Team. Our Adviser and Sub-Adviser will be able to leverage the experience of their respective affiliates, including Benefit Street’s investment team, as a complement to the experience of their respective senior management teams. Our Adviser and Sub-Adviser have investing experience through multiple business and credit cycles, and have experience investing across the entire capital structure. Together, they provide us with access to a wide range of business, banking, legal and other contacts from which we may receive proprietary deal flow, as well as expertise relating to the structuring, origination, evaluation and monitoring of debt investments. We believe the expertise and the experience of the respective investment teams of our Adviser and Sub-Adviser provide us with a competitive advantage in sourcing, structuring and evaluating investment opportunities. This competitive advantage is furthered by the relationships with industry executives, senior advisors and strategic partners maintained by the Sub-Adviser and the Adviser and their respective affiliates.

•	Focus on Direct Origination. We expect that a significant number of our investments will be in non-sponsored transactions directly to companies that we believe are underserved by the traditional banking system, although we also may source transactions via the private equity sponsor channel. Benefit Street employs investment professionals focused on the direct origination of debt products. We intend to

(1)	Source: Deloitte, The Road Ahead: An Update on the Corporate Debt Maturity Wall.

originate debt investments by leveraging our Adviser’s and Sub-Adviser’s nationwide network of relationships. Specifically, our Adviser, with the assistance of our Sub-Adviser, intends to source investment opportunities through a combination of: (i) direct origination efforts of Benefit Street’s investment team as a result of its contacts with middle market companies, including corporate relationships and experienced senior management teams; (ii) access to networks of relationships, including senior managers from current and former Providence portfolio companies, which focus on the media, communications, education and information sectors; (iii) long-standing relationships with Wall Street professionals, industry executives and strategic partners; and (iv) relationships with sponsors and other industry contacts. Our Adviser, with the assistance of our Sub-Adviser, also intends to partner, from time to time, with venture capital firms and source investments from a variety of regional and local intermediaries, including regional investment banking firms, business brokers, accountants and lawyers, rather than solely from large commercial or investment banks.

We believe that the experience of our Adviser’s and Sub-Adviser’s respective investment teams in working directly with borrowers to create customized financing solutions will enable us to deliver attractive yields to investors while eliminating intermediaries who extract fees for their services. We believe non-sponsored transactions typically provide better returns compared with deals originated through other intermediaries.

•	Leading U.S. Platform Provides Access to Proprietary Relationship-Based Deal Flow. Our Adviser and Sub-Adviser have nationwide networks of relationships, including access to senior managers from current and former Providence private equity portfolio companies, which focus on the media, communications education and information sectors. In addition, our Adviser and Sub-Adviser will benefit from their respective affiliates’ relationships with lenders, accounting firms, financial and legal advisors, and restructuring professionals. Providence’s investment professionals, senior advisors and operating partners generate proprietary deal flow, often uncovering or developing attractive investment opportunities before these deals come to the attention of intermediaries or other investors. In addition, members of the Benefit Street team have networks and personal relationships with senior leveraged finance professionals at many of the major commercial and investment banks as well as contacts at a variety of regional and local intermediaries, including regional investment banking firms, business brokers, accountants and lawyers. Providence and Benefit Street are commonly sought out as strategic partners as their capital investments are often highly tailored and structured to meet the needs of management.

•	Access to Providence’s Resources. Our Adviser and Sub-Adviser will have the opportunity to draw upon the resources of Providence, an affiliate of Benefit Street. Providence has a 25-year history of investing in the media, communications, education and information sectors across multiple business cycles. Providence’s team consists of approximately 315 employees, including 119 investment professionals located throughout seven offices worldwide in Providence, New York, Boston, London, Hong Kong, New Delhi and Beijing. In addition, Benefit Street’s investment team, which consists of 83 employees, including 44 investment professionals who manage a debt portfolio with approximately $9.3 billion in assets under management and unfunded commitments (including recallable amounts) across various credit strategies and funds, expects to benefit from access to Providence’s resources, which include a network of portfolio company contacts, senior advisors, researchers, and timely market intelligence.

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Investment, Underwriting and Monitoring Process. Our Adviser’s investment team has an investment process for reviewing lending opportunities, structuring transactions and monitoring investments, which seeks to minimize credit losses through effective underwriting, comprehensive due diligence, and the careful structuring of covenant packages. Historically, Benefit Street’s investment team has employed a highly selective approach to investing. Our Adviser’s investment team will typically use the same credit criteria, which include:

•	Focus on companies with leading market positions, significant asset or franchise values, strong cash flow, experienced senior management teams, and high-quality sponsors (if the company is externally sponsored);

•	Engage in extensive financial accounting and legal due diligence; and

•	Select companies with conservative capital structures.

Following each investment, our Adviser will implement a regimented credit monitoring system. We believe this careful approach, which involves (i) ongoing sector review and analysis by our Adviser’s and Sub-Adviser’s respective investment teams, (ii) contact with portfolio companies, (iii) monitoring price movements of comparative industry sets, and (iv) maintenance of proper risk weighting, should enable us to identify problems early and to assist borrowers and work with other lenders before they face difficult liquidity constraints. Please see “Investment Objective and Strategy — Investment Process Overview” for additional information.

•	Asset Management Process. We intend to continue the successful asset management process employed by our Adviser. In particular, we expect that our investments will be diversified by company type, asset type, transaction size and industry. We will utilize a systematic underwriting process involving rigorous due diligence, third-party reports and Investment Committee approval. Following the closing of each transaction, our Adviser, with the assistance of our Sub-Adviser, will implement a proprietary, dynamic monitoring system for regularly updating issuer financial, legal, industry and exit analysis, along with other relevant information. At the same time, additional input to the asset management process will be provided by third parties, including, as applicable, the following: forensic accountants, valuation specialists, legal counsel, fund administrators and loan servicers.

•	Established Infrastructure. We believe the breadth and depth of our investment team’s experience, together with Benefit Street’s established infrastructure to source, structure, execute and monitor portfolio company investments, provides us with a significant competitive advantage in managing and growing the Company. We expect to benefit from the management experience of our investment team who collectively have been involved in hundreds of credit transactions over the course of their careers as senior bankers at preeminent institutions at the center of the global credit markets.

Characteristics of and Risks Related to Investments in Private Companies

We intend to invest primarily in the debt of privately-held middle-market companies within the U.S. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. As a result, these companies, which may present greater credit risk than public companies, may be unable to meet their obligations under their debt securities that we hold. Second, the investments themselves may often be illiquid. The securities of many of the companies in which we invest are not publicly-traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. In addition, such securities may be subject to legal and other restrictions on resale. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. These investments also may be difficult to value because little public information generally exists about private companies, requiring an experienced due diligence team to analyze and value the potential portfolio company. Finally, these companies often may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of GBA and/or Benefit Street to obtain adequate information through their due diligence efforts to evaluate the creditworthiness of, and risks involved in, investing in these companies, and to determine the optimal time to exit an investment.

These companies and their financial information will also generally not be subject to the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, or other rules and regulations that govern public companies that are designed to protect investors.

Investment Strategy

The investment objective is to generate both current income and capital appreciation. We seek to achieve our investment objective, through our Adviser, by investing in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt), as well as equity and equity related securities issued by private U.S. companies primarily in the middle market or public U.S. companies with market equity capitalization of less than $250 million.

We expect that our investments will generally range between $5 million and $50 million, although we expect that the size of our investments may increase as our business grows. We expect to maintain a strong focus on credit quality, including a high level of investment discipline and selectivity. In addition, we may from time to time invest up to 30% of our assets opportunistically in other types of investments, including the securities of larger public companies and foreign securities.

We believe that the experience of our Adviser’s and Sub-Adviser’s investment professionals in working directly with borrowers to create customized financing solutions will help us deliver attractive yields to investors while eliminating intermediaries who extract fees for their services. We believe non-sponsored transactions provide better returns compared with deals originated through other intermediaries. Generally, in non-sponsored transactions we will source, negotiate and underwrite loans directly and in the absence of an intermediary, such as a private equity firm sponsor. We will perform the due diligence, structuring and monitoring activities necessary to execute these transactions. While we expect that a significant number of our investments will be in private non-sponsored companies, we believe that a combination of sponsored and non-sponsored investments is important to participating in the most attractive opportunities across investment cycles, and to that end our nationwide origination efforts will target both private equity sponsors and referral sources of non-sponsored companies.

We will seek to invest in fundamentally sound private U.S. companies primarily in the middle market with management teams that maintain an alignment of interests in their business and are seeking capital to grow the company but do not have access to the broad capital markets, thus driving terms and conditions and positioning ourselves to benefit from the long-term growth of our investments. Our strategy includes leveraging the intensive and proactive sourcing of transactions by the Adviser and Sub-Adviser who target investments in non-sponsored companies. As a result, we primarily will work directly with private non-sponsored companies rather than rely on sponsors for our origination pipeline. Non-sponsored companies are either privately-held companies typically owned and controlled by entrepreneurs rather than private equity firms or those public companies with market capitalization less than $250 million. We believe that non-sponsored companies represent a large, attractive and less competitive investment opportunity for several reasons: (1) the number of non-sponsored companies far exceeds the number of sponsored companies; (2) many investors focus primarily on sponsored companies; and (3) non-sponsored companies have more limited access to capital than sponsored companies. We also believe that investments in non-sponsored companies will provide for the most attractive economics, alignment of interests with management and the greatest control for us as an investor.

We believe that a critical and differentiating factor of our investment strategy is our ability to conduct detailed operational and strategic due diligence from the point of view of an owner and operator in addition to strong fundamental and detailed credit analysis from the point of view of a financial investor or lender. We believe that this analytical approach, which couples a deep understanding of a company’s income and cash flow statements and the opportunities and risks associated with it, with a comprehensive balance sheet analysis, facilitates an investment discipline that is biased towards stronger and more stable companies. We believe the broad operating experience and skills of our Adviser’s and Sub-Adviser’s respective investment teams complement and enhance our credit-focused experience.

We will develop potential exit strategies upon origination of each transaction and will continually monitor potential exits throughout the life of the transaction. However, because these private debt transactions are structured to provide the lender with contractually determined, periodic payments of principal and interest, they are less likely to depend generally on the existence of robust merger and acquisitions or public equity markets to deliver returns. We believe, as a result, that we can achieve our target returns even if public markets remain challenging for a long period of time.

Risk Factors

An investment in our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in shares of our common stock. The following are some of the risks of investing in our common stock:

Risks Related to Our Business and Structure

•	We are a new company and have no operating history.

•	We have not identified specific investments that we will make with the proceeds of this offering, and you will not have the opportunity to evaluate our investments prior to purchasing shares of our common stock. As a result, this offering may be considered a “blind pool” offering.

•	Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse to our results of operations and financial condition.

•	Our ability to achieve our investment objective depends on the ability of GBA to manage and support our investment process. If GBA or Benefit Street were to lose any of their respective members of their respective senior management team, our ability to achieve our investment objective could be significantly harmed.

•	Capital markets may experience periods of disruption and instability and we cannot predict when these conditions will occur. Such market conditions could materially and adversely affect debt and equity capital markets in the United States and abroad, which could have a negative impact on our business, financial condition and results of operations.

•	Unfavorable economic conditions or other factors may affect our ability to borrow for investment purposes, and may therefore adversely affect our ability to achieve our investment objective.

•	A significant portion of our investment portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments.

•	The amount of any distributions we may make is uncertain. Our distributions may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering, and may be funded from unlimited amounts of offering proceeds or borrowings. Therefore, portions of the distributions that we make may represent a return of capital to you for tax purposes that will lower your tax basis in your common stock and reduce the amount of funds we have for investments in targeted areas.

•	Terrorist attacks, acts of war or natural disasters may impact the businesses in which we invest and harm our business, operating results and financial condition.

Risks Related to an Investment in Our Common Stock

•	This is a “best efforts” offering, and if we are unable to raise substantial funds, then we will be more limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets under-perform.

•	Beginning with the first full calendar quarter following the one-year anniversary of the date that we satisfy our minimum offering requirement, we intend to offer to repurchase your shares on a quarterly basis. Only a limited number of shares will be repurchased, however, and, to the extent you are able to sell your shares under the repurchase program, you may not be able to recover the amount of your investment in those shares.

•	Although we intend to adopt a share repurchase program, we have the right to suspend the program, cease repurchases or terminate the program at any time upon 30 days’ notice.

•	The timing of our repurchase offers pursuant to our share repurchase program may be disadvantageous to our stockholders.

•	Our shares are not listed on an exchange or quoted through a quotation system, and will not be listed or quoted for the foreseeable future, if ever. Therefore, if you purchase shares in this offering, it is unlikely that you will be able to sell them and, if you are able to do so, it is unlikely that you will receive a full return of your invested capital.

•	If we are unable to raise substantial funds in our ongoing, continuous “best efforts” public offering, we will be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets under-perform.

•	Because the dealer manager is an affiliate of GBA, you will not have the benefit of an independent due diligence review of us, which is customarily performed in firm commitment underwritten offerings; the absence of an independent due diligence review increases the risks and uncertainty faced as a stockholder.

•	Investing in our common stock involves a high degree of risk.

•	The net asset value of our common stock may fluctuate significantly.

Risks Related to Our Investments

•	Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.

•	In the event that GBA collects a fee on an investment that provides for PIK interest and such investment fails, GBA would not be required to repay the fee that it received with respect to that investment.

•	Investments in private companies pose certain incremental risks as compared to investments in public companies.

•	Because we will generally not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

•	Our investments in lower rated loans and debt instruments including in unrated debt may subject us to greater risk of loss of principal and interest.

•	Our portfolio companies may incur debt that ranks above or equally with our investments in such companies.

Risks Related to Debt Financing

•	If we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available for distribution to our stockholders, and result in losses.

Risks Related to GBA and its Affiliates; Risks Related to Benefit Street and its Affiliates

•	GBA has no prior experience managing a BDC or a RIC.

•	Our base management and incentive fees may induce GBA to make, and Benefit Street to recommend, speculative investments or to incur leverage.

•	We may be obligated to pay the Adviser incentive compensation even if we incur a loss and may pay more than 20% of our net capital gains because we cannot recover payments made in previous years.

•	GBA, Benefit Street and their respective affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates that could result in actions that are not in your best interests.

•	We may be obligated to pay GBA incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.

•	There may be conflicts of interest related to obligations that GBA’s and Benefit Street’s respective senior management and investment teams have to other clients.

•	The compensation we pay to GBA was determined without independent assessment on our behalf, and these terms may be less advantageous to us than if they had been the subject of arm’s-length negotiations.

Risks Related to Our Operations as a Business Development Company and a RIC

•	Regulations governing our operation as a BDC may limit our ability to, and the way in which we, raise additional capital, which could have a material adverse impact on our liquidity, financial condition and results of operations.

•	If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

•	We are uncertain of our sources for funding our future capital needs; if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

•	We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.

See “Risk Factors” and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Plan of Distribution

We are offering on a best efforts, continuous basis up to $1.5 billion in shares of our common stock at an initial offering price of $10.00 per share. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for two years from the date of this prospectus, unless extended. This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not annually renewed or otherwise extended.

Our dealer manager is Griffin Capital Securities, Inc., which is a member of the Financial Industry Regulatory Authority, or FINRA, and the Securities Investor Protection Corporation, or SIPC. Our dealer manager is not required to sell any specific number or dollar amount of shares, but has agreed to use its best efforts to sell the shares offered. The minimum permitted purchase is $2,500 in shares of our common stock, except for purchases by (1) our existing stockholders, including purchases made pursuant to the distribution reinvestment plan, and (2) existing investors in other programs sponsored by our Sponsor, which may be in lesser amounts; provided however, that the minimum initial investment for purchases made by an IRA is at least $1,500. In addition, you may not transfer, fractionalize or subdivide your investment so as to retain an amount less than the applicable minimum initial investment. In order for retirement plans to satisfy the minimum initial investment requirements, unless otherwise prohibited by state law, a husband and wife may contribute funds from their separate IRAs, provided that each such contribution is at least $100. You should note that an investment in shares of our common stock will not, in itself, create a retirement plan and that in order to create a retirement plan, you must comply with all applicable provisions of the Code. We will not sell any shares unless we raise gross offering proceeds of at least $2.5 million within one year from the initial effective date of this offering. Upon satisfying the minimum offering requirement, offering proceeds will be released to us and we will commence operations. In addition, we completed a private placement of shares of our common stock to each of GBA and Benefit Street. We issued the shares purchased in the private placement at $9.00 per share, which represents the initial public offering price of $10.00 per share, net of selling commissions and dealer manager fees. As a result, upon achievement of the minimum offering requirement, we will have raised total gross offering proceeds of at least $2.5 million, plus the proceeds received in the private placement. See “—Capital Contribution By GBA and its Affiliates and Benefit Street and its Affiliates” for additional information.

We are offering our shares on a continuous basis at an initial offering price of $10.00 per share. However, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price per share, after deducting selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our then-current net offering price, we will reduce our offering price in order to establish a new net offering price that is not more than 2.5% above our net asset value per share. Promptly following any such adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we will also post the updated information on our website at www.griffincapital.com.

Suitability Standards

Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. For the foreseeable future, there is not expected to be any public market for our shares, which means that it may be difficult for stockholders to sell their shares. As a result, we have established suitability standards which require investors to have either (i) a net worth (not including home, furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings, and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor: (1) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective investor’s overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the restrictions on transferability of the shares, (e) the background and qualifications of GBA and Benefit Street, and (f) the tax consequences of the investment. For more information, including special suitability standards for residents of certain states, please see “Suitability Standards.”

How to Subscribe

Investors who meet the suitability standards described in the prospectus may purchase shares of our common stock. Investors seeking to purchase our shares should proceed as follows:

•	Read this entire prospectus and any appendices and supplements accompanying this prospectus;

•	Complete the execution copy of the subscription agreement. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A;

•	Deliver a completed subscription agreement and a check to Griffin Capital Securities, Inc., or its designated agent, for the full purchase price of the shares of our common stock being subscribed for, payable to (i) “UMB Bank, N.A. as escrow agent for Griffin-Benefit Street Partners BDC Corp.” until we reach the minimum offering, then to (ii) “Griffin-Benefit Street Partners BDC Corp.” after we reach the minimum offering, or as otherwise instructed by your participating broker-dealer. Certain participating broker-dealers who have “net capital,” as defined in the applicable federal securities regulations, of $250,000 or more may instruct their customers to make their checks payable directly to the dealer. In such case, the dealer will issue a check made payable as described herein for the purchase price of your subscription. The name of the participating dealer appears on the subscription agreement; and

•	Execute the subscription agreement and pay the full purchase price for the shares subscribed for, attest that you meet the minimum income and net worth standards as provided in the “Suitability Standards” section of this prospectus and as stated in the subscription agreement and accept the terms of the subscription agreement.

Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. We may not accept a subscription for shares until at least five business days after the date you receive a final prospectus. Our dealer manager and/or the broker dealers participating in the offering will submit a subscriber’s check in compliance with Rule 15c2-4 promulgated under the Exchange Act, generally by noon on the next business day following receipt of the subscriber’s subscription documents and check. The proceeds from your subscription will be held by us in a segregated account pending our acceptance of your subscription. Subscriptions will be accepted or rejected within 30 days of receipt by us and, if rejected, all funds shall be returned to the rejected subscribers within 10 business days thereafter. If accepted, the funds will be transferred into our general account. You will receive a confirmation of your subscription.

An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee.

Pending our satisfaction of the minimum offering requirement, all subscription payments will be placed in an account held by our escrow agent, UMB Bank, N.A., in trust for our subscribers’ benefit, pending release to us. If we do not raise gross offering proceeds of $2.5 million by one year from the date of this prospectus, we will promptly return all funds in the escrow account (including interest), and we will stop offering shares of our common stock.

Special Notice to Washington Investors

Notwithstanding our $2,500,000 minimum offering amount for all other jurisdictions, we will not issue any shares to Washington investors unless we raise a minimum of $10,000,000 in gross offering proceeds (including sales made to residents of other jurisdictions). Pending satisfaction of this condition, all Washington subscription payments will be placed in an account held by the escrow agent, UMB Bank, N.A., in trust for such subscribers’ benefit, pending release to us.

Estimated Use of Proceeds

We intend to use substantially all of the net offering proceeds from this offering to make investments in accordance with our investment objective and the investment strategies described in this prospectus. We anticipate that the remainder of net offering proceeds will be used for working capital and general corporate purposes, including payment of operating expenses. However, we have not established limits on the use of proceeds from this offering or the amount of funds we may use from available sources to make distributions to our stockholders. There can be no assurance that we will be able to sell all of the shares we are registering in this offering. If we only sell a portion of the shares registered, we may be unable to achieve our investment objective or allocate our investment portfolio among various issuers and industries. Pending investment of the net offering proceeds, we intend to invest the net proceeds primarily in cash, cash equivalents or short-term securities consistent with our BDC election and our intention to elect to be taxed as a RIC. See “Estimated Use of Proceeds.”

Distribution Policy

Subject to our board of directors’ discretion and applicable legal requirements, we expect to authorize and declare cash distributions on a monthly basis and pay such distributions on either a monthly or quarterly basis beginning no later than the first full calendar quarter after the month in which the minimum offering requirement is met. We will then calculate each stockholder’s specific distribution amount for the period using record and declaration dates and distributions will begin to accrue on the date we accept each stockholder’s subscription for our common stock. From time to time, we may also pay interim special distributions in cash or in our common stock at the discretion of our board of directors. For example, our board of directors may periodically declare stock distributions in order to reduce our net asset value per share if necessary to ensure that we do not sell shares at a price below our net asset value per share.

Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. A return of capital is a return of your investment, rather than a return of earnings or gains derived from our investment activities, and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to GBA.

However, a stockholder will not be subject to immediate taxation on the amount of any distribution treated as a return of capital to the extent of the stockholder’s basis in its shares. In such an instance, the tax basis of a stockholder’s shares will be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of a shareholder’s shares. To the extent that the amount of the return of capital exceeds the stockholder’s basis in its shares, such excess amount will be treated as gain from the sale of the stockholder’s shares. A stockholder’s basis in his/her investment will be reduced by the nontaxable amount, which will result in additional gain (or a lower loss) when the shares are sold. A stockholder may recognize a gain from the sale of his/her shares even if the stockholder sells the shares for less than the original purchase price. Each distribution estimated by us to contain any element of capital gain or return of capital will be accompanied by an estimate of the sources of such distribution. In addition, each year, a statement on Form 1099-DIV identifying the sources of the distributions will be mailed to our stockholders. There can be no assurance that we will be able to pay distributions at a specific rate or at all. See “Material U.S. Federal Income Tax Considerations.”

We intend to make our distributions in the form of cash, out of assets legally available for such purpose, unless stockholders elect to receive their distributions in the form of additional common stock pursuant to our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to U.S. stockholders. If stockholders hold common stock in the name of a broker or financial intermediary, they should contact the broker or financial intermediary regarding their election to receive distributions in the form of additional common stock.

On a quarterly basis, we will send information to all stockholders of record regarding the sources of distributions paid to our stockholders in such quarter.

Distribution Reinvestment Plan

We have adopted an “opt in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our common stock. Participants in our distribution reinvestment plan are free to elect to participate or terminate participation in the plan by providing written notice to the reinvestment agent so that such notice is received by the reinvestment agent no later than the record date fixed by the board of directors for the applicable distribution. A participant may terminate its participation in the distribution plan by providing written notice to the reinvestment agent so that such notice is received at least two days prior to any distribution record date. If such notice of termination is received by the reinvestment agent at least two days prior to any distribution record date, it will be effective immediately; otherwise, such termination will be effective only with respect to any subsequent distribution. If you do not elect to participate in the plan, you will automatically receive any distributions we declare in cash. If you elect to participate in the plan, you will not receive the cash from your distributions, other than special distributions that are designated by our board of directors. As a result, you may have a tax liability with respect to your share of our taxable income, but you will not receive cash distributions to pay such liability. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in our distribution reinvestment plan. You should contact your broker or financial intermediary regarding any such restrictions that may be applicable to your investment in shares of our common stock.

See the “Distribution Reinvestment Plan” section of this prospectus for additional information.

Share Repurchase Program

We do not currently intend to list our common stock on any national securities exchange and do not expect a public market for the shares to develop in the foreseeable future. Therefore, stockholders should not expect to be able to sell their shares when desired or at a desired price.

Beginning with the first calendar quarter following the one-year anniversary of the date that we meet the minimum offering requirement, and on a quarterly basis thereafter, we intend to offer to repurchase our common stock on such terms as may be determined by our board of directors in its complete and absolute discretion unless, in the judgment of the independent directors, such repurchases would not be in the best interests of our stockholders or would violate applicable law. However, in the event of the death, disability or bankruptcy of a stockholder, we may repurchase such a stockholder’s shares before the first calendar quarter following the one-year anniversary of the date that we meet the minimum offering requirement, subject to the discretion of our board of directors. Shares redeemed in connection with the death or disability of a stockholder may be repurchased at a purchase price equal to the price actually paid for such shares. We will conduct such repurchase offers in accordance with the requirements of Rule 13e-4 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and the 1940 Act. In months in which we repurchase our common stock, we will conduct such repurchases on the same date that we hold our first semi-monthly closing for the sale of our shares in this offering. Any offer to repurchase our common stock will be conducted solely through tender offer materials mailed to each stockholder and is not being made through this prospectus.

We currently intend to limit the number of shares to be repurchased during any calendar quarter to the number of shares we can repurchase with the proceeds we receive from the sale of our shares pursuant to our distribution reinvestment plan. Although we have adopted a share repurchase program, we have the right to suspend the program, cease repurchases or terminate the program at any time upon 30 days’ notice. In addition, we will limit the number of shares to be repurchased in any calendar year to 10% of the weighted average number of shares of common stock outstanding in the prior calendar year. These limits may prevent us from accommodating all requests made in any year. We will offer to repurchase shares on each repurchase date at a price equal to 90% of the offering price in effect on such repurchase date.

While we intend to conduct quarterly tender offers as described above, we are not required to do so and may suspend or terminate the share repurchase program at any time. If we do not have proceeds from the sale of shares pursuant to our distribution reinvestment plan, we will not offer to repurchase shares. See “Share Repurchase Program.”

Liquidity Strategy

We intend to seek to complete a liquidity event for our stockholders within approximately five years following the completion of our offering stage, or at such earlier time as our board of directors may determine, taking into consideration market conditions and other factors; however, our offering period may extend for an indefinite period. Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time until we complete a liquidity event. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public equity offering in any continuous two-year period. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event and that such conditions will improve in the future. A liquidity event could include (1) a listing of our common stock on a national securities exchange, (2) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation or (3) a merger or another transaction approved by our board of directors in which our stockholders will receive cash or shares of a publicly-traded company. We refer to these scenarios as “liquidity events.” While our intention is to seek to complete a liquidity event within five years following the completion of our offering stage or at such time as our board of directors may determine, taking into consideration market conditions and other factors, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. In making a determination of what type of liquidity event is in the best interest of our stockholders, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, the investment advisory experience of GBA and market conditions for the sale of our assets or listing of our common stock, and the potential for stockholder liquidity. If we determine to pursue a listing of our common stock on a national securities exchange in the future, at that time we may consider either an internal or an external management structure. As such, there can be no assurance that we will complete a liquidity event at all. In addition, shares of BDCs listed on a national securities exchange frequently trade at a discount to net asset value. If we determine to pursue a listing of our common stock on a national securities exchange, stockholders, including those who purchase shares of our common stock at the offering price, may experience a loss on their investment if they sell their shares at a time when our shares are trading at a discount to net asset value. This risk is separate and distinct from the risk that our net asset value will decrease.

Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for you to have your shares of common stock repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for such shares. See “Share Repurchase Program” for a detailed description of our share repurchase program. See “Liquidity Strategy.”

Advisory Fees

GBA and Benefit Street will be compensated for their services. Pursuant to the investment advisory agreement, after we meet the minimum offering requirement, GBA will become entitled to a fee consisting of two components — a base management fee and an incentive fee based on our performance.

The base management fee will be calculated at an annual rate of 2.0% of our gross assets, excluding cash and cash equivalents, and will be payable quarterly in arrears. For purposes of calculating the base management fee, the term “gross assets” includes any assets acquired with the proceeds from leverage.

The incentive fee based on our performance will consist of two parts. The first part, which we refer to as the incentive fee on income, will be calculated and payable quarterly in arrears. The incentive fee on income will equal 20% of the “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate equal to 1.75% per quarter, or 7.0% annually. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses reimbursed to our Administrator, under the administration agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee).

As a result, GBA will not earn this incentive fee for any quarter until our pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.75%. Once our pre-incentive fee net investment income in any quarter exceeds this hurdle rate, GBA will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until our pre-incentive fee net investment income for such quarter equals 2.1875%, or 8.75% annually, of adjusted capital. This “catch-up” feature allows GBA to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, GBA will receive 20.0% of pre-incentive fee net investment income. For additional details see “Investment Advisory Agreement — Incentive Fee.”

The second part of the incentive fee, which we refer to as the incentive fee on capital gains, will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee will equal 20% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. We will accrue for the capital gains incentive fee, which, if earned, will be paid annually. We will accrue the capital gains incentive fee based on net realized and unrealized gains; however, under the terms of the investment advisory agreement that we entered into with GBA, the fee payable to GBA will be based on realized gains and no such fee will be payable with respect to unrealized gains unless and until such gains are actually realized.

Pursuant to the investment sub-advisory agreement among us, GBA and Benefit Street, Benefit Street will receive a portion of all management and incentive fees payable to GBA under the investment advisory agreement. On an annualized basis, Benefit Street will receive 50% of the fees payable to GBA under the investment advisory agreement with respect to each year, which fees are payable to Benefit Street quarterly in arrears.

See “Investment Advisory Agreement” for additional details and examples regarding the fees payable to GBA under the investment advisory agreement. Also see “Investment Sub-Advisory Agreement” for a description of the investment sub-advisory agreement and the fees payable to Benefit Street by GBA pursuant to such agreement. For a discussion of the risks related to GBA and its affiliates and Benefit Street and its affiliates, see “Risk Factors — Risks Related to GBA and its Affiliates; Risks Related to Benefit Street and its Affiliates.”

Our board of directors, including a majority of the independent directors, oversees and monitors our investment performance and, beginning with the second anniversary of the date of the investment advisory agreement, will annually review the compensation we pay to GBA and the compensation GBA pays to Benefit Street to determine that the provisions of the investment advisory agreement and investment sub-advisory agreement, respectively, are carried out.

See “Investment Sub-Advisory Agreement” for a description of the investment sub-advisory agreement and the fees payable to Benefit Street by GBA pursuant to such agreement.

Administration

In accordance with our administration agreement, our Administrator will be reimbursed for administrative expenses it incurs on our behalf. We expect that our Administrator will contract with a third party to provide certain of our accounting and administrative services. The cost of the third party service provider will be an obligation of our Administrator. The Company will not incur the costs from both our Administrator and the third party provider for similar services. See “Administration Agreement.”

From time to time, we anticipate that the Adviser and Sub-Adviser may also provide us administrative services pursuant to the investment advisory agreement and investment sub-advisory agreement. These agreements provide for our payment of certain administrative expenses related to administrative services, as well as personnel and related employment direct costs and overhead, at the actual cost of such services. See “Investment Advisory Agreement” and “Investment Sub-Advisory Agreement.”

Conflicts of Interest

GBA, Benefit Street and their respective affiliates will have certain conflicts of interest in connection with the management of our business affairs, including, but not limited to, the following:

•	GBA, Benefit Street and their respective affiliates must allocate their time between advising us and managing other investment activities and business activities in which they may be involved, including, with respect to GBA and Benefit Street, certain programs sponsored by affiliates of GBA and Benefit Street, as well as certain programs that may be sponsored by such affiliates in the future.

•	The compensation payable by us to GBA and other affiliates and Benefit Street will be approved by our board of directors consistent with the exercise of the requisite standard of care applicable to directors under Maryland law. Such compensation will be payable, in most cases, whether or not our stockholders receive distributions and may be based in part on the value of assets acquired with leverage. In addition, the structure of the base management and incentive fees may induce GBA to undertake, and Benefit Street to recommend, the purchase or sale of investments or to incur more leverage.

•	Regardless of the quality of assets acquired, the services provided to us or whether we pay distributions to our stockholders, GBA and Benefit Street are entitled to receive compensation pursuant to the investment advisory agreement and investment sub-advisory agreement.

•	GBA, Benefit Street and their respective affiliates are not restricted from forming additional investment funds, entering into other investment advisory relationships or engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of GBA, Benefit Street and their respective affiliates.

•

To the extent permitted by the 1940 Act and staff interpretations, GBA and Benefit Street may determine it appropriate for us and one or more other investment accounts managed by Benefit Street, GBA or their respective affiliates to participate in an investment opportunity. Together with Benefit Street and GBA, we are applying for exemptive relief from the SEC for us to engage in co-investment opportunities with other clients or accounts managed by Benefit Street or its affiliates. There can be no assurance that we will obtain such exemptive relief and if we are unable to obtain such relief, we may be excluded from such investment opportunities. These co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating parties. We may not be provided with the opportunity to fully invest in all investment opportunities available to other participating parties and us that would be suitable for us. To mitigate these conflicts, GBA and Benefit Street will seek to execute such transactions on a fair and equitable basis and in accordance with their respective allocation policies, taking into account various factors.

•	Since Griffin Capital Securities, Inc., our dealer manager, is an affiliate of GBA, you will not have the benefit of an independent due diligence review and investigation of the type normally performed by an independent underwriter in connection with the offering of securities.

•	From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, we and other clients for which GBA, Benefit Street or their respective affiliates provide investment management services or carry on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by us and such other clients.

Reports to Stockholders

Within 60 days after the end of each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record. In addition, within 120 days after the end of each fiscal year, we will distribute our annual report on Form 10-K to all stockholders of record. These reports will be available on our website at www.griffincapital.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part, unless the prospectus or the registration statement is specifically amended or supplemented to include such reports.

On a quarterly basis, we will send information to all stockholders of record regarding the sources of distributions paid to our stockholders in such quarter. See “Description of Our Securities” for additional information.

Taxation

We intend to elect, effective as of the commencement of our operations, to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders. To qualify for and maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements and distribute to our stockholders, each taxable year, at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Material U.S. Federal Income Tax Considerations.”

Corporate Information

Our administrative and executive offices are located at Griffin Capital Plaza, 1520 Grand Avenue, El Segundo, California 90245. Our telephone number is (310) 469-6100 and our fax number is (310) 606-5910. Additional information about us may be obtained at www.griffincapital.com, but the contents of that site are not incorporated by reference in or otherwise a part of this prospectus.

Emerging Growth Company Status

We qualify as an emerging growth company, as that term is used in the JOBS Act. An emerging growth company may take advantage of specified reduced reporting and other burdens that are otherwise applicable generally to public companies. These provisions include an exemption from the auditor attestation requirement in the assessment of the emerging growth company’s internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, for so long as we qualify as an emerging growth company. Specifically, under the JOBS Act, emerging growth companies are not required to (1) provide an auditor’s attestation report on management’s assessment of the effectiveness of internal control over financial reporting, pursuant to Section 404 of the Sarbanes-Oxley Act, (2) comply with new requirements adopted by the Public Company Accounting Oversight Board, or the PCAOB, which require mandatory audit firm rotation or a supplement to the auditor’s report in which the auditor must provide additional information about the audit and the issuer’s financial statements, (3) comply with new audit rules adopted by the PCAOB after April 5, 2012 (unless the SEC determines otherwise), (4) provide certain disclosures relating to executive compensation generally required for larger public companies or (5) hold shareholder advisory votes on executive compensation.

In addition, Section 7(a)(2)(B) of the Securities Act and Section 13(a) of the Exchange Act, as amended by Section 102(b) of the JOBS Act provide that an emerging growth company can take advantage of the extended transition period for complying with new or revised accounting standards. However, pursuant to Section 107 of the JOBS Act, we are choosing to “opt out” of such extended transition period, and as a result, we will comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. Our decision to opt out of the extended transition period for complying with new or revised accounting standards is irrevocable.

We could remain an emerging growth company until the earlier of (a) up to five years measured from the date of the first sale of common equity securities pursuant to an effective registration statement, (b) the last day of the first fiscal year in which our annual gross revenues are $1 billion or more, (c) the date that we become a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of our common stock that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter, or (d) the date on which we have issued more than $1 billion in non-convertible debt during the preceding three year period.

FEES AND EXPENSES

The following table is intended to assist you in understanding the fees and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Griffin-Benefit Street Partners BDC Corp.,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder transaction expenses (as a percentage of offering price)(1)
Sales load(2)	10.0%
Offering expenses(3)	1.5%
Distribution reinvestment plan fees(4)	None

Total stockholder transaction expenses (as a percentage of offering price)	11.5%

Annual expenses (as a percentage of average net assets attributable to common stock)(1)
Base management fee(5)	3.0%
Incentive fees payable pursuant to our investment advisory agreement (20% of investment income and realized capital gains)(6)	0.0%
Interest payments on borrowed funds(7)	3.0%
Other expenses(8)	1.7%
Acquired fund fees and expenses(9)	0.0%

Total annual expenses (estimated)	7.7%

Example

The following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed our annual operating expenses would remain at the percentage levels set forth in the table above and that stockholders would pay a sales load of 10% with respect to common stock sold by us in this offering.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return from investment income:(1)	$170	$288	$418	$805

Total expenses assuming a 5% annual return solely from realized capital gains:	$173	$299	$437	$848

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, the example does not include reinvestment of distributions pursuant to our distribution reinvestment plan. See “Distribution Reinvestment Plan” for additional information regarding our distribution reinvestment plan. See “Plan of Distribution” for additional information regarding stockholder transaction expenses.

(1)

Amount assumes that we sell $100 million worth of our common stock during the following twelve months, that our net offering proceeds from such sales equal $88.5 million, that our average net assets during such period equal one-half of the net offering proceeds, or $44.25 million, and that we borrow funds equal to

50% of our average net assets during such period, or $22.125 million. Actual expenses will depend on the number of shares of common stock we sell in this offering and the amount of leverage we employ. For example, if we were to raise proceeds significantly less than this amount over the next twelve months, our expenses as a percentage of our average net assets, would be significantly higher. There can be no assurance that we will sell $100 million worth of our common stock during the following twelve months.

(2)	“Sales load” includes selling commissions of up to 7% and dealer manager fees of 3%.

(3)	Amount reflects estimated offering expenses to be paid by us of up to $1.5 million if we raise $100 million in gross proceeds. Offering expenses include, among other things, legal fees and other costs pertaining to the preparation of the registration statement of which this prospectus forms a part. All offering costs will be funded by Griffin Capital and its affiliates and there will be no liability for the offering costs to us until we have met the minimum offering requirement, from the date such requirement has been met through the end of the first quarter following the end of the offering period, unless and until Griffin Capital and/or its affiliates seek reimbursement from us for such costs. We will capitalize offering costs when incurred and amortize them over a twelve month period as an adjustment to capital in excess of par value following the effective date of the offering and upon commencement of operations, if and when Griffin Capital submits such costs for reimbursement. The unamortized balance of these costs will be reflected on the balance sheet as deferred charges, net.

Our payment of organization and offering costs (including reimbursement of costs incurred by GBA and its affiliates) is approximately 1.5% of our gross proceeds from this offering. For example, if we sell the minimum number of shares at $10.00 per share, then we estimate that we may incur up to approximately $37,500 of expenses. If we sell the maximum number of shares at $10.00 per share, then we estimate that we may incur up to approximately $22.5 million of expenses. As of September 30, 2014, Griffin Capital and its affiliates have funded organization costs and offering costs of approximately $236,000 and $661,000, respectively. Under the terms of the investment advisory agreement, after we meet the minimum offering requirement, GBA and certain of our affiliates, which includes Griffin Capital, will become entitled to receive reimbursement of up to 1.5% of the gross proceeds raised until all organization and offering costs have been reimbursed. Except for this provision in the investment advisory agreement, there is no other agreement regarding the payment of the organization and offering costs by Griffin Capital or our reimbursement of any organization and offering costs funded by Griffin Capital. The decision to fund our organization and offering expenses and the decision to seek reimbursement for such expenses is solely at the discretion of Griffin Capital. As a result, we may or may not be requested to reimburse any costs funded by Griffin Capital.

(4)	The expenses of the distribution reinvestment plan are included in “Other expenses.” See “Distribution Reinvestment Plan.”

(5)	Our base management fee under the investment advisory agreement will be payable quarterly in arrears, and will be calculated at an annual rate of 2.0% of our gross assets, excluding cash and cash equivalents, which are assumed to equal 150% of our average net assets as described in Note (1) above. For purposes of calculating the base management fee, the term “gross assets” includes any assets acquired with the proceeds of leverage. The figure in the table is calculated on the basis of our average net assets over the following twelve months and illustrates the effect of leverage. See “Investment Advisory Agreement — Management Fee” and “Investment Advisory Agreement — Incentive Fee” for additional details and examples regarding the management fee and incentive fee.

(6)

Based on our current business plan, we anticipate that we may have capital gains and interest income that could result in the payment of an incentive fee to GBA in the following twelve months. However, the incentive fee payable to GBA is based on our performance and will not be paid unless we achieve certain performance targets. As we cannot predict whether we will meet the necessary performance targets, we have assumed that no incentive fee will be paid for purposes of this chart. We expect the incentive fees we pay to increase to the extent we earn greater interest income through our investments in portfolio companies, and realize capital gains upon the sale of investments in our portfolio companies.

The incentive fee will consist of two parts. The first part, which we refer to as the incentive fee on income, will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, measured quarterly and expressed as a rate of return on adjusted capital equal to 1.75% per quarter, or an annualized rate of 7.0%. Because the example above assumes a 5.0% annual return, as required by the SEC, no incentive fee on income would be payable in the following twelve months.

The second part of the incentive fee, which we refer to as the incentive fee on capital gains, will be an incentive fee on capital gains will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee will equal 20% of our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees on capital gains.

See “Investment Advisory Agreement — Incentive Fee.” for a full explanation and examples of how the incentive fee is calculated.

(7)	We may borrow funds to make investments, including before we have fully invested the initial proceeds of this offering. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by our investors. The figure in the table assumes we borrow for investment purposes an amount equal to 50% of our average net assets (including such borrowed funds) during such period and that the annual interest rate on the amount borrowed is 3.0%. Our ability to incur leverage during the following twelve months depends, in large part, on the amount of money we are able to raise through the sale of common stock registered in this offering and capital markets conditions.

(8)	Other expenses include accounting, legal and auditing fees as well as the reimbursement of the compensation of our chief financial officer, chief compliance officer and other administrative personnel and fees payable to our independent directors. The amount presented in the table is estimated based on the estimated amount that will be paid during the current fiscal year.

(9)	We have no current intention during the following twelve months to invest in the securities or other investment instruments of public investment companies or BDCs or private investment companies. If we were to make such investments, we would incur fees and our stockholders would in effect pay two levels of fees.

COMPENSATION OF THE DEALER MANAGER, THE ADVISER AND

CERTAIN NON-AFFILIATES

The dealer manager will receive compensation and reimbursement for services relating to this offering, and we will compensate GBA for the investment and management of our assets and our Administrator for administrative services. The most significant items of compensation, fees, expense reimbursements and other payments that we expect to pay to these entities, their affiliates and certain non-affiliates are included in the table below. The selling commissions and dealer manager fees may vary for different categories of purchasers. See “Plan of Distribution.” This table assumes the shares are sold through distribution channels associated with the highest possible selling commissions and dealer manager fees. For illustrations of how the base management fee, the incentive fee on income and the incentive fee on capital gains are calculated, see “Investment Advisory Agreement — Incentive Fee.”

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering $1.5 Billion in Shares(1)
Sales Load
	Fees to Dealer Manager

Selling commissions(2)	Up to 7% of gross offering proceeds from the offering; all selling commissions are expected to be reallowed to selected, unaffiliated broker-dealers.	$105,000,000

Dealer manager fees(2)	Up to 3% of gross proceeds from the offering, a portion of which may be reallowed to selected, unaffiliated broker-dealers.	$45,000,000

	Reimbursement to Our Adviser

Other organization and offering expenses(3)	We will reimburse GBA and/or one or more of its affiliates for the organization and offering costs it has incurred on our behalf only to the extent that the reimbursement would not cause the selling commissions, dealer manager fees and the other organization and offering expenses borne by us to exceed 15.0% of the gross offering proceeds as the amount of proceeds increases, in accordance with the rules and regulations of the Financial Industry Regulatory Authority, Inc. Based on our current estimate, we estimate that these expenses would be approximately $22,500,000, or 1.5% of the gross offering proceeds, if we use the maximum amount offered.	$22,500,000

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering $1.5 Billion in Shares(1)
Advisory Fees

Base management fee	The base management fee will be calculated at an annual rate of 2% of our gross assets, excluding cash and cash equivalents, and payable quarterly in arrears. For purposes of calculating the base management fee, the term “gross assets” includes any assets acquired with the proceeds of leverage. The base management fee may or may not be taken in whole or in part at the discretion of GBA. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in any such other quarter prior to the occurrence of a liquidity event as GBA may determine.	$30 million (assuming no leverage and our gross assets equal our maximum equity raise) $45 million (assuming maximum leverage and our gross assets equal our maximum equity raise)

Incentive fee on income	The incentive fee on income will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter, and be subject to a hurdle rate, measured quarterly and expressed as a rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 1.75% (7.0% annualized), subject to a “catch up” feature.(4) No incentive fee on income will be payable in any calendar quarter in which pre-incentive fee net investment income does not exceed the hurdle rate of 1.75% on adjusted capital. For any calendar quarter in which pre-incentive fee net investment income is greater than the quarterly hurdle rate, but less than or equal to 2.1875%, the incentive fee on income will equal the amount of pre-incentive fee net investment income in excess of the quarterly hurdle rate. This portion of the incentive fee is referred to as the catch-up(5) and provides an increasing fee, equal to 100% of the pre-incentive fee net investment income, between a 1.75% to a 2.1875% quarterly return on adjusted capital. For any calendar quarter in which the pre-incentive fee net	These amounts cannot be estimated since they are based upon the performance of our assets. We have not yet commenced operations and have no prior performance. The amount of any incentive fee on income will be reported by us in our quarterly and annual financial statements filed with the SEC under the Exchange Act.

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering $1.5 Billion in Shares(1)

investment income exceeds 2.1875% of adjusted capital, the incentive fee on income will equal 20% of pre-incentive fee net investment income. For purposes of this fee, adjusted capital will mean cumulative gross proceeds generated from issuances of our common stock (including our distribution reinvestment plan) reduced for distributions to investors that represent a return of capital and amounts paid for share repurchases pursuant to our share repurchase program.

Incentive fee on capital gains	An incentive fee on capital gains will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement) and will equal 20% of our realized capital gains on a cumulative basis from inception, calculated as of the application period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees on capital gains.	These amounts cannot be estimated since they are based upon the performance of our assets. We have not yet commenced operations and have no prior performance. The amount of any incentive fee on capital gains will be reported by us in our quarterly and annual financial statements filed with the SEC under the Exchange Act.

Other Expenses

Other operating expenses	We will reimburse the expenses incurred by our Administrator, in connection with its provision of administrative services to us, including the compensation payable by our Administrator, to our chief financial officer and chief compliance officer, and their respective staffs, and other administrative personnel of GBA, or its affiliate. We will not reimburse for personnel costs in connection with services for which GBA receives a separate fee. In addition, we will not reimburse our Administrator for (i) rent or depreciation, capital equipment or other costs of its own administrative items, or (ii) salaries, fringe benefits,	We have estimated these annual expenses to be approximately $1.2 million, however, actual amounts may be lower or higher.

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering $1.5 Billion in Shares(1)

travel expenses and other administrative items incurred or allocated to any person with a controlling interest in GBA. Pursuant to the administration agreement, our Administrator, at its sole discretion, may contract with a third party service provider to provide certain of our accounting and administrative services. The cost of the third party service provider will be an obligation of our Administrator. The Company will not incur the costs from both our Administrator, and the third party provider for similar services.

(1)	Assumes all shares are sold at the initial offering price of $10.00 per share with no reduction in selling commissions or dealer manager fees. The offering price is subject to increase or decrease depending, in part, on our net asset value.
(2)	The selling commissions and dealer manager fees may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates and Providence and its affiliates. No selling commissions or dealer manager fees will be paid in connection with issuances pursuant to our distribution reinvestment plan. Includes expenses incurred for marketing and training and educational meetings and generally coordinating the marketing process for the sale of our shares.
(3)	The organization and offering expense reimbursement consists of costs incurred by GBA and certain of its affiliates, which includes Griffin Capital, on our behalf for legal, accounting, printing and other offering expenses in registering the shares of our common stock, which include certain marketing costs. Our payment of organization and offering costs is approximately 1.5% of our gross proceeds from this offering. For example, if we sell the minimum number of shares at $10.00 per share, then we estimate that we may incur up to approximately $37,500 of expenses. If we sell the maximum number of shares at $10.00 per share, then we estimate that we may incur up to approximately $22.5 million of expenses. Under the terms of the investment advisory agreement, after we meet the minimum offering requirement, GBA and certain of its affiliates, which includes Griffin Capital, will become entitled to receive reimbursement of up to 1.5% of the gross proceeds raised until all organization and offering costs have been reimbursed. Except for this provision in the investment advisory agreement, there is no other agreement regarding the payment of the organization and offering costs by Griffin Capital or our reimbursement of any organization and offering costs funded by Griffin Capital. The decision to fund our organization and offering expenses and the decision to seek reimbursement for such expenses is solely at the discretion of Griffin Capital. As a result, we may or may not be requested to reimburse any costs funded by Griffin Capital.
(4)	A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in an increase in the amount of incentive fees payable to GBA.
(5)	As the quarterly pre-incentive fee net investment income rises from 1.75% to 2.1875%, the “catch-up” feature allows GBA to recoup the fees foregone as a result of the existence of the investor’s preferred quarterly return.

Certain of the advisory fees payable to GBA are not based on the performance of our investments. See “Investment Advisory Agreement” and “Certain Relationships and Related Party Transactions” for a more detailed description of the fees and expenses payable to GBA, the dealer manager and their affiliates and the potential conflicts of interest related to these arrangements.

QUESTIONS AND ANSWERS ABOUT THIS OFFERING

Set forth below are some of the more frequently asked questions and answers relating to our structure, our management, our business and an offering of this type. See “Prospectus Summary” and the remainder of this prospectus for more detailed information about our structure, our business, and this offering.

Q:	What is Griffin-Benefit Street Partners BDC Corp.?

A:	Griffin-Benefit Street Partners BDC Corp. was formed as an externally managed, non-diversified closed end management investment company that intends to focus on investments in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt), as well as equity and equity related securities issued by private U.S. companies primarily in the middle market or public U.S. companies with market equity capitalization of less than $250 million. As such, we refer to Griffin-Benefit Street Partners BDC Corp. as a middle-market loan fund that is structured as a BDC and intends to be taxed as a RIC. Griffin-Benefit Street Partners BDC Corp.’s investment objective is to generate current income and capital appreciation.

Q:	What is a “BDC”?

A:	BDCs are closed-end funds that elect to be treated as business development companies under the 1940 Act. As such, BDCs are subject to only certain provisions of the 1940 Act, as well as the Securities Act of 1933, as amended (the “Securities Act”) and the Exchange Act. BDCs make investments in private or thinly-traded public companies in the form of long-term debt or equity capital, with the goal of generating current income and/or capital growth. BDCs can be internally or externally managed and qualify to elect to be taxed as RICs for federal income tax purposes.

Q:	What is a “RIC”?

A:	A RIC is a regulated investment company under Subchapter M of the Code. A RIC generally does not have to pay corporate-level federal income taxes on any income that it distributes to its stockholders from its taxable earnings and profits. To qualify as a RIC, a company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to obtain RIC tax treatment, a company must distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. See “Material U.S. Federal Income Tax Considerations” for more information regarding RICs.

Q:	Who will choose which investments to make?

A:	All investment decisions will ultimately be the responsibility of GBA and will require the unanimous approval of the Investment Committee. The current members of the Investment Committee are Messrs. Shields, Rupert, Miller and Anderson. Pursuant to an investment sub-advisory agreement among us, GBA and Benefit Street, Benefit Street acts as our sub-adviser, and will make investment recommendations for our benefit to GBA. Our board of directors, including a majority of independent directors, oversees and monitors our investment performance. Beginning with the second anniversary of the date of the investment advisory agreement, our board of directors will annually review the compensation we pay to GBA and the compensation GBA pays to Benefit Street to determine that the provisions of the investment advisory agreement and sub-advisory agreement, respectively, are carried out. At such time, our board of directors also will determine whether to renew the respective agreements with GBA and Benefit Street.

Q:	How does a “best efforts” offering work?

A:	When shares of common stock are offered to the public on a “best efforts” basis, the selected broker-dealers participating in the offering are only required to use their best efforts to sell the shares of our common stock. Selected broker-dealers do not have a firm commitment or obligation to purchase any shares of common stock.

Q:	How long will this offering last?

A:	This is a continuous offering of our shares as permitted by the federal securities laws. We intend to file post-effective amendments to this registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for at least two years. This offering must be registered in every state in which we offer or sell common stock. Generally, such registrations are for a period of one year.

Thus, we may have to stop selling common stock in any state in which our registration is not annually renewed or otherwise extended. Your ability to purchase shares and submit shares for repurchase is not expected to be affected by the expiration of this offering and the commencement of a new one.

Q:	What happens if you do not raise a minimum of $2.5 million in this offering?

A:	We will not consummate the sale of any shares unless we sell a minimum of $2.5 million in shares by January , 2016 (one year from the date of this prospectus). Pending satisfaction of this minimum offering requirement, all subscription payments will be placed in an account held by the escrow agent, UMB Bank, N.A., in trust for our subscribers’ benefit, pending release to us. If we do not meet the minimum offering requirement by one year from the date of this prospectus, we will promptly return all funds in the escrow account (including interest) to subscribers, and we will stop offering common stock. We will not deduct any fees if we return funds from the escrow account. If we meet the minimum offering amount requirement, the proceeds held in escrow, plus interest, will be released to us. On July 25, 2014 and July 28, 2014, pursuant to a private placement, each of GBA and Benefit Street, respectively, contributed an aggregate of $100,000 to purchase 11,111 shares of our common stock at $9.00 per share, which represents the initial public offering price of $10.00 per share net of selling commissions and dealer manager fees. Neither GBA nor Benefit Street will tender these shares for repurchase as long as it remains the investment adviser or investment sub-adviser, respectively. There is no current intention for either GBA or Benefit Street to discontinue in their respective roles. As a result, upon achievement of the minimum offering requirement, we will have raised total gross proceeds of approximately $2.5 million plus the proceeds received from the private placements. After we have satisfied the minimum offering requirement and after you have satisfied the applicable minimum purchase requirement, additional purchases must be in increments of $500 except for purchases made pursuant to our distribution reinvestment plan. See “Plan of Distribution.”

Q:	Will I receive a share certificate?

A:	No. Our board of directors has authorized the issuance of shares of our common stock without certificates. We expect that we will not issue shares in certificated form, although we may decide to issue certificates at such time, if ever, as we list our shares on a national securities exchange. We anticipate that all shares of our common stock will be issued in book-entry form only. The use of book-entry registration protects against loss, theft or destruction of stock certificates and reduces the offering costs.

Q:	Who can buy shares of common stock in this offering?

A:

In general, you may buy shares of our common stock pursuant to this prospectus if you have either (1) a net worth (not including home, home furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (2) a net worth (not including home, home furnishings, and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor (1) can reasonably benefit from an investment in us based on such investor’s overall investment objective and portfolio structure; (2) is able to bear the economic risk of the investment based on the potential investor’s overall financial situation, including the risk that the potential investor may lose such investor’s entire investment; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that the investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the restrictions on transferability of the shares, (e) the background and qualifications of GBA and Benefit Street, and (f) the tax consequences of the investment. However, some states may impose suitability standards in addition to those listed above.

Generally, you must purchase at least $2,500 in shares of our common stock (at least $1,500 for purchases by an IRA). Certain volume discounts may be available for large purchases. See “Plan of Distribution.” After you have satisfied the applicable minimum purchase requirement, additional purchases must be in increments of at least $500 (excluding acquisitions of shares pursuant to our distribution reinvestment plan). These minimum net worth and investment levels may be higher in certain states, so you should carefully read the more detailed description under “Suitability Standards.”

Q:	How do I subscribe for shares of common stock?

A:	If you meet the suitability standards and choose to purchase shares in this offering, you will need to (1) complete a subscription agreement, the form of which is attached to this prospectus as Appendix A, and (2) pay for the shares at the time you subscribe. We reserve the right to reject any subscription in whole or in part, for any or no reason. Subscriptions will be accepted or rejected by us within 30 days of receipt by us and, if rejected, all funds will be returned to subscribers without deduction for any expenses within 10 business days from the date the subscription is rejected.

Q:	Is there any minimum initial investment required?

A:	Yes. To purchase shares in this offering, you must make an initial purchase of at least $2,500, except for purchases by (1) our existing stockholders, including purchases made pursuant to the distribution reinvestment plan, and (2) existing investors in other programs sponsored by our Sponsor, which may be in lesser amounts; provided however, that the minimum initial investment for purchases made by an IRA is at least $1,500. In addition, you may not transfer, fractionalize or subdivide your investment so as to retain an amount less than the applicable minimum initial investment. In order for retirement plans to satisfy the minimum initial investment requirements, unless otherwise prohibited by state law, a husband and wife may contribute funds from their separate IRAs, provided that each such contribution is at least $100. You should note that an investment in shares of our common stock will not, in itself, create a retirement plan and that in order to create a retirement plan, you must comply with all applicable provisions of the Code. Once you have satisfied the minimum initial purchase requirement, any additional purchases of our shares in this offering must be in amounts of at least $500 (excluding acquisitions of shares pursuant to our distribution reinvestment plan). See “Plan of Distribution.”

Q:	Are there risks related to an investment in this offering?

A:	Please see “Risk Factors” beginning on page 35 for a discussion of the risks related to an investment in this offering.

Q:	Can I invest through my IRA, SEP or after-tax deferred account?

A:

Yes, subject to the suitability standards. An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee. Please be aware that in purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by ERISA or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law. See “Suitability Standards” for more information.

Q:	How will the payment of fees and expenses affect my invested capital?

A:	The payment of fees and expenses will reduce the funds available to us for investment in portfolio companies and the income generated by the portfolio as well as funds available for distribution to stockholders. The payment of fees and expenses will also reduce the net asset value of your common stock.

Q:	Will the distributions I receive be taxable?

A:	Cash distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. We expect that distributions in excess of our earnings and profits that we pay ratably to all investors from time to time, if any, will not be taxable.

Q:	When will I get my detailed tax information?

A:	We or the applicable withholding agent will report to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain.

Q:	Will I be notified on how my investment is doing?

A:	Within 60 days after the end of our first three fiscal quarters of each year, we will distribute our quarterly report on Form 10-Q to all stockholders of record. In addition, we will distribute our annual report on Form 10-K to all stockholders within 120 days after the end of each fiscal year. These reports will also be available on our website at www.griffincapital.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which the prospectus is a part.

Q:	Will I be able to sell my shares in a secondary market?

A:	We do not currently intend to list our shares on a national securities exchange and do not expect a public trading market to develop for them in the foreseeable future. Because of the lack of a trading market for our shares, holders of shares may not be able to sell their shares promptly or at a desired price. If you are able to sell your shares, you may have to sell them at a discount to the purchase price of your shares.

Q:	Are there any restrictions on the transfer of shares?

A:	No. Shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable (subject to the minimum permitted purchase requirement of $2,500 and as otherwise discussed herein), except where their transfer is restricted by federal and state securities laws or by contract. However, we do not currently intend to list our shares on an exchange and do not expect a public trading market to develop for them in the foreseeable future. We intend to institute a share repurchase program, but we will limit the number of shares that we will offer to repurchase and will seek to repurchase shares at a discount to the current offering price. As a result, your ability to sell your shares will be limited and you are unlikely to receive a full return on invested capital upon selling your shares to us. We will not charge for transfers of our shares except for necessary and reasonable costs actually incurred by us. See “Risk Factors — Risks Relating to an Investment in Our Common Stock.”

Q:	Will I otherwise be able to liquidate my investment?

A:	We intend to seek to complete a liquidity event for holders of our shares within approximately five years following the completion of our offering stage, or at such earlier time as our board of directors may determine taking into consideration market conditions and other factors; however, our offering of common stock may extend for an indefinite period. Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time until we complete a liquidity event. We will view our offering stage as complete as of the termination date of our most recent public equity offering, if we have not conducted a public equity offering in any continuous two-year period. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event, and that such conditions will improve in the future. A liquidity event could include (1) a listing of our shares on a national securities exchange, (2) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation or (3) a merger or another transaction approved by our board of directors in which holders of our shares will receive cash or securities of a publicly-traded company. While our intention is to seek to complete a liquidity event within five years following the completion of our offering stage or at such earlier time as our board of directors may determine, taking into consideration market conditions and other factors, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. As such, there can be no assurance that we will complete a liquidity event at all.

Q:	Who can help answer my questions?

A:	If you have more questions about the offering or if you would like additional copies of this prospectus, you should contact your registered representative or the dealer manager at:

Griffin Capital Securities, Inc.

18191 Von Karman Avenue

Suite 300

Irvine, CA 92612

Attn: Charles Huang

Telephone: (949) 270-9300

Email: chuang@griffincapital.com

After you are an investor, you may contact our Investor Relations department at 888-926-2688 regarding your account information, distributions, and other requests for information and reports. You are urged to thoroughly discuss an investment in our shares with your financial, tax, and legal advisors.

RISK FACTORS

This is our initial public offering. Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value of our common stock could decline, and you may lose all or part of your investment.

RISKS RELATED TO OUR BUSINESS AND STRUCTURE

We are a new company and have no operating history.

We were formed on May 27, 2014 and will not commence operations until we receive gross proceeds of $2.5 million, which we refer to as meeting the minimum offering requirement. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of our common stock could decline substantially.

We have not identified any specific investments that we will make with the proceeds from this offering, and you will not have the opportunity to evaluate our investments prior to purchasing our common stock. As a result, our offering may be considered a “blind pool” offering.

Neither we nor GBA nor Benefit Street has presently identified, made investments in or contracted to make any investments. As a result, you will not be able to evaluate the economic merits, transaction terms or other financial or operational data concerning our investments prior to purchasing our common stock. You must rely on GBA and our board of directors to implement our investment policies, to evaluate our investment opportunities and to structure the terms of our investments. Because investors are not able to evaluate our investments in advance of purchasing our common stock, this offering may entail more risk than other types of offerings. This additional risk may hinder your ability to achieve your own personal investment objectives related to portfolio diversification, risk-adjusted investment returns and other objectives.

Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse to our results of operations and financial condition.

Our board of directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from our public offering in ways with which investors may not agree or for purposes other than those contemplated in this prospectus.

Our ability to achieve our investment objective depends on the ability of GBA and Benefit Street to manage and support our investment process. If GBA or Benefit Street were to lose any members of their respective senior management team, our ability to achieve our investment objective could be significantly harmed.

Since we have no employees, we will depend on the investment expertise, skill and network of business contacts of the broader networks of GBA, Benefit Street and their respective affiliates. GBA will evaluate, negotiate, structure, execute, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of GBA and its senior management team. The departure of any members of GBA’s senior management team could have a material adverse effect on our ability to achieve our investment objective. Likewise, the departure of any key employees of Benefit Street may impact its ability to render services to us under the terms of its sub-advisory agreement with GBA and us.

Our ability to achieve our investment objective depends on GBA’s ability to identify and analyze, and to invest in, finance and monitor companies that meet our investment criteria. GBA’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, GBA may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. GBA may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

Each of the investment advisory agreement and investment sub-advisory agreement was approved by our board of directors on December 16, 2014 pursuant to Section 15 of the 1940 Act. In addition, each of the investment advisory agreement and investment sub-advisory agreement contain termination provisions that allow the parties to terminate the agreements. The investment advisory agreement may be terminated at any time, without penalty, by us upon 60 days’ notice, or by GBA upon 120 days’ notice. The investment sub-advisory agreement may be terminated at any time, upon 60 days’ written notice by Benefit Street or, if a majority of the independent directors of our board of directors or the holders of a majority of our outstanding voting securities determine that the investment sub-advisory agreement with Benefit Street should be terminated, by us upon 60 days’ written notice. If either agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event such agreement is terminated, it may be difficult for us to replace GBA and/or Benefit Street.

Because our business model depends to a significant extent upon relationships with private equity sponsors, investment banks and commercial banks, the inability of GBA and/or Benefit Street to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that GBA and Benefit Street will depend on their broader organization’s relationships with private equity sponsors, investment banks and commercial banks, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If GBA or Benefit Street or their respective organizations, as applicable, fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom GBA and Benefit Street or their respective broader organizations have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.

We compete for investments with other BDCs and investment funds (including private equity funds, mezzanine funds and collateralized loan obligation funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas they have not traditionally invested in, including making investments in small to mid-sized private U.S. companies. As a result of these new entrants, competition for investment opportunities in small and middle-market private U.S. companies may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms or structure. If we are forced to match our competitors’ pricing, terms or structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in small and middle-market private U.S. companies is underserved by traditional commercial banks and other financial sources. However, in the future, we may experience increased competition for investment opportunities from traditional lenders if they relax their lending and underwriting requirements. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act will impose on us as a BDC.

Unfavorable economic conditions or other factors may affect our ability to borrow for investment purposes, and may therefore adversely affect our ability to achieve our investment objective.

Unfavorable economic conditions or other factors could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any.

A significant portion of our investment portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we will be required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our board of directors. There is not a public market for the securities of the privately-held companies in which we intend to invest. Many of our investments will not be publicly traded or actively traded on a secondary market. As a result, we will value these securities quarterly at fair value as determined in good faith by our board of directors.

Certain factors that may be considered in determining the fair value of our investments include investment dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. As a result, our determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially differ from the value that we may ultimately realize upon the sale of one or more of our investments. See “Determination of Net Asset Value.”

There is a risk that investors in our common stock may not receive distributions or that our distributions may not grow over time.

We may not achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. See “Regulation — Senior Securities.”

The amount of any distributions we may make is uncertain. Our distributions may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our public offering, and may be funded from unlimited amounts of offering proceeds or borrowings. Therefore, portions of the distributions that we make may represent a return of capital to you for tax purposes that will lower your tax basis in your common stock and reduce the amount of funds we have for investment in targeted assets.

We intend to authorize and declare distributions on a monthly basis and pay such distributions on either a monthly or quarterly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. Our distributions may be funded from unlimited amounts of offering proceeds, borrowings or other sources of cash flow, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses. Paying distributions from sources other than cash flow from operations could reduce the amount of capital we ultimately invest in our portfolio companies and could diminish the net asset value of our shares. While GBA may agree to limit our expenses to ensure that such expenses are reasonable in relation to our income, we may not achieve investment results that will allow us to make a targeted level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC may limit our ability to pay distributions. All distributions will be paid at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our board of directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from the proceeds of our public offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital. A return of capital is a return of your investment, rather than a return of earnings or gains derived from our investment activities. A stockholder will not be subject to immediate taxation on the amount of any distribution treated as a return of capital to the extent of the stockholder’s basis in its shares; however, the stockholder’s basis in its shares will be reduced (but not below zero) by the amount of the return of capital, which will result in the stockholder recognizing additional gain (or a lower loss) when the shares are sold. To the extent that the amount of the return of capital exceeds the stockholder’s basis in its shares, such excess amount will be treated as gain from the sale of the stockholder’s shares. A stockholder’s basis in the investment will be reduced by the nontaxable amount, which will result in additional gain (or a lower loss) when the shares are sold. Distributions from the proceeds of our public offering or from borrowings also could reduce the amount of capital we ultimately invest in our portfolio companies.

Capital markets may experience periods of disruption and instability and we cannot predict when these conditions will occur. Such market conditions could materially and adversely affect debt and equity capital markets in the United States and abroad, which could have a negative impact on our business, financial condition and results of operations.

The global capital markets have experienced a period of disruption as evidenced by a lack of liquidity in the debt capital markets, write-offs in the financial services sector, the re-pricing of credit risk and the failure of certain major financial institutions. Despite actions of the United States federal government and foreign governments, these events contributed to worsening general economic conditions that have materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While the capital markets improved during 2013, these conditions could deteriorate in the future. During such market disruptions, we may have difficulty raising debt or equity capital, especially as a result of regulatory constraints.

Market conditions in the future may make it difficult to extend the maturity of or refinance our existing indebtedness and any failure to do so could have a material adverse effect on our business. The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments. In addition, significant changes in the capital markets, including the disruption and volatility thereof, have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, or any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition and results of operations.

Various social and political tensions in the United States and around the world, particularly in the Middle East, may continue to contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. Several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and

Portugal, continue to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is also continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. The recent United States and global economic downturn, or a return to the recessionary period in the United States, could adversely impact our investments. We cannot predict the duration of the effects related to these or similar events in the future on the United States economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that it will be successful in doing so.

A failure or the perceived risk of a failure to raise the statutory debt limit of the United States could have a material adverse effect on our business, financial condition and results of operations.

As has been widely reported in recent times, the United States Treasury Secretary has stated at certain times that the federal government may not be able to meet its debt payments unless the federal debt ceiling is raised. Under such circumstances, if legislation increasing the debt ceiling is not enacted and the debt ceiling is reached, the federal government may stop or delay making payments on its obligations. A failure by Congress to raise the debt limit would increase the risk of default by the United States on its obligations, as well as the risk of other economic dislocations. If the U.S. Government fails to complete its budget process or to provide for a continuing resolution before the expiration of a continuing resolution, another federal government shutdown may result. Such a failure or the perceived risk of such a failure consequently could have a material adverse effect on the financial markets and economic conditions in the United States and throughout the world. It could also limit our ability and the ability of our portfolio companies to obtain financing, and it could have a material adverse effect on the valuation of our portfolio companies. Consequently, the continued uncertainty in the general economic environment, including the recent government shutdown and potential debt ceiling implications, as well in specific economies of several individual geographic markets in which our portfolio companies operate, could adversely affect our business, financial condition and results of operations.

Uncertainty relating to the LIBOR calculation process may adversely affect the value of our portfolio of the LIBOR-indexed, floating-rate debt securities.

Concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association (“BBA”) in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

Actions by the BBA, regulators or law enforcement agencies may result in changes to the manner in which LIBOR is determined. The nature of such potential changes is uncertain and may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of our portfolio of LIBOR-indexed, floating-rate debt securities.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies will be subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy to avail ourselves of new or different opportunities. Such changes could result in material differences to our strategies and plans as set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of GBA and Benefit Street to other types of investments in which GBA and Benefit Street may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Terrorist attacks, acts of war or natural disasters may impact the businesses in which we invest and harm our business, operating results and financial condition.

Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to recent global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

As a public company, we will be subject to regulations not applicable to private companies, such as provisions of the Sarbanes-Oxley Act. Efforts to comply with such regulations will involve significant expenditures, and non-compliance with such regulations may adversely affect us.

Upon commencement of this offering, we will be subject to the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. We anticipate that, beginning with our fiscal year ending December 31, 2015, we will be required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act. We will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a newly-formed company, developing an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of our management’s time and attention. We cannot be certain of when our evaluation, testing, and remediation actions will be completed or the impact of the same on our operations. In addition, we may be unable to ensure that the process is effective or that our internal controls over financial reporting are or will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

However, for as long as we are an “emerging growth company” under the JOBS Act, our independent registered public accounting firm will not be required to attest to the effectiveness of our internal control over financial reporting pursuant to Section 404. We could be an emerging growth company for up to five years. An independent assessment of the effectiveness of our internal controls could detect problems that our management’s assessment might not. Undetected material weaknesses in our internal controls could lead to financial statement restatements and require us to incur the expense of remediation.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of our expenses (including our borrowing costs), variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

If we internalize our management functions, your interest in us could be diluted, and we could incur other significant costs associated with being self-managed.

Our board of directors may decide in the future to internalize our management functions. If we do so, we may elect to negotiate to acquire the assets and personnel of GBA. At this time, we cannot anticipate the form or amount of consideration or other terms relating to any such acquisition. Such consideration could take many forms, including cash payments, promissory notes and shares of our common stock. The payment of such consideration could result in dilution of your interests as a stockholder and could reduce the earnings per share attributable to your investment. In addition, we and GBA and Benefit Street would need to apply for exemptive relief from the SEC with respect to such potential acquisitions and there can be no assurance that such relief would be granted.

In addition, while we would no longer bear the costs of the various fees and expenses we expect to pay to GBA under the investment advisory agreement if we internalized our management functions, we would incur the compensation and benefits costs of our officers and other employees and consultants. In addition, we may issue equity awards to officers, employees and consultants. These awards would decrease net income and may further dilute your investment. We cannot reasonably estimate the amount of fees we would save or the costs we would incur if we became self-managed. If the expenses we assume as a result of an internalization are higher than the expenses we avoid paying to GBA, our earnings per share would be lower as a result of the internalization than it otherwise would have been, potentially decreasing the amount of funds available to distribute to our stockholders and the value of our shares. As we are currently organized, we do not have any employees. If we elect to internalize our operations, we would employ personnel and would be subject to potential liabilities commonly faced by employers, such as workers disability and compensation claims and other employee-related liabilities and grievances.

If we internalize our management functions, we could have difficulty integrating these functions as a standalone entity. Currently, individuals employed by GBA and its affiliates perform asset management and general and administrative functions, including accounting and financial reporting, for multiple entities. These personnel have a great deal of know-how and experience. We may fail to properly identify the appropriate mix of personnel and capital needs to operate as a stand-alone entity. An inability to manage an internalization transaction effectively could thus result in our incurring excess costs and/or suffering deficiencies in our disclosure controls and procedures or our internal control over financial reporting. Such deficiencies could cause us to incur additional costs, and our management’s attention could be diverted from effectively managing our investments.

RISKS RELATED TO AN INVESTMENT IN OUR COMMON STOCK

Investors will not know the purchase price per share at the time they submit their subscription agreements and could pay a premium for their common stock if our board of directors does not decrease the offering price in the event of a decline in our net asset value per share.

After meeting the minimum offering requirement, the purchase price at which you purchase common stock will be determined at each semi-monthly closing date to ensure that the sales price, after deducting selling commissions and dealer manager fees, is equal to or greater than the net asset value of our common stock. In the event of a decrease to our net asset value per share, you could pay a premium of more than 2.5% for your common stock if our board of directors does not decrease the offering price. A decline in our net asset value per share to an amount more than 2.5% below our current offering price, net of selling commissions and dealer manager fees, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our board of directors, in consultation with our management, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) net asset value per share decreases to more than 2.5% below our then-current net offering price and (ii) our board of directors believes that such decrease in net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our board of directors will undertake to establish a new net offering price that is not more than 2.5% above our net asset value per share. If our board of directors determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, investors will purchase common stock at an offering price per share, net of selling commissions and dealer manager fees, which represents a premium to the net asset value per share of greater than 2.5%. See “Determination of Net Asset Value.”

This is a “best efforts” offering, and if we are unable to raise substantial funds, then we will be more limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets under-perform.

This offering is being made on a “best efforts” basis, whereby the dealer manager and selected broker-dealers participating in the offering are only required to use their best efforts to sell our common stock and have no firm commitment or obligation to purchase any of our common stock. Even though we have established a minimum size of our offering necessary for us to release funds from the escrow account and utilize subscription funds, such amount will not, by itself, be sufficient for us to purchase a diversified portfolio of investments. To the extent that less than the maximum number of shares of common stock are subscribed for, the opportunity for diversification of our investments may be decreased and the returns achieved on those investments may be reduced as a result of allocating all of our expenses among a smaller capital base.

Beginning with the first full calendar quarter following the one-year anniversary of the date that we satisfy our minimum offering requirement, we intend to offer to repurchase your shares on a quarterly basis. Only a limited number of shares will be repurchased, however, and, to the extent you are able to sell your shares under the repurchase program, you may not be able to recover the amount of your investment in those shares.

Beginning with the first full calendar quarter following the one-year anniversary of the date that we satisfy our minimum offering requirement, we intend to commence tender offers to allow you to tender your shares on a quarterly basis at a price equal to 90% of our public offering price in effect on the date of repurchase. The share repurchase program will include numerous restrictions that limit your ability to sell your shares. We intend to limit the number of shares repurchased pursuant to our share repurchase program as follows: (1) we currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan, although at the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares; (2) we will not repurchase shares in any calendar year in excess of 10.0% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in each quarter (though the actual number of shares that we offer to repurchase may be less in light of the limitations noted above); (3) unless you tender all of your shares, you must tender at least 25% of the number of shares you have purchased and generally must maintain a minimum balance of $2,500 subsequent to submitting a portion of your shares for repurchase by us; and (4) to the extent that the number of shares tendered for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis, not on a first-come, first-served basis. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Maryland law, which prohibits distributions that would cause a corporation to fail to meet statutory tests of solvency. Any of the foregoing limitations may prevent us from accommodating all repurchase requests made in any year.

In addition, our board of directors may amend, suspend or terminate the share repurchase program upon 30 days’ notice. We will notify you of such developments (1) in our quarterly reports or (2) by means of a separate mailing to you, accompanied by disclosure in a current or periodic report under the Exchange Act.

Although we intend to adopt a share repurchase program, we have the right to suspend the program, cease repurchases or terminate the program at any time upon 30 days’ notice.

Although we intend to adopt a share repurchase program, we will have discretion to not repurchase your shares, to suspend the share repurchase program and to cease repurchases. Further, the share repurchase program has many limitations and should not be relied upon as a method to sell shares promptly or at a desired price. Our board of directors may amend, suspend or terminate the share repurchase program upon 30 days’ notice. You may not be able to sell your shares at all in the event our board of directors amends, suspends or terminates the share repurchase program, absent a liquidity event. We will notify you of such developments (1) in our quarterly reports or (2) by means of a separate mailing to you, accompanied by disclosure in a current or periodic report under the Exchange Act. The share repurchase program has many limitations and should not be relied upon as a method to sell shares of common stock promptly or at a desired price.

The timing of our repurchase offers pursuant to our share repurchase program may be disadvantageous to our stockholders.

When we make quarterly repurchase offers pursuant to the share repurchase program, the repurchase price will be lower than the price that investors paid for common stock in our offering, unless we experience substantial capital appreciation and capital gains. As a result, to the extent investors have the ability to sell their common stock to us as part of our share repurchase program, the price at which an investor may sell common stock, which will be 90% of the offering price in effect on the date of repurchase, may be lower than what an investor paid in connection with the purchase of common stock in our offering.

In addition, in the event an investor chooses to participate in our share repurchase program, the investor will be required to provide us with notice of intent to participate prior to knowing what the net asset value per share will be on the repurchase date. Although an investor will have the ability to withdraw a repurchase request prior to the repurchase date, to the extent an investor seeks to sell common stock to us as part of our periodic share repurchase program, the investor will be required to do so without knowledge of what the repurchase price of our common stock will be on the repurchase date.

Our shares are not listed on an exchange or quoted through a quotation system, and will not be listed or quoted for the foreseeable future, if ever. Therefore, if you purchase shares in this offering, it is unlikely that you will be able to sell them and, if you are able to do so, it is unlikely that you will receive a full return of your invested capital.

Our shares are illiquid assets for which there is not a secondary market and it is not expected that any will develop in the foreseeable future. There can be no assurance that we will complete a liquidity event. A liquidity event could include: (1) a listing of our shares on a national securities exchange; (2) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation; or (3) a merger or another transaction approved by our board of directors in which our stockholders likely will receive cash or shares of a publicly-traded company.

In addition, any shares repurchased pursuant to our share repurchase program may be purchased at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program. If our shares are listed, we cannot assure you that a public trading market will develop. In addition, a liquidity event involving a listing of our shares on a national securities exchange may include certain restrictions on the ability of stockholders to sell their shares. Further, even if we do complete a liquidity event, you may not receive a return of all of your invested capital.

We are not obligated to complete a liquidity event by a specified date; therefore, it will be difficult for you to sell your common stock.

We intend to seek to complete a liquidity event for our stockholders within approximately five years following the completion of our offering stage, or at such earlier time as our board of directors may determine, taking into consideration market conditions and other factors; however, our offering period may extend for an indefinite period. We expect that our board of directors, in the exercise of its fiduciary duty to our stockholders will determine to pursue a liquidity event when it believes that then-current market conditions are favorable for a liquidity event, and that such a transaction is in the best interests of our stockholders. If we do not successfully complete a liquidity event, liquidity for your common stock will be limited to our share repurchase program, which we have no obligation to maintain.

We established the initial offering price for our common stock on an arbitrary basis, and the offering price may not accurately reflect the value of our assets.

The price of our common stock prior to meeting the minimum offering requirement was established on an arbitrary basis and is not based on the amount or nature of our assets or our book value. Therefore, at any given time, the offering price may be higher than the value of our interests in portfolio companies. Pursuant to our pricing policy, you will be notified upon a net asset value decline of more than 2.5% below the offering price.

If we are unable to raise substantial funds in our ongoing, continuous “best efforts” public offering, we will be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets under-perform.

Our continuous offering is being made on a best efforts basis, whereby the dealer manager and broker-dealers participating in the offering are only required to use their best efforts to sell our shares and have no firm commitment or obligation to purchase any of the shares. Even though we have established a minimum size of our offering necessary for us to release funds from the escrow account and utilize subscription funds, such amount will not, by itself, be sufficient for us to purchase a diversified portfolio of investments. To the extent that less than the maximum number of shares are subscribed for, the opportunity for the allocation of our investments among various issuers and industries may be decreased, and the returns achieved on those investments may be reduced as a result of allocating all of our expenses over a smaller capital base.

Our ability to successfully conduct our continuous offering is dependent, in part, on the ability of the dealer manager to successfully establish, operate and maintain a network of selected broker-dealers.

The success of our public offering, and correspondingly our ability to implement our business strategy, is dependent upon the ability of the dealer manager to establish and maintain a network of licensed securities broker-dealers and other agents to sell our common stock. If the dealer manager fails to perform, we may not be able to raise adequate proceeds through our public offering to implement our investment strategy. If we are unsuccessful in implementing our investment strategy, you could lose all or a part of your investment.

Because the dealer manager is an affiliate of GBA, you will not have the benefit of an independent due diligence review of us, which is customarily performed in firm commitment underwritten offerings; the absence of an independent due diligence review increases the risks and uncertainty faced as a stockholder.

The dealer manager is an affiliate of GBA. As a result, its due diligence review and investigation of us and this prospectus cannot be considered to be an independent review. Therefore, you do not have the benefit of an independent review and investigation of this offering of the type normally performed by an unaffiliated, independent underwriter in a firm commitment underwritten public securities offering.

The dealer manager in our continuous offering may be unable to sell a sufficient number of shares of common stock for us to achieve our investment objective.

The dealer manager has no experience selling shares on behalf of a BDC. There is no assurance that it will be able to sell a sufficient number of shares of common stock to provide us with adequate funds to purchase a diversified portfolio of investments and generate income sufficient to cover our expenses. As a result, we may be unable to achieve our investment objective, and you could lose some or all of the value of your investment.

We may be unable to invest a significant portion of the net proceeds of our offering on acceptable terms in an acceptable timeframe.

Delays in investing the net proceeds of our offering may impair our performance. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of our offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

In addition, even if we are able to raise significant proceeds, we will not be permitted to use such proceeds to co-invest with certain entities affiliated with GBA or Benefit Street in transactions originated by GBA or Benefit Street or their respective affiliates unless we first obtain an exemptive order from the SEC or co-invest alongside GBA or Benefit Street or their respective affiliates in accordance with existing regulatory guidance. However, we will be permitted to and may co-invest in syndicated deals and secondary loan market transactions where price is the only negotiated point. We have applied for exemptive relief from the SEC to engage in co-investment transactions with funds managed by Benefit Street or its affiliates. However, there can be no assurance that we will obtain such exemptive relief.

Before making investments, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns that we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay while our portfolio is not fully invested in securities meeting our investment objective may be lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective.

A stockholder’s interest in us will be diluted if we issue additional shares of common stock, which could reduce the overall value of an investment in us.

Potential investors will not have preemptive rights to any common stock we issue in the future. Our articles of incorporation authorize us to issue 500,000,000 shares of stock, par value $0.001 per share, of which 450,000,000 shares are classified as common stock and 50,000,000 shares are classified as preferred. Pursuant to our articles of incorporation, a majority of our entire board of directors may amend our articles of incorporation to increase the number of authorized shares of common stock without stockholder approval. After an investor purchases shares of common stock, we intend to continuously sell additional shares of common stock in this offering and any other follow-on offering or issue equity interests in private offerings. To the extent that we issue additional shares of common stock at or below net asset value (including if our net asset value drops more than 2.5% below our offering price) after an investor purchases shares of our common stock, an investor’s percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, an investor may also experience dilution in the book value and fair value of his or her shares of common stock.

Certain provisions of our articles of incorporation and bylaws could deter takeover attempts and have an adverse impact on the value of our common stock.

Our bylaws exempt us from the Maryland Control Share Acquisition Act, which significantly restricts the voting rights of control shares of a Maryland corporation acquired in a control share acquisition. If our board of directors were to amend our bylaws to repeal this exemption from the Maryland Control Share Acquisition Act, that statute may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction. There can be no assurance, however, that we will not so amend our bylaws in such a manner at some time in the future. We will not, however, amend our bylaws to make us subject to the Maryland Control Share Acquisition Act without our board of directors determining that doing so would not conflict with the 1940 Act and obtaining confirmation from the SEC that it does not object to the determination.

Our articles of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire us. Our board of directors may, without stockholder action, authorize the issuance of shares in one or more classes or series, including preferred shares; and our board of directors may, without stockholder action, amend our articles of incorporation to increase the number of our shares, of any class or series, that we have authority to issue. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the value of our common stock.

Investing in our common stock involves a high degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our common stock may not be suitable for someone with lower risk tolerance.

The net asset value of our common stock may fluctuate significantly.

The net asset value and liquidity, if any, of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	loss of RIC or BDC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors;

•	departure of our adviser or certain of its key personnel;

•	general economic trends and other external factors; and

•	loss of a major funding source.

RISKS RELATED TO OUR INVESTMENTS

Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.

We intend to invest in senior secured loans, including unitranche loans and, to a lesser extent, second lien loans and long-term subordinated loans, referred to as mezzanine loans, of private and thinly traded U.S. companies primarily in the middle market.

Senior Secured Loans and Second Lien Loans. When we invest in senior secured term loans and second lien loans, we will generally take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries. We expect this security interest to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in some circumstances, with respect to our second lien loans our security interest could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Unitranche Loans. We also expect to invest in unitranche loans, which are loans that combine both senior and subordinated financing, generally in a first-lien position. Unitranche loans provide all of the debt needed to finance a leveraged buyout or other corporate transaction, both senior and subordinated, but generally in a first lien position, while the borrower generally pays a blended, uniform interest rate rather than different rates for different tranches. Unitranche debt generally requires payments of both principal and interest throughout the life of the loan. Unitranche debt generally has contractual maturities of five to six years and interest is typically paid quarterly. Generally, we expect these securities to carry a blended yield that is between senior secured and subordinated debt interest rates. Unitranche loans provide a number of advantages for borrowers, including the following: simplified documentation, greater certainty of execution and reduced decision-making complexity throughout the life of the loan. In addition, we may receive additional returns from any warrants we may receive in connection with these investments. In some cases, a portion of the total interest may accrue or be paid in kind. Because unitranche loans combine characteristics of senior and subordinated financing, unitranche loans have risks similar to the risks associated with senior secured and second lien loans and subordinated debt in varying degrees according to the combination of loan characteristics of the unitranche loan.

Subordinated Debt. Our subordinated, or mezzanine, debt investments will generally rank junior in priority of payment to senior loans and will generally be unsecured. These characteristics may result in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our stockholders to non-cash income, including “payment-in-kind,” or PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term, and original issue discount. Loans structured with these features may represent a higher level of credit risk than loans that require interest to be paid in cash at regular intervals during the term of the loan. Since we generally will not receive any principal repayments prior to the maturity of some of our subordinated debt investments, such investments will have greater risk than amortizing loans.

Most loans in which we invest will not be rated, or would be rated as below investment grade quality if they were rated by a rating agency. Indebtedness of below investment grade quality is regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. These investments may involve additional risks that could adversely affect our investment returns. We expect to hold debt and preferred equity instruments in our investment portfolio that contain PIK interest and cumulative dividend provisions. The PIK interest, computed at the contractual rate specified in each debt agreement, is periodically added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest may be deferred until the time of debt principal repayment. If the debt principal is not repaid in full, then PIK interest will likewise be partially or wholly uncollectible. If GBA has collected a fee on an investment that provides for PIK interest, and such investment fails, GBA would not be required to repay the fee that it received with respect to that investment. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our stockholders to non-cash income. Since we will not receive any principal repayments prior to the maturity of some of our mezzanine debt investments, such investments will be of greater risk than amortizing loans.

Equity Investments. We expect to make selected equity investments. In addition, when we invest in senior secured and second lien secured loans or subordinated debt, we may acquire warrants to purchase equity securities. Our goal is ultimately to dispose of these equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Investments in private companies pose certain incremental risks as compared to investments in public companies, any one of which could have a material adverse effect on our operating results.

We intend to invest in privately held U.S. companies primarily in the middle market. Investments in private companies pose certain incremental risks as compared to investments in public companies including that they:

•	may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or repay their outstanding indebtedness upon maturity;

•	may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•	may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

•	are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us; and

•	generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and members of the Adviser’s and Sub-Adviser’s management may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

Finally, little public information generally exists about private companies and these companies may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of the Adviser and Sub-Adviser to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. Additionally, these companies and their financial information will not generally be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments.

To the extent original issue discount and paid-in-kind interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.

Our investments may include original issue discount, or OID, instruments and contractual payment-in-kind, or PIK, interest arrangements, which represents contractual interest added to a loan balance and due at the end of such loan’s term. To the extent OID or PIK interest constitute a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•	OID instruments may have higher yields, which reflect the payment deferral and credit risk associated with these instruments;

•	OID accruals may create uncertainty about the source of our distributions to stockholders;

•	OID and PIK instruments may represent a higher credit risk than coupon loans; and

•	the deferral of PIK interest may have the effect of increasing assets under management and, therefore, increasing the base management fee at a compounding rate, which may create the risk of non-refundable cash payments to the adviser based on accruals that may never be realized.

Because we will generally not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

We currently anticipate not taking controlling equity positions in our portfolio companies, although we are not precluded from doing so by the 1940 Act. If we do not acquire a controlling position in a portfolio company, we will be subject to the risk that the company may make business decisions with which we disagree, and the stockholders and management of the company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we will typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments. To the extent we take a controlling position in a portfolio company, our ability to interact with that company will be limited under the 1940 Act.

Our portfolio companies may incur debt that ranks above or equally with our investments in such companies.

Our portfolio companies usually have, or may be permitted to incur, other debt that ranks above or equally with the debt securities in which we invest. In the case of debt ranking above debt securities in which we invest, we would be subordinate to such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company and therefore the holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. In the case of debt ranking equally with debt securities in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

We may also invest in unsecured or subordinated debt, which could entitle secured creditors and creditors senior in ranking to receive payments of interest or principal on or before the dates on which we are entitled to receive such payments. Furthermore, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of claims ranking senior to ours in that portfolio company, or holders of secured assets of the portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying these creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of holders of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we intend to generally structure most of our investments as senior debt, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower.

Second priority liens on collateral securing debt investments that we will make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain debt investments that we intend to make in portfolio companies may be secured on a second priority basis by the same collateral securing first priority debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the debt investments we make in our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

We generally will not control our portfolio companies.

We do not expect to control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements with such portfolio companies may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of the company’s common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Our investments in lower rated loans and debt instruments including in unrated debt may subject us to greater risk of loss of principal and interest.

We may invest in loans and other debt instruments that are rated below investment grade by the various credit rating agencies, or trade at a yield similar to non-investment grade debt (and in comparable non-rated loans). Loans and debt instruments rated in the lower rating categories are subject to greater risk of loss of principal and interest than higher-rated loans and debt instruments and are generally considered to be predominantly speculative with respect to the borrower’s capacity to pay interest and repay principal. They are also considered to be subject to greater risk than investment grade rated debt instruments in the case of deterioration of general economic conditions. Because investors perceive that there are greater risks associated with such loans and debt instruments, the yields and prices of such loans and debt instruments may be more volatile than those for higher-rated loans and debt instruments. The market for lower-rated loans and debt instruments is thinner, often less liquid and less active than that for higher-rated loans and debt instruments, which may adversely affect the prices at which such loans and debt instruments may be sold and may even make it impractical to sell such loans or debt instruments.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing our senior secured or second lien secured loans. A prolonged recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income, assets and net worth. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and harm our operating results.

A covenant breach or other defaults by our portfolio companies may harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company, which may include the waiver of certain financial covenants.

We may not realize gains from our equity investments.

Certain investments that we may make could include warrants or other equity securities. In addition, we may make direct equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We intend to seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress.

A lack of liquidity in certain of our investments may adversely affect our business.

We intend to invest in certain companies whose securities are not publicly traded or actively traded on the secondary market, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly-traded securities. The illiquidity of certain of our investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies.

We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected return on the investment.

We may acquire various structured financial instruments for purposes of “hedging” or reducing our risks, which may be costly and ineffective and could reduce our cash available for distribution to our stockholders.

We may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using structured financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the 1940 Act. Use of structured financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase our losses. Further, hedging transactions may reduce cash available to pay distributions to our stockholders.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. Consequently, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments, net of prepayment fees, could negatively impact our return on equity.

RISKS RELATED TO DEBT FINANCING

If we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available for distribution to our stockholders, and result in losses.

The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for loss on invested equity capital. If we use leverage to partially finance our investments, through borrowing from banks and other lenders, you will experience increased risks from investing in our common stock. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make distributions to our stockholders. In addition, our stockholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the management or incentive fees payable to GBA.

We may use leverage to finance our investments. The amount of leverage that we employ will depend on GBA’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. There can be no assurance that leveraged financing will be available to us on favorable terms or at all. However, to the extent that we use leverage to finance our assets, our financing costs will reduce cash available for distributions to stockholders. Moreover, we may not be able to meet our financing obligations and, to the extent that we cannot, we risk the loss of some or all of our assets to liquidation or sale to satisfy the obligations. In such an event, we may be forced to sell assets at significantly depressed prices due to market conditions or otherwise, which may result in losses.

As a BDC, we generally will be required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we cannot incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. These events could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we will employ will be subject to oversight by our board of directors, a majority of whom will be independent directors with no material interests in such transactions.

Pending legislation may allow us to incur additional leverage.

As a BDC, under the 1940 Act generally we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). Legislation, H.R. 31 (the Next Steps for Credit Availability Act), was introduced in the U.S. House of Representatives and if this or similar legislation is passed, it would modify the 1940 Act and increase the amount of debt that business development companies may incur by modifying the percentage from 200% to 150%. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in us may increase due to the increased volatility associated with higher leverage.

Changes in interest rates may affect our cost of capital and net investment income.

Since we intend to use debt to finance a portion of our investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to acquire or develop such expertise. However, our ability to engage in hedging transactions may be adversely affected by recent rules adopted by the CFTC.

You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to GBA with respect to pre-incentive fee net investment income. See “Investment Advisory Agreement.”

RISKS RELATED TO GBA AND ITS AFFILIATES; RISKS RELATED TO BENEFIT STREET AND ITS AFFILIATES

GBA has no prior experience managing a BDC or a RIC.

GBA has no experience managing a BDC or a RIC and may not be able to successfully operate our business or achieve our investment objective. As a result, an investment in our shares of common stock may entail more risk than the shares of common stock of a comparable company with a substantial operating history. The 1940 Act and the Code impose numerous constraints on the operations of BDCs and RICs that do not apply to the other types of investment vehicles previously managed by GBA’s management team. For example, under the 1940 Act, BDCs are required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private or thinly traded companies. Moreover, qualification for RIC tax treatment under Subchapter M of the Code requires, among other things, satisfaction of source-of-income, diversification and other requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a BDC or RIC or could force us to pay unexpected taxes and penalties, which could be material. GBA’s lack of experience in managing a portfolio of assets under such constraints may hinder their ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective.

GBA, Benefit Street and their respective affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our stockholders.

GBA, Benefit Street and their respective affiliates will receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. Among other matters, the compensation arrangements could affect their judgment with respect to public offerings of equity by us, which allow the dealer manager to earn additional dealer manager fees and GBA and Benefit Street to earn increased asset management fees. In addition, the decision to utilize leverage will increase our assets and, as a result, will increase the amount of management fees payable to GBA and Benefit Street and may increase the amount of income incentive fees payable to GBA and Benefit Street.

There may be conflicts of interest related to obligations that GBA’s and Benefit Street’s respective senior management and investment teams have to other clients.

The members of the senior management and investment teams of each of GBA and Benefit Street serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by the same personnel. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our stockholders. Our investment objective may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. In particular, we rely on GBA to manage our day-to-day activities and to implement our investment strategy. GBA and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities that are unrelated to us. As a result of these activities, GBA, its officers and employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including the management of its affiliated non-traded Real Estate Investment Trusts. GBA and its officers and employees will devote only as much of its or their time to our business as GBA and its officers and employees, in their judgment, determine is reasonably required, which may be substantially less than their full time.

Benefit Street and its affiliates and their respective members, partners, officers and employees will devote as much of their time to our activities as they deem necessary and appropriate. Providence and its affiliates are not restricted from forming additional investment funds, entering into other investment advisory relationships or engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of Benefit Street. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of Benefit Street, its affiliates and their officers and employees will not be devoted exclusively to our business, but will be allocated between us and such other business activities of Providence and its affiliates in a manner that Providence deems necessary and appropriate.

Benefit Street currently acts as investment adviser to one or more private investment funds that are authorized to invest in the same kinds of securities in which we propose to invest. Also, in connection with such business activities, Benefit Street and its affiliates may have existing business relationships or access to material, non-public information that may prevent it from recommending investment opportunities that would otherwise fit within our investment objective. These activities could be viewed as creating a conflict of interest in that the time, effort and ability of the members of Benefit Street, its affiliates and their officers and employees will not be devoted exclusively to our business, but will be allocated between us and such other accounts managed by Benefit Street and its affiliates as Benefit Street deems necessary and appropriate.

In addition, there are information barriers amongst Benefit Street and certain of its affiliates. If Benefit Street or its affiliates were to receive material non-public information about a particular company, or have an interest in investing in a particular company, we may be prevented from investing in such company.

Furthermore, it is possible that other funds managed or advised by Providence or its affiliates may own or make investments in the same or similar securities at different times and on different terms than we do. From time to time, we and other funds managed or advised by Providence or its affiliates may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding us may benefit other funds managed or advised by Providence or its affiliates. Providence and its managed funds may pursue or enforce rights with respect to an issuer in which we have invested, and those activities may have an adverse effect on us. As a result, prices, availability, liquidity, and terms of our investments may be negatively impacted by the activities of Providence or its managed funds, and transactions for us may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The compensation we pay to GBA and the compensation GBA pays to Benefit Street were determined without independent assessment on our behalf, and these terms may be less advantageous to us than if such terms had been the subject of arm’s-length negotiations.

The compensation we pay to GBA and the compensation GBA pays to Benefit Street were not entered into on an arm’s-length basis with an unaffiliated third party. As a result, the form and amount of such compensation may be less favorable to us than they might have been had these been entered into through arm’s-length transactions with an unaffiliated third party. The compensation payable by us to GBA and other affiliates and Benefit Street will be approved by our board of directors consistent with the exercise of the requisite standard of care applicable to directors under Maryland law.

Our base management and incentive fees may induce GBA to make, and Benefit Street to recommend, investments that are riskier or more speculative than would otherwise be the case or to incur leverage.

The incentive fee payable by us to GBA may create an incentive for it to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to GBA is determined may encourage it to use leverage to increase the return on our investments. In addition, the fact that our base management fee will be payable based upon our gross assets, which would include any borrowings for investment purposes, may encourage GBA to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock. Such a practice could result in our investing in more speculative securities than would otherwise be in our best interests, which could result in higher investment losses, particularly during cyclical economic downturns. In addition, since Benefit Street will receive a portion of the incentive fees paid to GBA, Benefit Street may have an incentive to recommend investments that are riskier or more speculative.

We may be obligated to pay the Adviser incentive compensation even if we incur a loss and may pay more than 20% of our net capital gains because we cannot recover payments made in previous years.

The Adviser will be entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our net investment income for that quarter above a threshold return for that quarter. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. If we pay an incentive fee of 20% of our realized capital gains (net of all realized capital losses and unrealized capital depreciation on a cumulative basis) and thereafter experience additional realized capital losses or unrealized capital depreciation, we will not be able to recover any portion of the incentive fee previously paid.

Shares of our common stock may be purchased by GBA, Benefit Street or their respective affiliates.

GBA, Benefit Street and their respective affiliates may purchase shares of our common stock for any reason deemed appropriate; provided, however, that it is intended that once our offering of common stock is completed, neither GBA nor Benefit Street nor their respective affiliates will hold 5% or more of our outstanding shares of common stock. GBA, Benefit Street and their respective affiliates will not acquire any shares of our common stock with the intention to resell or re-distribute such shares. The purchase of common stock by GBA, Benefit Street and their respective affiliates could create certain risks, including, but not limited to, the following:

•	GBA, Benefit Street and their respective affiliates may have an interest in disposing of our assets at an earlier date so as to recover their investment in our common stock; and

•	substantial purchases of shares by GBA, Benefit Street and their respective affiliates may limit GBA’s or Benefit Street’s ability to fulfill any financial obligations that it may have to us or incurred on our behalf.

GBA and Benefit Street rely on key personnel, the loss of any of whom could impair GBA’s and Benefit Street’s ability to successfully manage us, respectively.

Our future success depends, to a significant extent, on the continued services of the officers and employees of GBA, Benefit Street or their respective affiliates. The loss of services of one or more members of GBA’s and Benefit Street’s respective management teams, including members of the Investment Committee, could adversely affect our financial condition, business and results of operations.

If our Adviser loses or is unable to obtain key personnel, our ability to implement our investment objective could be delayed or hindered, which could adversely affect our ability to make distributions and the value of your investment.

Our success depends to a significant degree upon the contributions of certain of our executive officers and other key personnel of our Adviser, including Kevin A. Shields, David C. Rupert, Joseph E. Miller, Randy I. Anderson and Howard S. Hirsch, each of whom would be difficult to replace. Our Adviser does not have an employment agreement with any of these key personnel and we cannot guarantee that all, or any particular one, will remain affiliated with us and/or our Adviser. If any of our key personnel were to cease their affiliation with our Adviser, our operating results could suffer. Further, we do not intend to separately maintain key person life insurance on any of these individuals, with the exception of Kevin A. Shields, which policy is owned by Griffin Capital. We believe that our future success depends, in large part, upon our Adviser’s ability to hire and retain highly skilled managerial, operational and marketing personnel. Competition for such personnel is intense, and we cannot assure you that our Adviser will be successful in attracting and retaining such skilled personnel. If our Adviser loses or is unable to obtain the services of key personnel or does not establish or maintain appropriate strategic relationships, our ability to implement our investment strategy could be delayed or hindered, and the value of your investment may decline. See “Management” and “Portfolio Management” for more information regarding key officers and personnel.

GBA’s influence on conducting our operations gives it the ability to increase its fees, which may reduce the amount of cash flow available for distribution to our stockholders.

GBA is paid a base management fee calculated as a percentage of our gross assets and is unrelated to net income or any other performance base or measure. GBA may advise us to consummate transactions or conduct our operations in a manner that, in GBA’s reasonable discretion, are in the best interests of our stockholders. These transactions, however, may increase the amount of fees paid to GBA. GBA’s ability to influence the base management fee paid to it by us could reduce the amount of cash flow available for distribution to our stockholders.

RISKS RELATED TO OUR OPERATIONS AS A BUSINESS DEVELOPMENT COMPANY AND A RIC

Regulations governing our operation as a BDC may limit our ability to, and the way in which we, raise additional capital, which could have a material adverse impact on our liquidity, financial condition and results of operations.

Our business will in the future require a substantial amount of capital in addition to the proceeds of this offering. We may acquire additional capital from the issuance of senior securities (including debt and preferred stock), the issuance of additional shares of our common stock or from securitization transactions. However, we may not be able to raise additional capital in the future on favorable terms or at all. Additionally, we may only issue senior securities up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such issuance or incurrence. If our assets decline in value and we fail to satisfy this test, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales or repayment may be disadvantageous, which could have a material adverse impact on our liquidity, financial condition and results of operations.

•	Senior Securities. As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred securities, such securities would rank “senior” to common stock in our capital structure, resulting in preferred stockholders having separate voting rights and possibly rights, preferences or privileges more favorable than those granted to holders of our common stock. Furthermore, the issuance of preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in your best interest.

•	Additional Common Stock. Our board of directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a BDC, we are generally not able to issue our common stock at a price below net asset value without first obtaining required approvals from our stockholders and our independent directors. In any such case, the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our board of directors, closely approximates the market value of such securities at the relevant time. We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to the requirements of the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and such stockholders may experience dilution.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our income tax diversification requirements under Subchapter M of the Code, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

We are an “emerging growth company” under the JOBS Act, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our common stock less attractive to investors.

We are and we will remain an “emerging growth company” as defined in the JOBS Act until the earlier of (a) the last day of the fiscal year (i) following the fifth anniversary of the completion of this offering, (ii) in which we have total annual gross revenue of at least $1.0 billion, or (iii) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (b) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period. For so long as we remain an “emerging growth company” we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We cannot predict if investors will find our common stock less attractive because we will rely on some or all of these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act of 1933, as amended (the “Securities Act”) for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. However, pursuant to Section 107 of the JOBS Act, we are choosing to “opt out” of such extended transition period, and as a result, we will comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. Our decision to opt out of the extended transition period for complying with new or revised accounting standards is irrevocable.

Our status as an “emerging growth company” under the JOBS Act may make it more difficult to raise capital as and when we need it.

Because of the exemptions from various reporting requirements provided to us as an “emerging growth company” and because we will have an extended transition period for complying with new or revised financial accounting standards, we may be less attractive to investors and it may be difficult for us to raise additional capital as and when we need it. Investors may be unable to compare our business with other companies in our industry if they believe that our financial accounting is not as transparent as other companies in our industry. If we are unable to raise additional capital as and when we need it, our financial condition and results of operations may be materially and adversely affected.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets, which may prevent us from making certain investments that we would otherwise view as attractive opportunities. See “Regulation.”

We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if the investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could be found to be in violation of the 1940 Act provisions applicable to business development companies, which would have a material adverse effect on our business, financial condition and results of operations. Rules under the 1940 Act could prevent us, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of our position). If, in order to make additional investments we need to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. We may have difficulty in such a case in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

Failure to maintain our status as a BDC would reduce our operating flexibility.

We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs must invest at least 70% of their gross assets in specified types of securities, primarily in private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a BDC. If we decide to withdraw our election, or if we otherwise fail to qualify or maintain our qualification as a BDC, we may be subject to the substantially greater regulation under the 1940 Act as a registered closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business and adversely impact your investment in us.

We are uncertain of our sources for funding our future capital needs; if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

The net proceeds from the sale of common stock will be used for our investment opportunities, operating expenses and for payment of various fees and expenses such as base management fees, incentive fees and other expenses. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. Accordingly, in the event that we develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to achieve portfolio diversification and our investment objective, which may negatively impact our results of operations and reduce our ability to make distributions to our stockholders.

Our ability to enter into transactions with our affiliates will be restricted.

We will be prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of the independent members of our board of directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of our board of directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or closely related times), without prior approval of our board of directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers, directors, investment advisers, sub-advisers or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any fund or any portfolio company of a fund managed by GBA or Benefit Street, or entering into joint arrangements such as certain co-investments with these companies or funds without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

Federal Income Tax Risks

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.

To obtain and maintain RIC tax treatment under the Code, we must, among other things, meet the following annual distribution, income source and asset diversification requirements. See “Material U.S. Federal Income Tax Considerations.”

•	The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of common stock or securities or similar sources.

•	The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly-traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Material U.S. Federal Income Tax Considerations — Taxation as a Regulated Investment Company.”

Any deferred PIK interest income that we accrue and distribute to our stockholders may create issues regarding our distributions.

Deferred PIK interest instruments may have less reliable valuations because these instruments have continuing accruals that require continuing judgment about the collectability of the deferred payments and the value of any associated collateral. In addition, deferred PIK interest instruments create the risk of non-refundable cash payments to our investment adviser based on non-cash accruals that ultimately may not be realized. For accounting purposes, any cash distributions to stockholders representing deferred PIK interest income are not treated as coming from paid-in capital, even though the cash to pay these distributions may come from offering proceeds. Thus, although a distribution of deferred PIK interest may come from the cash invested by stockholders, the 1940 Act does not require that stockholders be given notice of this fact by reporting it as a return of capital.

If we do not qualify as a “publicly offered regulated investment company,” as defined in the Code, you will be taxed as though you received a distribution of some of our expenses.

A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. If we are not a publicly offered RIC for any period, a non-corporate stockholder’s allocable portion of our affected expenses, including our management fees, will be treated as an additional distribution such stockholder and will be deductible by such stockholder only to the extent permitted under the limitations described below. For non-corporate stockholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a non-publicly offered RIC, including advisory fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible to an individual stockholder only to the extent they exceed 2% of such a stockholder’s adjusted gross income, and are not deductible for alternative minimum tax purposes. While we anticipate that we will constitute a publicly offered RIC, there can be no assurance that we will in fact so qualify for any of our taxable years.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to:

•	our future operating results;

•	our business prospects and the prospects of the companies in which we may invest;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources, financing sources and working capital;

•	the use of borrowed money to finance a portion of our investments;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	our contractual arrangements and relationships with third parties;

•	the actual and potential conflicts of interest with GBA and its affiliates;

•	the ability of GBA and Benefit Street to locate suitable investments for us and to monitor and administer our investments;

•	the ability of GBA and Benefit Street and their respective affiliates to attract and retain highly talented professionals;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to source favorable private investments;

•	our tax status;

•	the effect of changes to tax legislation and our tax position;

•	the tax status of the companies in which we may invest; and

•	the timing and amount of distributions and dividends from the companies in which we may invest.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

•	future changes in laws or regulations and conditions in our operating areas.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

ESTIMATED USE OF PROCEEDS

The following table sets forth our estimates of how we intend to use the gross proceeds from this offering. Information is provided assuming that we sell: (1) the minimum offering requirement, or $2.5 million in shares and (2) the maximum offering amount, or $1.5 billion in shares. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of the common stock and the actual number of shares of common stock we sell in the offering.

We intend to use substantially all of the proceeds from this offering, net of expenses, to make investments in private U.S. companies primarily in the middle-market in accordance with our investment objective and using the strategies described in this prospectus. We anticipate that the remainder will be used for working capital and general corporate purposes. However, we have not established limits on the use of proceeds from this offering, and we may use an unlimited amount of offering proceeds to fund distributions. We intend to seek to invest the net proceeds received in this offering as promptly as practicable after receipt thereof. Based on current market conditions, we anticipate that it may take several months to fully invest the initial proceeds we receive in connection with this offering after meeting our minimum offering requirement, depending on the availability of investment opportunities that are consistent with our investment objective and strategies. There can be no assurance we will be able to sell all the common stock we are registering. If we sell only a portion of the common stock we are registering, we may be unable to achieve our investment objective or invest in a variety of portfolio companies.

Pending such use, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our BDC election and our election to be taxed as a RIC.

The amounts in this table assume that the full fees and commissions are paid on all shares of our common stock offered to the public on a best efforts basis. All or a portion of the selling commissions and dealer manager fees may be reduced or eliminated in connection with certain categories of sales, such as sales for which a volume discount applies, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. See “Plan of Distribution.” The reduction in these fees will be accompanied by a corresponding reduction in the per share purchase price, but will not affect the amounts available to us for investments. Because amounts in the following table are estimates, they may not accurately reflect the actual receipt or use of the offering proceeds.

We may fund distributions from time to time from offering proceeds and borrowings, among other sources.

	Minimum Offering		Maximum Offering
	Amount	%	Amount	%
Gross proceeds	$2,500,000	100%	$1,500,000,000	100%
Less:
Selling commissions	$175,000	7.00%	$105,000,000	7.00%
Dealer manager fees	$75,000	3.00%	$45,000,000	3.00%
Offering expenses	$37,500	1.50%	$22,500,000	1.50%
Net Proceeds/Amount Available for Investments	$2,212,500	88.50%	$1,327,500,000	88.50%

DISTRIBUTIONS

Subject to our board of directors’ discretion and applicable legal restrictions, we intend to authorize and declare cash distributions on a monthly basis and pay such distributions on either a monthly or quarterly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. We will then calculate each stockholder’s specific distribution amount for the period using record and declaration dates and each stockholder’s distributions will begin to accrue on the date we accept each stockholder’s subscription for our common stock. From time to time, we may also pay interim special distributions in the form of cash or common stock at the discretion of our board of directors. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from our offering. As a result, during this period most or all of the distributions we make may represent a return of capital for tax purposes.

As required under the 1940 Act, a quarterly estimate of the tax attributes of our distributions will be delivered to our stockholders; however, actual determinations of such tax attributes, including determinations from return of capital, will be made annually as of the end of our fiscal year, based upon our taxable income and distributions paid for the full year. Each year, a statement on Form 1099-DIV identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in capital surplus which is a nontaxable distribution) will be mailed to our stockholders. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. A return of capital is a return of your investment, rather than a return of earnings or gains derived from our investment activities, and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to GBA. A stockholder will not be subject to immediate taxation on the amount of any distribution treated as a return of capital to the extent of the stockholder’s basis in its shares; however, the stockholder’s basis in its shares will be reduced (but not below zero) by the amount of the return of capital, which will result in the stockholder recognizing additional gain (or a lower loss) when the shares are sold. A stockholder may recognize a gain from the sale of his/her shares even if the stockholder sells the shares for less than the original purchase price. To the extent that the amount of the return of capital exceeds the stockholder’s basis in its shares, such excess amount will be treated as gain from the sale of the stockholder’s shares. A stockholder’s basis in the investment will be reduced by the nontaxable amount, which will result in additional gain (or a lower loss) when the shares are sold. We have not established limits on the amount of funds we may use from available sources to make distributions. There can be no assurance that we will be able to sustain distributions at any particular level. See “Material U.S. Federal Income Tax Considerations.”

From time to time and not less than quarterly, GBA must review our accounts to determine whether cash distributions are appropriate. We will distribute pro rata to our stockholders funds received by us that GBA deems unnecessary for us to retain.

We intend to make our distributions in the form of cash, out of assets legally available, unless stockholders elect to receive their distributions in additional shares of common stock pursuant to our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder to the same extent as if received in cash. If stockholders hold shares of common stock in the name of a broker or financial intermediary, they should contact the broker or financial intermediary regarding their election to receive distributions in additional shares of common stock.

To qualify for and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, a RIC would need to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our net ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”

We have adopted an “opt in” distribution reinvestment plan for our stockholders. As a result, if we make a distribution, our stockholders will receive their distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional common stock. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in our distribution reinvestment plan. See “Distribution Reinvestment Plan.”

We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from Griffin Capital. We have not established limits on the amount of funds we may use from available sources to make distributions.

On a quarterly basis, we will send information to all stockholders of record regarding the estimated source of distributions paid to our stockholders in such quarter.

DISCUSSION OF MANAGEMENT’S EXPECTED OPERATING PLANS

The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-Looking Statements” appearing elsewhere herein.

Overview

We are a newly organized, externally managed, non-diversified closed-end management investment company. We will be managed by our Adviser, which is an affiliate of Griffin Capital. Our Adviser is a registered investment adviser under the Advisers Act.

We and GBA will oversee the management of our activities and be responsible for making investment decisions for our portfolio. We and the Adviser have engaged Benefit Street, which is a registered investment adviser under the Advisers Act and an affiliate of Providence, to act as our sub-adviser. Benefit Street will assist GBA with the management of our activities and operations. All of our investment decisions will be the sole responsibility of, and will be made at the sole discretion of, GBA, subject to ultimate oversight by our board of directors. We intend to elect to be treated for federal income tax purposes as a RIC under subchapter M of the Code.

Our investment objective is to generate both current income and capital appreciation. We seek to achieve our investment objective by investing in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt), as well as equity and equity related securities issued by private U.S. companies primarily in the middle market or public U.S. companies with market equity capitalization of less than $250 million. We intend to generally focus our investment activities on companies that our Adviser believes have leading market positions, significant asset or franchise values, strong free cash flow, experienced senior management teams and high-quality sponsors (if the company is externally sponsored). As we work to build and grow our portfolio, we may also make investments in syndicated debt opportunities.

We intend to invest in private U.S. companies primarily in the middle market with EBITDA of approximately $5 million to $100 million. However, on occasion, we may invest in larger companies if an attractive opportunity presents itself, especially when there are dislocations in the capital markets, including the high yield and large syndicated loan markets. We expect that our investments will generally range between $5 million and $50 million, although the size of our investments may increase as our business grows. We will maintain a strong focus on credit quality, including a high level of investment discipline and selectivity. We believe that investing in the debt of private companies generally provides a more attractive relative value proposition than investing in broadly syndicated debt due to the conservative capital structures and superior default and loss characteristics typically associated with these companies. Because private companies have limited access to capital providers, debt investments in such companies typically carry above market interest rates and include better-than-market terms. As a result, we believe investments in private companies result in attractive risk-adjusted returns.

GBA will leverage the experience and expertise of its affiliates and Benefit Street, in selecting our investments. The principals of Benefit Street on average have over 20 years of experience in the leveraged debt markets. Benefit Street is affiliated with Providence, a leading alternative asset management firm with over $40 billion in commitments under management. Benefit Street employs investment professionals focused on the direct origination of debt products. We intend to leverage the experience of Benefit Street to originate debt investments through a nationwide network of relationships. Specifically, our Adviser intends to source its investment opportunities through a combination of: (i) direct origination efforts of Benefit Street’s investment team as a result of its deep corporate relationships; (ii) access to networks of relationships, including senior managers from current and former Providence portfolio companies, which focus on the media, communications, education and information sectors; (iii) long-standing relationships with Wall Street professionals, industry executives and strategic partners; and (iv) relationships with sponsors and other industry contacts. From time to time, we may partner with venture capital firms and source investments from a variety of regional and local intermediaries, including regional investment banking firms, business brokers, accountants and lawyers, rather than solely from large commercial or investment banks.

Our Adviser believes that leveraging the experience of Benefit Street and its investment professionals will enable us to deliver attractive yields to investors while eliminating intermediaries who extract fees for their services. While we expect that a significant number of our investments will be in non-sponsored companies, we believe that a combination of sponsored and non-sponsored investments is important to participating in the most attractive opportunities across investment cycles. As a result, our nationwide origination efforts will target both private equity sponsors and referral sources of non-sponsored companies.

Non-sponsored companies are either privately-held companies typically owned and controlled by entrepreneurs rather than private equity firms, or public companies with market capitalization less than $250 million. We believe that non-sponsored companies represent a large, attractive and less competitive investment opportunity for several reasons: (1) the number of non-sponsored companies far exceeds the number of sponsored companies; (2) many investors focus primarily on sponsored companies; and (3) non-sponsored companies have more limited access to capital than sponsored companies. We also believe that investments in non-sponsored companies will provide for the most attractive economics, alignment of interests with management and the greatest control for us as an investor.

We intend to elect to be treated as a BDC under the 1940 Act. In addition, for tax purposes we intend to elect to be treated as a RIC under Subchapter M of the Code commencing with our 2015 taxable year. As a BDC, we will be required to comply with certain regulatory requirements. For instance, we have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, we may from time to time invest up to 30% of our assets opportunistically in other types of investments, including the securities of larger public companies and foreign securities.

As a BDC, we will be subject to certain regulatory restrictions in negotiating certain investments with certain entities under the 1940 Act, such as GBA, Benefit Street and their respective affiliates, unless we obtain an exemptive order from the SEC. Together with these affiliates, we have applied for exemptive relief from the SEC to permit greater flexibility to negotiate the terms of co-investments. We believe that co-investment by us and other funds managed by Benefit Street or its affiliates may afford us additional investment opportunities and an ability to achieve greater diversification. The exemptive relief that we have requested would permit us to co-invest with funds managed by Benefit Street or its affiliates in the same portfolio companies under circumstances in which such investments would otherwise be prohibited by the 1940 Act, subject to the conditions of the order. We expect that such exemptive relief, if granted, would require, among other things, that our independent directors review and approve each initial co-investment. There can be no assurance such exemptive relief will be granted.

Emerging Growth Company

We are an “emerging growth company” under the federal securities laws and will be subject to reduced public company reporting requirements. Specifically, under the JOBS Act, emerging growth companies are not required to (1) provide an auditor’s attestation report on management’s assessment of the effectiveness of internal control over financial reporting, pursuant to Section 404 of the Sarbanes-Oxley Act, (2) comply with new requirements adopted by the Public Company Accounting Oversight Board, or the PCAOB, which require mandatory audit firm rotation or a supplement to the auditor’s report in which the auditor must provide additional information about the audit and the issuer’s financial statements, (3) comply with new audit rules adopted by the PCAOB after April 5, 2012 (unless the SEC determines otherwise), (4) provide certain disclosures relating to executive compensation generally required for larger public companies or (5) hold shareholder advisory votes on executive compensation. In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. However, pursuant to Section 107 of the JOBS Act, we are choosing to “opt out” of such extended transition period, and as a result, we will comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. Our decision to opt out of the extended transition period for complying with new or revised accounting standards is irrevocable.

Revenues

We plan to generate revenue primarily in the form of interest payable and capital gains, if any, on the debt instruments that we invest in. We may also generate revenue from capital gains on direct equity investments we make, if any, or on warrants or other equity interests that we may acquire in portfolio companies. In some cases, the interest on our investments may accrue or be paid in the form of additional debt. The principal amount of the debt instruments and any accrued but unpaid interest will generally become due at their maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance or consulting fees. Any such fees will be generated in connection with our investments and recognized as earned.

Expenses

Our primary operating expenses will include the payment of: (i) investment advisory fees, including base management fees and incentive fees, to our investment adviser, the Adviser, pursuant to our Investment Advisory Agreement; (ii) our allocable portion of overhead and other expenses incurred by the Adviser and Sub-Adviser in performing their respective administrative obligations under the investment advisory agreement and investment sub-advisory agreement, respectively; and (iii) other operating expenses as detailed below. Our investment advisory fees will compensate our investment adviser for its work in identifying, evaluating, negotiating, closing, monitoring and servicing our investments. See “Investment Advisory Agreement.” GBA will be responsible for compensating Benefit Street for Benefit Street’s services pursuant to the investment sub-advisory agreement. We will bear all other expenses of our operations and transactions, including (without limitation):

•	the cost of our organization and this offering;

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of our shares and other securities;

•	interest payable on debt, if any, to finance our investments;

•	fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments and advisory fees;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees, any stock exchange listing fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums;

•	direct costs and expenses of administration and sub-administration, including printing, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and

•	all other expenses incurred by GBA or us in connection with administering our business, including all expenses incurred by GBA or Benefit Street in performing their respective obligations under the investment advisory agreement and investment sub-advisory agreement, respectively, and the reimbursement of the compensation of our chief financial officer and chief compliance officer and their respective staffs paid by GBA, to the extent they are not controlling persons of GBA or any of its affiliates, subject to the limitations included in the investment advisory agreement and administration agreement, as applicable.

Hedging

To the extent that any of our senior loans and other investments are denominated in a currency other than U.S. dollars, we may enter into currency hedging contracts to reduce our exposure to fluctuations in currency exchange rates. We may also enter into interest rate hedging agreements. Such hedging activities, which will be subject to compliance with applicable legal requirements, may include the use of futures, options, swaps and forward contracts. Costs incurred in entering into such contracts or in connection with settling them will be borne by us. Our ability to engage in hedging transactions may be adversely affected by recent rules adopted by the CFTC.

Financial Condition, Liquidity and Capital Resources

On July 25, 2014 and July 28, 2014, pursuant to a private placement, each of GBA and Benefit Street, respectively, contributed an aggregate of $100,000 to purchase 11,111 shares of our common stock at $9.00 per share, which represents the initial public offering price of $10.00 per share net of selling commissions and dealer manager fees. Neither GBA nor Benefit Street will tender these shares for repurchase as long as it remains the investment adviser or investment sub-adviser, respectively. There is no current intention for either GBA or Benefit Street to discontinue in their respective roles. In connection with the private placements, we issued an aggregate of approximately 22,222 shares of common stock for aggregate proceeds of approximately $200,000. As a result, upon achievement of the minimum offering requirement, we will have raised total gross proceeds of approximately $2.5 million plus the proceeds from the private placements. After we have satisfied the minimum offering requirement, additional purchases must be in increments of $500, except for purchases made pursuant to our distribution reinvestment plan.

After meeting the minimum offering requirement, we will then sell our shares on a continuous basis at a price of $10.00 per share; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price, after deduction of selling commissions and dealer manager fees, that is below net asset value. In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our then-current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. Therefore, persons who tender subscriptions for shares of our common stock in this offering must submit subscriptions for a certain dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock. In connection with each semi-monthly closing on the sale of shares of our common stock pursuant to this prospectus on a continuous basis, our board of directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below our then-current net asset value no later than 48 hours prior to the time that we price our shares. Prior to each semi-monthly closing, we will, in each case if necessary, update the information contained in this prospectus by filing a prospectus supplement with the SEC, and we will also post any updated information to our website at www.griffincapital.com.

Prior to investing in debt securities, we will invest the net proceeds from our continuous offering primarily in cash, cash equivalents, U.S. government securities, and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our BDC election and our election to be taxed as a RIC.

We may borrow funds to make investments, including before we have fully invested the proceeds of this offering, to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our board of directors determines that leveraging our portfolio would be in our best interests and the best interests of our stockholders, though we have not decided whether, and to what extent, we will finance portfolio investments using debt. We do not currently anticipate issuing any preferred stock.

The North American Securities Administrators Association, in its Omnibus Guidelines Statement of Policy adopted on March 29, 1992 and as amended on May 7, 2007 and from time to time, requires that our sponsors have an aggregate a financial net worth, exclusive of home, automobiles and home furnishings, of 5.0% of the first $20 million of both the gross amount of securities currently being offered in this offering and the gross amount of any originally issued direct participation program securities sold by our sponsors within the past 12 months, plus 1.0% of all amounts in excess of the first $20 million. Based on these requirements, our sponsors have an aggregate a financial net worth in excess of those amounts required by the Omnibus Guidelines Statement of Policy as of the effective date of this prospectus.

RIC Status and Distributions

We intend to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. Generally, a RIC is entitled to a deduction for federal income tax purposes for distributions paid to stockholders if it distributes at least 90% of its “Investment Company Taxable Income,” as defined by the Code, each year. To qualify for and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, a RIC would need to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax.

Subject to our board of directors’ discretion and applicable legal restrictions, we intend to authorize and declare cash distributions on a monthly basis and pay distributions on either a monthly or quarterly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. Net capital gains, if any, will be distributed or deemed distributed at least annually. We will then calculate each stockholder’s specific distribution amount for the period using record and declaration dates and your distributions will begin to accrue on the date we accept your subscription for our common stock. From time to time, we may also pay interim distributions at the discretion of our board of directors.

Each year, a statement on Form 1099-DIV identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in capital surplus which is a nontaxable distribution) will be mailed to our stockholders. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. The tax basis of shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares. There can be no assurance that we will be able to sustain distributions at any particular level.

We intend to make any distributions in the form of cash out of assets legally available for such purpose, unless you elect to receive your distributions in additional common stock pursuant to our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to U.S. stockholders. If you hold common stock in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in additional common stock. See “Distribution Reinvestment Plan.”

We have adopted an “opt in” distribution reinvestment plan for our stockholders. As a result, if we make a distribution, our stockholders will receive their distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional common stock. See “Distribution Reinvestment Plan.”

We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from GBA or its affiliates.

Critical Accounting Policies

Our financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, or U.S. GAAP, which requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Critical accounting policies are those that require the application of management’s most difficult, subjective or complex judgments, often because of the need to make estimates about the effect of matters that are inherently uncertain and that may change in subsequent periods. In preparing the financial statements, management will make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. In preparing the financial statements, management also will utilize available information, including our past history, industry standards and the current economic environment, among other factors, in forming its estimates and judgments, giving due consideration to materiality. Actual results may differ from these estimates. In addition, other companies may utilize different estimates, which may impact the comparability of our results of operations to those of companies in similar businesses. As our expected operating results occur, we will describe additional critical accounting policies in the notes to our future financial statements in addition to those discussed below.

Valuation of Portfolio Investments

The value of our assets will be determined quarterly and at such other times that an event occurs that materially affects the valuation. The valuation is made pursuant to Section 2(a)(41) of the 1940 Act, which requires that we value our assets as follows: (i) the market price for those securities for which a market quotation is readily available, and (ii) for all other securities and assets, fair value, as determined in good faith by our board of directors. As a BDC, Section 2(a)(41) of the 1940 Act requires the board of directors to determine in good faith the fair value of portfolio securities for which a market price is not readily available, and it will do so in conjunction with the application of our valuation procedures by GBA and our valuation committee.

ASC Topic 820 clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC

Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include:

•	Level 1 — Quoted prices are available in active markets for identical investments as of the reporting date. Publicly listed equities and publicly listed derivatives will be included in Level 1. In addition, securities sold, but not yet purchased and call options will be included in Level 1. We will not adjust the quoted price for these investments, even in situations where we hold a large position and a sale could reasonably affect the quoted price.

•	Level 2 — Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. In certain cases, debt and equity securities are valued on the basis of prices from an orderly transaction between market participants provided by reputable dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, and various relationships between investments. Investments which are generally expected to be included in this category include corporate bonds and loans, convertible debt indexed to publicly listed securities, and certain over-the-counter derivatives.

•	Level 3 — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation. Investments that are expected to be included in this category are our portfolio companies.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each asset while employing a valuation process that is consistently followed. Determinations of fair value involve subjective judgments and estimates. Accordingly, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations in our financial statements.

In making fair value determinations, the following guidelines will generally be used.

Valuation Methods

Investments where a market price is readily available:

Generally, the value of our equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price. If no sales of such interests occurred on the determination date, such interests shall be valued at the midpoint of the “bid” and the “asked” price at the close of business on such day. Portfolio securities that carry certain restrictions on sale will typically be consistently valued at a discount from the public market value of the security. Loans or investments traded over the counter and not listed on an exchange are valued at a price obtained from third-party pricing services, including, where appropriate, multiple broker dealers, as determined by GBA.

Notwithstanding the foregoing, if in the reasonable judgment of GBA, the price for any securities held by us and determined in the manner described above does not accurately reflect the fair value of such security, GBA will value such security at a price that reflects such security’s fair value and report such change in the valuation to the board of directors or its designee as soon as practicable.

Investments where a market price is not readily available:

Any securities or other assets that are not publicly traded or for which a market price is not otherwise readily available will be valued at a price that reflects such security’s fair value. With respect to such investments, the investments will be reviewed and valued using one or more of the following types of analyses:

(i)	Market comparable statistics and public trading multiples discounted for illiquidity, minority ownership and other factors for companies with similar characteristics.

(ii)	Valuations implied by third-party investments in the applicable portfolio companies.

(iii)	Discounted cash flow analysis, including a terminal value or exit multiple.

Below is a description of factors that our board of directors may consider when valuing our equity and debt investments where a market price is not readily available:

•	the size and scope of a portfolio company and its specific strengths and weaknesses;

•	prevailing interest rates for like securities;

•	expected volatility in future interest rates;

•	leverage;

•	call features, put features and other relevant terms of the debt;

•	the borrower’s ability to adequately service its debt;

•	the fair market value of the portfolio company in relation to the face amount of its outstanding debt;

•	the quality of collateral securing our debt investments;

•	multiples of earnings before interest, tax, depreciation and amortization (“EBITDA”), cash flows, net income, revenues or, in some cases, book value or liquidation value; and

•	other factors deemed applicable.

All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners, or acquisition, recapitalization, and restructuring expenses or other related or non-recurring items. The choice of analyses and the weight assigned to such factors may vary across investments and may change within an investment if events occur that warrant such a change.

Credit default swaps and interest rate swaps will be valued at estimated fair value based on a pricing model that utilizes quoted inputs, including among other things, yield curves.

Unrealized appreciation and depreciation on total return swaps represents the change in fair value plus net accrued interest of the underlying reference assets.

Valuation Process

With respect to investments for which market quotations are not readily available, we will undertake a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process will begin with each portfolio company or investment being initially valued by certain of GBA’s investment professionals and certain members of its management team, with such valuation taking into account information received from various sources, including an independent valuation firm, if applicable;

•	preliminary valuation conclusions will then be documented and discussed with the Company’s senior management and the valuation committee;

•	the valuation committee will review the preliminary valuation, and, if applicable, instruct that such preliminary valuation be delivered to an independent valuation firm for its review;

•	the valuation committee and, if appropriate, the relevant investment professionals of GBA and the Company’s senior management meet with the independent valuation firm to discuss the preliminary valuation;

•	designated members of GBA’s management team will respond and supplement the preliminary valuation to reflect any comments provided by the independent valuation firm and/or the valuation committee;

•	our valuation committee meets with members of GBA’s management team and the independent valuation firm to discuss the assistance provided and the results of the independent valuation firm’s review; and

•	our board of directors will discuss the valuation and will determine the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of GBA, the valuation committee and any third-party valuation firm, if applicable.

Our board of directors will be responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our consistently applied valuation procedures and valuation process. We intend to value all of our Level 2 assets by using inputs from an independent third-party pricing service that will provide prevailing bid and ask prices that are screened for validity by the service from dealers on the date of the relevant period end. For investments for which the third-party pricing service is unable to obtain quoted prices, we intend to obtain bid and ask prices directly from dealers that make a market in such investments. To the extent that we hold investments for which no active secondary market exists, i.e. Level 3 assets, and, therefore, no bid and ask prices can be readily obtained, an independent third-party valuation service will be utilized to value such investments. We will periodically benchmark the bid and ask prices received from the third-party pricing service and valuations received from the third-party valuation service, as applicable, against the actual prices at which we purchase and sell our investments. We believe that these prices will be reliable indicators of fair value.

In addition to the foregoing, certain investments for which a market price is not readily available will be evaluated on a quarterly basis by an independent valuation firm and certain other investments will be on a rotational basis reviewed once over a twelve-month period by an independent valuation firm. Finally, certain investments will not be evaluated by an independent valuation firm unless the net asset value and other aspects of such investments in the aggregate exceed certain thresholds.

Revenue Recognition

We will record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt investments with contractual payment-in-kind, or PIK, interest that represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we will generally not accrue PIK interest if the portfolio company valuation indicates that such PIK interest is not collectible. We will not accrue as a receivable interest on loans and debt investments if we determine that it is probable that we will not be able to collect such interest. Loans will be placed on non-accrual status when principal or interest payments are past due 30 days or more and/or when there is reasonable doubt that principal or interest will be collected. Upfront loan origination fees, original issue discount and market discount or premium are capitalized, and we then amortize such amounts as interest income using the effective yield method. We record prepayment premiums on loans and debt investments as interest income.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We will measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront loan origination fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Organization Costs

Organization costs include, among other things, the cost of organizing as a Maryland corporation, including the cost of legal services and other fees pertaining to our organization. All organization costs will be funded by Griffin Capital and its affiliates and there will be no liability for the organization costs to us until we have met the minimum offering requirement. We will expense organization costs when incurred, if and when Griffin Capital submits such costs for reimbursement. As of September 30, 2014, Griffin Capital and its affiliates have incurred approximately $236,000 of organization costs, which may be subject to reimbursement by us.

Offering Costs

Offering costs include, among other things, legal fees and other costs pertaining to the preparation of our registration statement in connection with the public offering of our shares. All offering costs will be funded by Griffin Capital and its affiliates and there will be no liability for the offering costs to us until we have met the minimum offering requirement. We will capitalize offering costs when incurred and amortize them over a twelve month period as an adjustment to capital in excess of par value following the effective date of the offering and upon commencement of operations, if and when Griffin Capital submits such costs for reimbursement. The unamortized balance of these costs will be reflected in the balance sheet as deferred charges, net. As of September 30, 2014, Griffin Capital and its affiliates have incurred approximately $661,000 of offering costs, which may be subject to reimbursement by us.

Federal Income Taxes

As a RIC, in any fiscal year with respect to which we distribute at least 90 percent of the sum of our (i) investment company taxable income (which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses) determined without regard to the deduction for dividends and distributions paid and (ii) net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions) (the “Annual Distribution Requirement”), we (but not our stockholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that we distribute to our stockholders. We intend to distribute annually all or substantially all of such income. To the extent that we retain our net capital gains or any investment company taxable income, we will be subject to U.S. federal income tax. We may choose to retain our net capital gains or any investment company taxable income, and pay the associated federal corporate income tax, including the federal excise tax described below.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax payable by us. To avoid this tax, we must distribute (or be deemed to have distributed) during each calendar year an amount equal to the sum of: (1) at least 98.0 percent of our ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98.2 percent of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year); and (3) income realized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”).

While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Distributions

Distributions to our stockholders will be recorded as of the record date. Subject to our board of directors’ discretion and applicable legal restrictions, we intend to authorize and declare cash distributions on a monthly basis and pay such distributions on either a monthly or quarterly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. Net realized capital gains, if any, will be distributed or deemed distributed at least annually.

Capital Gains Incentive Fee

Pursuant to the terms of the investment advisory agreement we entered into with GBA, the incentive fee on capital gains will be determined and payable in arrears as of the end of each calendar year. Such fee will equal 20% of our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, we will accrue for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

While the investment advisory agreement with GBA neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute for Certified Public Accountants, or AICPA, Technical Practice Aid for investment companies, we will include unrealized gains in the calculation of the capital gains incentive fee expense and related capital gains incentive fee payable. This accrual will reflect the incentive fees that would be payable to GBA as if our entire portfolio was liquidated at its fair value as of the balance sheet date even though GBA is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

Contractual Obligations

We have entered into an agreement with GBA to provide us with investment advisory services. Payments for investment advisory services under the investment advisory agreement in future periods will be equal to (a) an annual base management fee of 2.0% of our gross assets, excluding cash and cash equivalents, and (b) an incentive fee based on our performance. Our Administrator, and to the extent requested to provide such services and such services are so provided, GBA, Benefit Street and their respective affiliates, may be reimbursed for administrative expenses incurred on our behalf.

The incentive fee consists of two parts. The first part, which we refer to as the incentive fee on income, will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, measured quarterly and expressed as a rate of return on adjusted capital, as defined in our investment advisory agreement, equal to 1.75% per quarter, or an annualized rate of 7.0%. The second part of the incentive fee, which we refer to as the incentive fee on capital gains, will be an incentive fee on capital gains will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee will equal 20% of our realized capital gains on a cumulative basis from inception, calculated as of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.

We and GBA have engaged Benefit Street, to act as our investment sub-adviser, as Benefit Street possesses skills that we believe will aid us in achieving our investment objective. Benefit Street will assist GBA with the management of our activities and operations. See “Investment Sub-Advisory Agreement.”

Our Administrator will provide us with general ledger accounting, fund accounting and investor relations and other administrative services. We entered into an administration agreement with our Administrator pursuant to which our Administrator, will furnish us with administrative services necessary to conduct our day-to-day operations. Our Administrator will be reimbursed for administrative expenses it incurs on our behalf in performing its obligations. Such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We will not reimburse our Administrator for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a person with a controlling interest in our Administrator.

If any of our contractual obligations discussed above is terminated, our costs may increase under any new agreements that we enter into as replacements. We would also likely incur expenses in locating alternative parties to provide the services that we expect to receive pursuant to our investment advisory agreement and administration agreement. Any new investment advisory agreement would also be subject to approval by our stockholders.

Off-Balance Sheet Arrangements

We currently have no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.

Recently Issued Accounting Standards

We do not believe any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material adverse effect on our financial statements.

Related Party Transactions

We have entered into an investment advisory agreement with GBA. Pursuant to the investment advisory agreement, GBA will be paid a base management fee and certain incentive fees, if applicable. See “Investment Advisory Agreement.” We have also entered into an administration agreement with our Administrator, pursuant to which we will reimburse our Administrator for expenses necessary for the performance of services related to our administration and operation, provided that such reimbursement will be the lower of our Administrator’s actual costs or the amount that we would be required to pay for comparable services in the same geographic location, and provided further that such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. Pursuant to the administration agreement, our Administrator at its sole discretion, may contract with a third party service provider to provide certain of our accounting and administrative services. The cost of the third party service provider will be an obligation of our Administrator. The Company will not incur the costs from both our Administrator, and the third party provider for similar services.

Our payment of organization and offering costs (including reimbursement of costs incurred by GBA and its affiliates) is approximately 1.5% of the gross proceeds from this offering. If we sell the minimum number of shares at $10.00 per share, then we estimate that we may incur up to approximately $37,500 of expenses. If we sell the maximum number of shares at $10.00 per share, then we estimate that we may incur up to approximately $22.5 million of expenses. As of September 30, 2014, Griffin Capital and its affiliates incurred organization costs and offering costs of approximately $236,000 and $661,000 respectively. Under the terms of the investment advisory agreement, after we meet the minimum offering requirement, GBA and certain of its affiliates, which includes Griffin Capital, will become entitled to receive reimbursement of up to 1.5% of the gross proceeds raised until all offering costs and organization costs have been reimbursed. Except for this provision in the investment advisory agreement, there is no other agreement regarding the payment of the organization and offering costs incurred by Griffin Capital, or the reimbursement of any organization and offering costs funded by Griffin Capital. The decision to fund our organization and offering costs and the decision to seek reimbursement for such costs is solely at the discretion of Griffin Capital. As a result, we may or may not be requested to reimburse any costs funded by Griffin Capital.

On July 25, 2014 and July 28, 2014, pursuant to a private placement, each of GBA and Benefit Street, respectively, contributed an aggregate of $100,000 to purchase 11,111 shares of our common stock at $9.00 per share, which represents the initial public offering price of $10.00 per share net of selling commissions and dealer manager fees. Neither GBA nor Benefit Street will tender these shares for repurchase as long as it remains the investment adviser or investment sub-adviser, respectively. There is no current intention for either GBA or Benefit Street to discontinue in their respective roles. In connection with the private placements, we issued an aggregate of approximately 22,222 shares of common stock for aggregate proceeds of approximately $200,000. As a result, upon achievement of the minimum offering requirement, we will have raised total gross proceeds of approximately $2.5 million plus the proceeds received from the private placements.

Because GBA’s senior management team includes members of the senior management team of Griffin Capital, which is the sponsor of certain non-traded Real Estate Investment Trusts (“Griffin REITs”), such members provide management services to both us and the Griffin REITs. In the event that GBA undertakes to provide investment advisory services to other clients in the future, it will strive to allocate investment opportunities in a fair and equitable manner consistent with our investment objective and strategies so that we will not be disadvantaged in relation to any other client of our investment adviser or its senior management team. In addition, as noted above, GBA’s senior management team consists of substantially the same management team that operates Griffin Capital. See also “Portfolio Management — Key Personnel of the Sub-Adviser” and “Certain Relationships and Related Party Transactions — Allocation of Benefit Street’s Time.”

Quantitative and Qualitative Disclosures about Market Risk

We will be subject to financial market risks, including changes in interest rates. In addition, in the future we may seek to borrow funds in order to make additional investments. Our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we would be subject to risks relating to changes in market interest rates. In periods of rising interest rates when we have debt outstanding, our cost of funds would increase, which could reduce our net investment income, especially to the extent we hold fixed rate investments. We expect that our long-term investments will be financed primarily with equity and long-term debt. If deemed prudent, we may use interest rate risk management techniques in an effort to minimize our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Adverse developments resulting from changes in interest rates or hedging transactions could have a materially adverse effect on our business, financial condition and results of operations.

A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments, especially to the extent that we hold variable rate investments, and to declines in the value of any fixed rate investments we hold. To the extent that a majority of our investments may be in variable rate investments, an increase in interest rates could make it easier for us to meet or exceed our incentive fee hurdle rate, as defined in our investment advisory agreement, and may result in a substantial increase in our net investment income, and also to the amount of incentive fees payable to GBA with respect to our increasing pre-incentive fee net investment income.

In addition, we may have risk regarding portfolio valuation. See “Determination of Net Asset Value.”

Staffing

We do not currently have any employees and we do not currently intend to hire any in the future. The compensation of our chief financial officer, Joseph E. Miller, and our chief compliance officer, Umar Ehtisham, will be paid by GBA. We will reimburse GBA for the compensation paid to our chief financial officer and his staff and our chief compliance officer and his staff. See “Administration Agreement,” “Management — Board of Directors and Executive Officers — Executive Officers Who are Not Directors” for a biography of Mr. Miller and Mr. Ehtisham.

Each of our executive officers described under “Management” is a principal or officer of GBA, which manages and oversees our investment operations. In the future, GBA may retain additional investment personnel based upon its needs. See “Investment Advisory Agreement.”

Facilities

Our administrative and principal executive offices are located at Griffin Capital Plaza, 1520 Grand Avenue, El Segundo, California 90245. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

Neither GBA nor Benefit Street nor we are currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, GBA or Benefit Street. From time to time, we and individuals employed by GBA and Benefit Street may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies.

INVESTMENT OBJECTIVE AND STRATEGY

We are a newly organized, externally managed, non-diversified closed-end management investment company that was incorporated under the general corporation laws of the State of Maryland on May 27, 2014. We intend to elect to be regulated as a BDC under the 1940 Act. As such, we will be required to comply with certain regulatory requirements. We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.

We are externally managed by GBA, an affiliate of Griffin Capital. GBA is a registered investment adviser under the Advisers Act. Our Adviser will oversee the management of our activities and will have responsibility for making investment decisions with respect to and providing day-to-day management and administration of our investment portfolio. We and the Adviser have engaged Benefit Street, which is a registered investment adviser under the Advisers Act and an affiliate of Providence, to act as our sub-adviser. Our Sub-Adviser will assist our Adviser with the management of our activities and operations. All of our investment decisions will be the sole responsibility of, and will be made at the sole discretion of, GBA, subject to ultimate oversight by our board of directors.

Our investment objective is to generate both current income and capital appreciation. We seek to achieve our investment objective, through our Adviser, by investing in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt), as well as equity and equity related securities issued by private U.S. companies primarily in the middle market or public U.S. companies with market equity capitalization of less than $250 million. We intend to generally focus our investment activities on companies that our Adviser believes have leading market positions, significant asset or franchise values, strong free cash flow, experienced senior management teams and high-quality sponsors (if the company is externally sponsored). As we work to build and grow our portfolio, we may also make investments in syndicated debt opportunities.

We intend to invest in private U.S. companies primarily in the middle market with EBITDA of approximately $5 million to $100 million. However, on occasion, we may invest in larger companies if an attractive opportunity presents itself, especially when there are dislocations in the capital markets, including the high yield and large syndicated loan markets. We expect that our investments will generally range between $5 million and $50 million, although the size of our investments may increase as our business grows. We will maintain a strong focus on credit quality, including a high level of investment discipline and selectivity. We believe that investing in the debt of private companies generally provides a more attractive relative value proposition than investing in broadly syndicated debt due to the conservative capital structures and superior default and loss characteristics typically associated with these companies. Because private companies have limited access to capital providers, debt investments in such companies typically carry above market interest rates and include better-than-market terms. As a result, we believe investments in private companies result in attractive risk-adjusted returns.

In connection with our debt investments, we may receive equity interests such as warrants or options as additional consideration. We may also purchase minority interests in the form of common or preferred equity in our target companies, typically in conjunction with one of our debt investments or through a co-investment with a financial sponsor. In addition, a portion of our portfolio may be comprised of corporate bonds and other debt securities. However, such investments are not expected to be significant.

In addition, we may from time to time invest up to 30% of our assets opportunistically in other types of investments, including the securities of larger public companies and foreign securities, which may be deemed “non-qualifying assets” for the purpose of complying with investment restrictions under the 1940 Act. See “Regulation — Qualifying Assets.”

We believe that the experience of our Adviser’s and Sub-Adviser’s investment professionals in working directly with borrowers to create customized financing solutions will help us deliver attractive yields to investors while eliminating intermediaries who extract fees for their services. We believe non-sponsored transactions provide better returns compared with deals originated through other intermediaries. While we expect that a significant number of our investments will be in private non-sponsored companies, we believe that a combination of sponsored and non-sponsored investments is important to participating in the most attractive opportunities across investment cycles, and to that end our nationwide origination efforts will target both private equity sponsors and referral sources of non-sponsored companies.

We will seek to invest in fundamentally sound private U.S. companies primarily in the middle market with management teams that maintain an alignment of interests in their business and are seeking capital to grow the company but do not have access to the broad capital markets, thus driving terms and conditions and positioning ourselves to benefit from the long-term growth of our investments. Our strategy includes leveraging the intensive and proactive sourcing of transactions by the Adviser and Sub-Adviser who target investments in non-sponsored companies. As a result, we primarily will work directly with private non-sponsored companies rather than rely on sponsors for our origination pipeline. Non-sponsored companies are either privately-held companies typically owned and controlled by entrepreneurs rather than private equity firms or those public companies with market capitalization less than $250 million. We believe that non-sponsored companies represent a large, attractive and less competitive investment opportunity for several reasons: (1) the number of non-sponsored companies far exceeds the number of sponsored companies; (2) many investors focus primarily on sponsored companies; and (3) non-sponsored companies have more limited access to capital than sponsored companies. We also believe that investments in non-sponsored companies will provide for the most attractive economics, alignment of interests with management and the greatest control for us as an investor.

We believe that a critical and differentiating factor of our investment strategy is our ability to conduct detailed operational and strategic due diligence from the point of view of an owner and operator in addition to strong fundamental and detailed credit analysis from the point of view of a financial investor or lender. We believe that this analytical approach, which couples a deep understanding of a company’s income and cash flow statements and the opportunities and risks associated with it, with a comprehensive balance sheet analysis, facilitates an investment discipline that is biased towards stronger and more stable companies. We believe the broad operating experience and skills of our Adviser’s and Sub-Adviser’s respective investment teams complement and enhance our credit-focused experience.

We will develop potential exit strategies upon origination of each transaction and will continually monitor potential exits throughout the life of the transaction. However, because these private debt transactions are structured to provide the lender with contractually determined, periodic payments of principal and interest, they are less likely to depend generally on the existence of robust merger and acquisitions or public equity markets to deliver returns. We believe, as a result, that we can achieve our target returns even if public markets remain challenging for a long period of time.

To enhance our opportunity for gain, we intend to employ leverage as market conditions permit and at the discretion of GBA, but in no event will leverage employed exceed 50% of the value of our assets as required by the 1940 Act. See “Risk Factors — Risks Related to Our Investments” for a discussion of the risks inherent in our target portfolio company investments.

We do not currently intend to list our securities on an exchange and do not expect a public market to develop for them in the foreseeable future. We believe that an unlisted structure is more appropriate for the long-term nature of the assets in which we invest. This structure allows us to operate with a long-term view similar to that of other types of private investment funds, instead of managing to quarterly market expectations like listed structures might. In addition, because our common stock will not be listed on a national securities exchange, we will be able to pursue our investment objective without subjecting our investors to the daily share price volatility associated with the public markets. To provide our stockholders with limited liquidity, we intend to conduct quarterly tender offers pursuant to our share repurchase program. In connection with that program, we intend, but are not required, to conduct quarterly repurchase offers beginning with the first calendar quarter following the one-year anniversary of the date that we meet our minimum offering requirement. This will be the method of liquidity that we offer prior to a liquidity event. See “Share Repurchase Program.” Therefore, stockholders may not be able to sell their common stock promptly or at a desired price.

Although we do not currently intend to list our common stock on an exchange and do not expect a public market to develop for them in the foreseeable future, we intend to complete a liquidity event within five years following the completion of our offering stage. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public equity offering in any continuous two-year period. See “Liquidity Strategy” for a discussion of what constitutes a liquidity event. However, there can be no assurance that we will be able to complete a liquidity event.

As a BDC, we will be subject to certain regulatory restrictions in negotiating certain investments with certain entities under the 1940 Act, such as GBA, Benefit Street and their respective affiliates. Together with these affiliates, we have applied for exemptive relief from the SEC to permit greater flexibility to negotiate the terms of co-investments. We believe that co-investment by us and other funds managed by Benefit Street or its affiliates may afford us additional investment opportunities and an ability to achieve greater diversification. The exemptive relief that we have requested would permit us to co-invest with funds managed by Benefit Street or its affiliates in the same portfolio companies under circumstances in which such investments would otherwise be prohibited by the 1940 Act, subject to the conditions of the order. We expect that such exemptive relief, if granted, would require, among other things, that our independent directors review and approve each initial co-investment. There can be no assurance such exemptive relief will be granted.

Capital Contribution by GBA and Benefit Street

On July 25, 2014 and July 28, 2014, pursuant to a private placement, each of GBA and Benefit Street, respectively, contributed an aggregate of $100,000 to purchase 11,111 shares of our common stock at $9.00 per share, which represents the initial public offering price of $10.00 per share net of selling commissions and dealer manager fees. Neither GBA nor Benefit Street will tender these shares for repurchase as long as it remains the investment adviser or investment sub-adviser, respectively. There is no current intention for either GBA or Benefit Street to discontinue in their respective roles.

About GBA

GBA, our investment adviser, is a Delaware limited liability company formed in May 2014. GBA is registered with the SEC as an investment adviser under the Advisers Act. Our Adviser has no operating history. Kevin A. Shields, David Rupert, Joseph Miller, Randy Anderson and Howard S. Hirsch will form the senior management team of GBA. Our Adviser is currently owned by Griffin Capital, and Mr. Anderson owns a 5% interest in our Adviser.

GBA’s senior management team has experience in private lending, private equity and real estate investing, and has developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, while focusing on risk management. The team also has knowledge of the managerial, operational and regulatory requirements of publicly registered alternative asset entities, such as REITs, and Mr. Anderson was a funding partner of Franklin Square Capital Partners, the firm that pioneered the non-traded BDC. See “About Griffin Capital” below for a summary of the professional experience of GBA’s senior management. GBA was staffed with five professionals as of December 31, 2014 and may retain additional investment personnel as our activities expand. See “Investment Objectives and Strategy — About GBA.” We believe that the active and ongoing participation by Griffin Capital and its affiliates in the credit markets, and the depth of experience and disciplined investment approach of GBA’s management team, will allow GBA to successfully execute our investment strategy. See “Management” for biographical information regarding GBA’s senior management team.

All investment decisions require the unanimous approval of the Investment Committee, which is currently comprised of Messrs. Shields, Rupert, Miller and Anderson. Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and, beginning with the second anniversary of the effective date of the investment advisory agreement, will annually review the compensation we pay to GBA and the compensation GBA pays to Benefit Street to determine that the provisions of the investment advisory and the investment sub-advisory agreement, respectively, are carried out. See “Investment Advisory Agreement” for more information, including information regarding the termination provisions of the investment advisory agreement.

As of December 31, 2014, GBA had 5 employees, all of which were shared with Griffin Capital.

About Griffin Capital

Griffin Capital is a privately-held, Los Angeles headquartered investment and management company with a 20-year track record sponsoring real estate investment vehicles and managing institutional capital. Led by senior executives, each with more than two decades of real estate experience who have collectively closed transactions representing over $20 billion in value, Griffin Capital and its affiliates have acquired or constructed over 33 million square feet of space since 1995, and through the end of 2014, managed, sponsored and/or co-sponsored an institutional-quality portfolio of approximately 29 million square feet located in 33 states and 1.0 million square feet located in the United Kingdom, representing approximately $6.7 billion in asset value, as of January 1, 2015 (inclusive of Griffin-American Healthcare REIT II, Inc., which, along with an interest in the American Healthcare Investors, LLC operating platform, was sold in December 2014 to NorthStar Realty Finance Corp.). In addition to serving as our sponsor, Griffin Capital currently serves as sponsor for GCEAR and GCEAR II and as a co-sponsor for GAHR III, each of which are publicly-registered, non-traded real estate investment trusts. Griffin is also the sponsor of GIREX, a publicly-registered interval fund (NASDAQ: GIREX). Griffin Capital also previously served as a co-sponsor for GAHR II.

Of the completed programs that have been sponsored or co-sponsored by Griffin Capital, GAHR II disclosed in its prospectus its targeted time frame for completion of a liquidity event, which was five years after the completion of GAHR II’s offering stage. GAHR II completed its offering stage in October 2013, and effectuated a liquidity event in December 2014. GCEAR disclosed in its prospectus its targeted time frame for completion of a liquidity event, which was five to eight years after completion of GCEAR’s follow-on offering. GCEAR’s follow-on offering was terminated in May 2014, and, as of the date of this prospectus, GCEAR has not effectuated a liquidity event.

As of December 31, 2014, Griffin Capital had approximately 65 employees, Griffin Capital Securities, Inc. had approximately 50 employees, and Griffin Capital Asset Management Holdings, LLC had no employees.

Pursuant to an administration agreement, our Administrator, an affiliate of Griffin Capital, will furnish us with office facilities and equipment, and clerical, bookkeeping and record keeping services. Our Administrator will also oversee our financial records and prepare our reports to stockholders and reports filed with the SEC. In addition, our Administrator will perform the calculation and publication of our net asset value, and oversee the preparation and filing of our tax returns, the payment of our expenses and the performance oversight of various third party service providers. Our Administrator has contracted with an independent third party to provide certain of our accounting and administrative services.

About Benefit Street

Benefit Street, our Sub-Adviser and an affiliate of Providence, is a Delaware limited liability company established in 2011 and registered as an investment adviser under the Advisers Act. Benefit Street’s predecessor was established in 2008.

Benefit Street and its affiliates manage assets across a broad range of credit strategies including middle market private debt, long-short liquid credit, long-only credit and commercial real estate debt. Benefit Street has a team of approximately 83 employees, including 44 investment professionals, which collectively provide a debt investment management capability by combining industry knowledge and relationships with credit markets expertise. Benefit Street has capabilities across the full credit spectrum — from subordinated and mezzanine to senior secured debt — and has experience investing through multiple business cycles.

Benefit Street’s Senior Managing Directors have all previously worked together at Deutsche Bank for over a decade and each have on average over 20 years of credit experience. They are supported by a team of investment professionals and staff as well as an institutional infrastructure.

Benefit Street’s credit capabilities and expertise are strengthened by Providence’s market insights and global reach, and Benefit Street shares with Providence a common culture of excellence and a commitment to rigorous diligence and execution.

About Providence

Providence was founded in 1989 as a leading sector-focused private equity firm with a global franchise specializing in the media, communications, education and information sectors. Providence has both an active private equity portfolio and an active debt portfolio. In early 2008, Providence expanded into credit and launched Benefit Street and its affiliates as the investment manager of all credit funds going forward. Today, Providence is a leading global alternative asset management firm(1) with over $40 billion in committed capital as of December 31, 2014.

Providence has maintained an active private equity portfolio over the course of its 25 year history. Since inception, Providence’s team has invested in more than 140 companies across eight funds. The credit platform has grown to approximately $9.3 billion in assets under management and unfunded commitments (including recallable amounts) with a dedicated staff of 83 employees, including 44 investment professionals, and now manages credit-focused strategies ranging from illiquid private debt to long-short liquid credit to levered loans. Providence’s team consists of approximately 315 employees, including 119 investment professionals located throughout seven offices worldwide in Providence, New York, Boston, London, Hong Kong, New Delhi and Beijing.

As of January 12, 2014, BSP Holdco, LLC had no employees.

Potential Market Opportunity

We believe that the prevailing investment environment presents a compelling case for investing in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt) of private U.S. companies primarily in the middle market. The following factors represent the key drivers of our focus on this attractive market segment:

•	Large and Growing Target Market. According to the National Center for the Middle Market, there were approximately 197,000 U.S. businesses with revenues between $10 million and $1 billion in 2013. Approximately 97.7%, or 192,500, of these companies were non-sponsored. We believe that these companies represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. These companies have generated a significant number of investment opportunities for investment funds managed or advised by Benefit Street and its affiliates, and we believe that this market segment will continue to produce significant investment opportunities for us.

We believe the global credit crisis has further increased the number of potential transactions available to us, as traditional sources of credit have diminished. We also believe reduced competition among lenders and increased deal flow should allow us to be very selective in our underwriting process. In addition, Benefit Street’s ability to work directly with borrowers to create customized financing solutions may enable us to enhance our returns, subject to the issuance of an exemptive order by the SEC permitting such activity.

(1)	Source: Towers Watson, Global Alternatives Survey 2014 (July 2014).

•	Reduced Availability of Financing for Private U.S. Companies. We believe the recent global financial crisis and its long-term aftereffects have sharply reduced the amount of debt capital available to private U.S. companies. Specifically, in recent years, we believe that many traditional providers of debt capital to this segment such as banks, finance companies, collateralized loan obligation funds (CLOs) and hedge funds have either significantly contracted or completely eliminated their debt origination activities, creating a major loss of financing options for these companies.

We believe that driving the diminished role of these traditional debt providers are a range of structural and secular (as opposed to cyclical) factors, implying that this “new normal” debt financing landscape for private U.S. companies will continue for years and perhaps decades to come. Foremost among these factors are the potential impact to banks from the ban on proprietary trading under the Dodd-Frank Act’s Volcker Rule, and increased costs imposed on certain lending activities under the risk capital provisions of Basel III. As a result of these regulatory developments, banks may be constrained from holding non-investment grade leveraged loans on their balance sheets, which, in turn, could diminish bank lending in the private segment given that many of these loans may be non-investment grade.

Compounding this external, regulatory-driven pressure is internal, strategic repositioning within banks and other traditional debt providers moving away from lending to this segment of companies, which we believe is caused in part by the mismatch between customized, often highly labor-intensive lending processes and the increasingly streamlined and formulaic operational business models guiding the lending activities of large, global banking institutions.

•	Specialized Lending Requirements. We believe that several factors render many U.S. financial institutions ill-suited to lend to private U.S. companies. For example, based on the experience of our investment team, lending to such companies (i) is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies, (ii) requires due diligence and underwriting practices consistent with the demands and economic limitations of this market segment and (iii) may also require more extensive ongoing monitoring by the lender. As a result, these companies historically have been served by a limited segment of the lending community. In this market, as we intend to position ourselves as providers of “strategic capital,” we aim to capture a significant premium to public markets. While many of our peers in this space focus on “sponsor-backed” companies, we intend to prioritize lending to non-sponsored and private companies.

•	Significant Refinancing Requirements. A significant amount of debt in private U.S. companies is expected to mature between 2014 and 2017,(1) but we believe companies will not have the ability to refinance at the same leverage levels they did previously due to a combination of regulatory and structural changes, that has led many banks to depart lending to these companies, resulting in what we expect to be a significant funding gap. We believe the loss of the lending capacity in these markets, combined with the need for borrowers to refinance existing indebtedness over the next several years will create significant lending opportunities for us.

•	Attractive Relative Value Proposition. We believe that directly originated loans often exhibit superior default and loss characteristics compared to broadly syndicated debt, which are often structured with higher levels of debt and a lower percentage of equity contributed. Based on our analysis of S&P Credit Pro data, it is our view, that over the past several years, loans made to private U.S. companies have experienced lower historical default rates and higher recovery rates than broadly syndicated debt. Moreover, after peaking in the first quarter of 2010, we believe that overall default rates on these loans have declined significantly over the past few years. We believe that these loans’ higher yield compared to broadly syndicated debt is largely driven by the reduced access to, and availability of, credit for U.S. borrowers in the private segment, thereby creating an attractive risk-return dynamic for lenders. As a result, we believe that the debt of such borrowers typically carries higher interest rates and offers more substantial up-front fees, thereby providing us with many investment opportunities.

(1)	Source: Deloitte, The Road Ahead: An Update on the Corporate Debt Maturity Wall.

•	Conservative Capital Structures and Increased Percentage of Equity Contributed. We believe that lenders generally are requiring borrowers to hold more equity as a percentage of their total capitalization and less senior and total leverage than was customary in the years leading up to the credit crisis, providing a greater amount of equity to protect lenders against future economic downturns. We believe that lower leverage levels in mergers and acquisitions executed for private companies suggest that these companies should have more cash flow available to them to service their debt.

Potential Competitive Strengths

We believe that we have the following potential competitive strengths over other lenders in this target segment:

•	Experienced Investment Team. Our Adviser and Sub-Adviser will be able to leverage the experience of their respective affiliates, including Benefit Street’s investment team, as a complement to the experience of their respective senior management teams. Our Adviser and Sub-Adviser have investing experience through multiple business and credit cycles, and have experience investing across the entire capital structure. Together, they provide us with access to a wide range of business, banking, legal and other contacts from which we may receive proprietary deal flow, as well as expertise relating to the structuring, origination, evaluation and monitoring of debt investments. We believe the expertise and the experience of the respective investment teams of our Adviser and Sub-Adviser provide us with a competitive advantage in sourcing, structuring and evaluating investment opportunities. This competitive advantage is furthered by the relationships with industry executives, senior advisors and strategic partners maintained by the Sub-Adviser and the Adviser and their respective affiliates.

•	Focus on Direct Origination. We expect that a significant number of our investments will be in non-sponsored transactions directly to companies that we believe are underserved by the traditional banking system, although we also may source transactions via the private equity sponsor channel. Benefit Street employs investment professionals focused on the direct origination of debt products. We intend to originate debt investments by leveraging our Adviser’s and Sub-Adviser’s nationwide network of relationships. Specifically, our Adviser, with the assistance of our Sub-Adviser, intends to source investment opportunities through a combination of: (i) direct origination efforts of Benefit Street’s investment team as a result of its contacts with middle market companies, including corporate relationships and experienced senior management teams; (ii) access to networks of relationships, including senior managers from current and former Providence portfolio companies, which focus on the media, communications, education and information sectors; (iii) long-standing relationships with Wall Street professionals, industry executives and strategic partners; and (iv) relationships with sponsors and other industry contacts. Our Adviser, with the assistance of our Sub-Adviser, also intends to partner, from time to time, with venture capital firms and source investments from a variety of regional and local intermediaries, including regional investment banking firms, business brokers, accountants and lawyers, rather than solely from large commercial or investment banks.

We believe that the experience of our Adviser’s and Sub-Adviser’s respective investment teams in working directly with borrowers to create customized financing solutions will help us deliver attractive yields to investors while eliminating intermediaries who extract fees for their services. We believe non-sponsored transactions typically provide better returns compared with deals originated through other intermediaries.

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Leading U.S. Platform Provides Access to Proprietary Relationship-Based Deal Flow. Our Adviser and Sub-Adviser have nationwide networks of relationships, including senior managers from current and former Providence private equity portfolio companies, which focus on the media, communications, education and information sectors. In addition, our Adviser and Sub-Adviser will benefit from their respective affiliates’ relationships with lenders, accounting firms, financial and legal advisors, and restructuring professionals. Providence’s investment professionals, senior advisors and operating partners generate proprietary deal flow, often uncovering or developing attractive investment opportunities before these deals come to the attention of intermediaries or other investors. In addition, members of the Benefit Street team have networks and personal relationships with senior leveraged finance professionals at many of the major commercial and investment banks as well as contacts at a variety of regional and local intermediaries, including regional investment banking firms, business brokers, accountants and lawyers. Providence and Benefit Street are commonly sought out as strategic partners as their capital investments are often highly tailored and structured to meet the needs of management.

•	Access to Providence’s Resources. Our Adviser and Sub-Adviser will have the opportunity to draw upon the resources of Providence, an affiliate of Benefit Street. Providence has a 25-year history of investing in the media, communications, education and information sectors across multiple business cycles. Providence’s team consists of approximately 315 employees, including 119 investment professionals located throughout seven offices worldwide in Providence, New York, Boston, London, Hong Kong, New Delhi and Beijing. In addition, Benefit Street’s investment team, which consists of 83 employees, including 44 investment professionals who manage a debt portfolio with approximately $9.3 billion in assets under management and unfunded commitments (including recallable amounts) across various credit strategies and funds, expects to benefit from access to Providence’s resources, which include a network of portfolio company contacts, senior advisors, researchers, and timely market intelligence.

•	Investment, Underwriting and Monitoring Process. Our Adviser’s investment team has an investment process for reviewing lending opportunities, structuring transactions and monitoring investments, which seeks to minimize credit losses through effective underwriting, comprehensive due diligence, and the careful structuring of covenant packages. Historically, Benefit Street’s investment team has employed a highly selective approach to investing. Our Adviser’s investment team will typically use the same credit criteria, which includes:

•	Focus on companies with leading market positions, significant asset or franchise values, strong cash flow, experienced senior management teams, and high-quality sponsors (if the company is externally sponsored);

•	Engage in extensive financial accounting and legal due diligence; and

•	Select companies with conservative capital structures.

Following each investment, our Adviser will implement a regimented credit monitoring system. We believe this careful approach, which involves (i) ongoing sector review and analysis by our Adviser’s and Sub-Adviser’s respective investment teams, (ii) contact with portfolio companies, (iii) monitoring price movements of comparative industry sets, and (iv) maintenance of proper risk weighting, should enable us to identify problems early and to assist borrowers and work with other lenders before they face difficult liquidity constraints. Please see “Investment Objective and Strategy — Investment Process Overview” for additional information.

•	Asset Management Process. We intend to continue the successful asset management process employed by our Adviser. In particular, we expect that our investments will be diversified by company type, asset type, transaction size and industry. We will utilize a systematic underwriting process involving rigorous due diligence, third-party reports and Investment Committee approval. Following the closing of each transaction, our Adviser, with the assistance of our Sub-Adviser, will implement a proprietary, dynamic monitoring system for regularly updating issuer financial, legal, industry and exit analysis, along with other relevant information. At the same time, additional input to the asset management process will be provided by third parties, including, as applicable, the following: forensic accountants, valuation specialists, legal counsel, fund administrators and loan servicers.

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Established Infrastructure. We believe the breadth and depth of our investment team’s experience, together with Benefit Street’s established infrastructure to source, structure, execute and monitor portfolio company investments, provides us with a significant competitive advantage in managing and growing the Company. We expect to benefit from the management experience of our investment team who collectively been involved in hundreds of credit transactions over the course of their careers as senior bankers at preeminent institutions at the center of the global credit markets.

Characteristics of and Risks Related to Investments in Private Companies

We intend to invest primarily in the debt of privately-held middle-market companies within the U.S. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. As a result, these companies, which may present greater credit risk than public companies, may be unable to meet their obligations under their debt securities that we hold. Second, the investments themselves may often be illiquid. The securities of many of the companies in which we invest are not publicly-traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. In addition, such securities may be subject to legal and other restrictions on resale. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. These investments also may be difficult to value because little public information generally exists about private companies, requiring an experienced due diligence team to analyze and value the potential portfolio company. Finally, these companies often may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of GBA and/or Benefit Street to obtain adequate information through their due diligence efforts to evaluate the creditworthiness of, and risks involved in, investing in these companies, and to determine the optimal time to exit an investment. These companies and their financial information will also generally not be subject to the Sarbanes-Oxley Act, and other rules and regulations that govern public companies that are designed to protect investors.

Investment Strategy

Our investment objective is to generate both current income and capital appreciation. We seek to achieve our investment objective, through our Adviser, by investing in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt), as well as equity and equity related securities issued by private U.S. companies primarily in the middle market or public U.S. companies with market equity capitalization of less than $250 million.

We expect that our investments will generally range between $5 million and $50 million, although we expect that the size of our investments may increase as our business grows. We expect to maintain a strong focus on credit quality, including a high level of investment discipline and selectivity. In addition, we may from time to time invest up to 30% of our assets opportunistically in other types of investments, including the securities of larger public companies and foreign securities.

We believe that the experience of our Adviser’s and Sub-Adviser’s investment professionals in working directly with borrowers to create customized financing solutions will help us deliver attractive yields to investors while eliminating intermediaries who extract fees for their services. We believe non-sponsored transactions provide better returns compared with deals originated through other intermediaries. Generally, in non-sponsored transactions we will source, negotiate and underwrite loans directly and in the absence of an intermediary, such as a private equity firm sponsor. We will perform the due diligence, structuring and monitoring activities necessary to execute these transactions. While we expect that a significant number of our investments will be in private non-sponsored companies, we believe that a combination of sponsored and non-sponsored investments is important to participating in the most attractive opportunities across investment cycles, and to that end our nationwide origination efforts will target both private equity sponsors and referral sources of non-sponsored companies.

We will seek to invest in fundamentally sound private U.S. companies in the middle market with management teams that maintain an alignment of interests in their business and are seeking capital to grow the company but do not have access to the broad capital markets, thus driving terms and conditions and positioning ourselves to benefit from the long-term growth of our investments. Our strategy includes leveraging the intensive and proactive sourcing of transactions by the Adviser and Sub-Adviser who target investments in non-sponsored companies. As a result, we primarily will work directly with private non-sponsored companies rather than rely on sponsors for our origination pipeline. Non-sponsored companies are either privately-held companies typically owned and controlled by entrepreneurs rather than private equity firms or those public companies with market capitalization less than $250 million. We believe that non-sponsored companies represent a large, attractive and less competitive investment opportunity for several reasons: (1) the number of non-sponsored companies far exceeds the number of sponsored companies; (2) many investors focus primarily on sponsored companies; and (3) non-sponsored companies have more limited access to capital than sponsored companies. We also believe that investments in non-sponsored companies will provide for the most attractive economics, alignment of interests with management and the greatest control for us as an investor.

We believe that a critical and differentiating factor of our investment strategy is our ability to conduct detailed operational and strategic due diligence from the point of view of an owner and operator in addition to strong fundamental and detailed credit analysis from the point of view of a financial investor or lender. We believe that this analytical approach, which couples a deep understanding of a company’s income and cash flow statements and the opportunities and risks associated with it, with a comprehensive balance sheet analysis, facilitates an investment discipline that is biased towards stronger and more stable companies. We believe the broad operating experience and skills of our Adviser’s and Sub-Adviser’s respective investment teams complement and enhance our credit-focused experience.

We will develop potential exit strategies upon origination of each transaction and will continually monitor potential exits throughout the life of the transaction. However, because these private debt transactions are structured to provide the lender with contractually determined, periodic payments of principal and interest, they are less likely to depend generally on the existence of robust merger and acquisitions or public equity markets to deliver returns. We believe, as a result, that we can achieve our target returns even if public markets remain challenging for a long period of time.

Investment Structure

We expect to invest in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt), as well as equity and equity related securities issued by private U.S. companies primarily in the middle market. We believe that investing in the debt of these companies generally provides a more attractive relative value proposition than investing in broadly syndicated debt due to the conservative capital structures and superior default and loss characteristics typically associated with private companies. Because these companies have limited access to capital providers, debt investments in private companies typically carry above market interest rates and include better-than-market terms. As a result, we believe investments in this segment of companies result in attractive risk-adjusted returns.

Once the Adviser has determined that a prospective portfolio company is suitable for investment, it will work with the management of that company and its other capital providers to structure an investment. In the case where we are acting as the lead agent, our Adviser will negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure. In the case where we are not acting as the lead agent, our Adviser will work with the lead agent to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure.

Secured Debt

Secured debt, including senior secured debt, unitranche debt and second lien debt, will have liens on the assets of the borrower that will serve as collateral in support of the repayment of such debt and will typically have maturities of three to ten years.

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Senior Secured Debt. Senior secured debt will be structured with first-priority liens on the assets of the borrower. Senior secured debt will have liens on the assets of the borrower that will serve as collateral in support of the repayment of such debt. This collateral will take the form of first-priority liens on the assets of the borrower. Senior secured debt may provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity.

•	Unitranche Debt. Unitranche debt will be structured as senior secured debt, including first priority liens on an issuer’s assets as discussed above. Unitranche debt typically provides for moderate loan amortization in the initial years of the facility, with the majority of the principal payment deferred until loan maturity. Since unitranche debt generally allows the borrower to make a large lump sum payment of principal at the end of the loan term, there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In some cases, we will be the sole lender, or we together with our affiliates will be the sole lender, of unitranche debt, which can provide us with more influence interacting with a borrower in terms of monitoring and, if necessary, remediation in the event of underperformance.

•	Second Lien Debt. Second lien debt will be structured as junior, secured debt, including second priority liens on an issuer’s assets. This debt typically provides for moderate loan amortization in the initial years, with the majority of the amortization deferred until maturity.

Unsecured Debt

Unsecured debt, including senior unsecured and subordinated debt, will not be secured by any collateral and will be effectively subordinated to the borrower’s secured indebtedness (to the extent of the collateral securing such indebtedness) and will typically have maturities of three to ten years.

•	Senior Unsecured Debt. Senior unsecured debt will be structured as debt that ranks senior in right of payment to any of the borrower’s unsecured indebtedness that is contractually subordinated to such debt. This debt generally provides for fixed interest rates and amortizes evenly over the term of the loan. Senior unsecured debt is generally less volatile than subordinated debt due to its priority to creditors over subordinated debt.

•	Subordinated Debt. Subordinated debt will be structured as unsecured, subordinated debt that provides for relatively high, fixed interest rates that provides us with significant current interest income. This debt typically will have interest-only payments (often representing a combination of cash pay and PIK interest) in the early years, with amortization of principal deferred to maturity. Subordinated debt generally allows the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. Subordinated debt is generally more volatile than secured debt and may involve a greater risk of loss of principal. Subordinated debt often includes a PIK feature, which effectively operates as negative amortization of loan principal, thereby increasing credit risk exposure over the life of the debt.

Equity Securities

In connection with some of our debt investments, we will also invest in preferred or common stock or receive nominally priced warrants or options to buy an equity interest in the portfolio company. As a result, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure such equity investments and warrants to include provisions protecting our rights as a minority-interest holder, as well as a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

We tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. We seek to limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

•	negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or rights to a seat on the board under some circumstances or participation rights;

•	selecting investments that we believe have a very low probability of loss; and

•	structuring instruments with call protection when possible, in turn providing a certainty of income.

Our investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Any warrants we receive with our debt securities generally require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we also obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

We expect to hold most of our investments to maturity or repayment, but we may sell some of our investments earlier if an event occurs that impacts our long term view of the investment, such as an acquisition, recapitalization or a decline in operating performance that degrades the credit profile of the portfolio company.

In addition, we may invest up to 30% of our portfolio in opportunistic investments which will be intended to diversify or complement the remainder of our portfolio and to enhance our returns to stockholders. These investments may include high-yield bonds, private equity investments, securities of public companies that are broadly traded and securities of non-U.S. companies. We expect that these public companies generally will have debt securities that are non-investment grade.

Investment Criteria/Guidelines

Our investment objective is to generate both current income and capital appreciation. We seek to achieve our investment objective, through our Adviser, by investing in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt), as well as equity and equity related securities issued by private U.S. companies primarily in the middle market. We intend to generally focus our investment activities on companies with leading market positions, significant asset or franchise values, strong free cash flow, experienced senior management teams and high-quality sponsors (if the company is externally sponsored). We intend to build a diversified portfolio of investments.

We expect to invest in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt) as well as equity and equity related securities made to private U.S. companies primarily in the middle market. Our business model is focused primarily on originating debt investments through our Adviser’s and Sub-Adviser’s investment teams’ nationwide network of relationships with private equity investment firms, other lenders, financial advisors and experienced senior management teams. We expect that our investments will generally range between $5 million and $50 million, although we expect that the size of our investments may increase as our business grows. We will maintain a strong focus on credit quality, including a high level of investment discipline and selectivity.

We plan to target private U.S. companies primarily in the middle market within a wide range of industries that have limited access to the broad capital markets and are in need of capital to grow their businesses. We will seek to partner with management teams executing long-term growth strategies. Target businesses will typically exhibit some or all of the following characteristics:

•	A substantial equity cushion in the form of capital ranking junior to our investment;

•	Sustainable leading positions in their respective markets;

•	Scalable revenues and operating cash flow;

•	Experienced management teams with successful track records;

•	Stable, predictable cash flows with low technology and market risks;

•	Diversified product offering and customer base;

•	A North American base of operations;

•	Strong customer relationships;

•	Products, services or distribution channels having distinctive competitive advantages; and

•	Defensible niche strategy or other barriers to entry.

While we believe that the criteria listed above are important in identifying and investing in prospective portfolio companies, not all of these criteria will be necessarily met by each prospective portfolio company.

Operating and Regulatory Structure

Our investment activities are managed by GBA and supervised by our board of directors, a majority of whom are independent. Pursuant to our investment advisory agreement, we pay GBA an annual base management fee based on our gross assets as well as incentive fees based on our performance. See “Investment Advisory Agreement” for a description of the fees we pay to GBA.

Pursuant to an administration agreement, our Administrator will provide us with general ledger accounting, fund accounting, and investor relations and other administrative services. Our Administrator has contracted with U.S. Bancorp Fund Services, LLC, an independent third party to provide certain of our accounting and administrative services. The cost of the third party service provider will be an obligation of our Administrator. The Company will not incur the costs from both our Administrator and the third party provider for similar services.

As a BDC, we will be required to comply with certain regulatory requirements. Also, while we will be permitted to finance investments using debt, our ability to use debt is limited in certain significant respects pursuant to the 1940 Act. Within the limits of existing regulation, we will adjust our use of debt, according to market conditions, to the level we believe will allow us to generate maximum risk-adjusted returns. See “Regulation.” We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code.

Sources of Income

The primary means through which our stockholders will receive a return of value is through interest income, dividends and capital gains generated by our investments. In addition to these sources of income, we may receive fees paid by our portfolio companies, including one-time closing fees paid at the time an investment is made and/or monitoring fees paid throughout the term of our investments. Closing fees typically range from 1% to 3% of the purchase price of an investment In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance and possibly consulting fees and performance-based fees.

Risk Management

We seek to limit the downside potential of our investment portfolio by:

•	applying our investment strategy guidelines for portfolio investments;

•	requiring a total return on investments (including both interest and potential appreciation) that adequately compensates us for credit risk;

•	creating and maintaining a broad portfolio of investments, size permitting, with an adequate number of companies, across different industries, with different types of collateral; and

•	negotiating or seeking debt investments with covenants or features that protect us while affording portfolio companies flexibility in managing their businesses consistent with preservation of capital.

Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights. We may also enter into interest rate hedging transactions at the sole discretion of GBA. Such transactions should enable us to selectively modify interest rate exposure as market conditions dictate. Furthermore, our ability to engage in hedging transactions may be adversely affected by recent rules adopted by the CFTC.

Affirmative Covenants

Affirmative covenants require borrowers to take actions that are meant to ensure the solvency of the company, facilitate the lender’s monitoring of the borrower, and ensure payment of interest and loan principal due to lenders. Examples of affirmative covenants include covenants requiring the borrower to maintain adequate insurance, accounting and tax records, and to produce frequent financial reports for the benefit of the lender.

Negative Covenants

Negative covenants impose restrictions on the borrower and are meant to protect lenders from actions that the borrower may take that could harm the credit quality of the lender’s investment. Examples of negative covenants include restrictions on the payment of distributions and restrictions on the issuance of additional debt without the lender’s approval. In addition, certain covenants restrict a borrower’s activities by requiring it to meet certain earnings interest coverage ratio and leverage ratio requirements. These covenants are also referred to as financial or maintenance covenants.

Investment Process Overview

Our expected investment process consists of several distinct phases as summarized in the following exhibit.

Expected Investment Process

Note: The expected number of transactions are based on the estimates of our Adviser, Sub-Adviser and their respective affiliates, and the actual number of transactions may differ based on actual market or economic factors, the ability to source suitable investments or because the views of our Adviser, Sub-Adviser and their respective affiliates may change.

Sourcing. Our Adviser and Sub-Adviser employ investment professionals focused on the direct origination of debt products. We intend to originate debt investments through a nationwide network of relationships. Specifically, our Adviser, with the assistance of our Sub-Adviser, intends to source its investment opportunities through a combination of: (i) direct origination efforts of Benefit Street’s investment team as a result of its contacts with middle market companies, including corporate relationships, and experienced senior management teams; (ii) relationships with middle market sponsors and industry contacts; and (iii) long-standing relationships with Wall Street professionals, industry executives and strategic partners. Our Adviser, with the assistance of our Sub-Adviser, also intends to partner, from time to time, with venture capital firms and source investments from a variety of regional and local intermediaries, including regional investment banking firms, business brokers, accountants and lawyers, rather than solely from large commercial or investment banks. The Adviser and Sub-Adviser will employ a rigorous investment process that involves several steps and a thorough analysis of the target portfolio company. Comprehensive joint industry and sector reviews, primarily focusing on debt opportunities in middle market companies will be completed on an ongoing basis in order to identify potential candidates. We believe our Adviser’s and Sub-Adviser’s respective investment team’s strength and breadth of relationships across a wide range of markets will generate numerous financing opportunities, which should enable our Adviser to be highly selective in recommending investments.

Structuring. Investment ideas that receive favorable feedback result in a preliminary discussion with the proposed issuer under a non-disclosure agreement to confirm the issuer’s interest in the contemplated transaction prior to expending resources for due diligence. During this phase, our Adviser, with the assistance of our Sub-Adviser, focuses on creating a tailored financing solution for the company. Once created, the proposed solution is presented to the company so the company can consider whether the proposed structure makes sense. If both sides agree that the proposed financing solution is appropriate, a term sheet is generated, circulated and executed.

Investment Committee Preview. Upon execution of a term sheet, the deal team presents the terms and structure of the proposed investment to at least one member of the Investment Committee for review. The Investment Committee members will then either decline the opportunity or approve that the proposed investment proceed to full due diligence.

Full Due Diligence. Following the Investment Committee preview and approval, the deal team proceeds to full due diligence of the prospective investment and issuer. This phase of the investment process comprises all aspects of credit-oriented due diligence including fundamental analysis, legal analysis and valuation. Our Adviser’s and Sub-Adviser’s fundamental analysis involves close scrutiny of financial statements to reveal key drivers of revenues and expenses. Our Adviser and Sub-Adviser also typically conduct extensive management team and competitor interviews to uncover incremental insights into these drivers as well as other potential issues that could affect the company’s performance and its ability to service its debt obligations. During this phase of the investment process, the deal team engages in a multi-dimensional valuation exercise comprising a range of valuation methodologies which may include discounted cash flows, industry comparables, asset/collateral valuation and sum-of-the-parts analysis. To ensure completeness of its due diligence process, our Adviser, with the assistance of our Sub-Adviser, supplements in-house resources as necessary with leading third-party specialists including accountants, appraisers, examiners, consultants and attorneys.

Final Investment Committee. Upon completion of full due diligence, the deal team formally presents the investment opportunity to the Investment Committee for approval. In addition to considering the proposed investment on its standalone merits, the Investment Committee considers the overall fit of the proposed investment within the portfolio.

Investment and Monitoring. Completed investments are monitored on an ongoing basis and, more formally, at regular portfolio review meetings. After an investment is made, our Adviser, with the assistance of our Sub-Adviser, will assign a senior analyst and a junior analyst to monitor each position on a continuing basis. We view active portfolio monitoring as a vital part of our investment process. We consider regular dialogue with company management and sponsors as well as detailed, internally generated monitoring reports to be critical to our performance. Ongoing, collaborative industry and sector reviews are conducted by our Adviser’s and Sub-Adviser’s investment teams and an active, up-to-date model is maintained. As part of the monitoring process, our Adviser and Sub-Adviser have developed risk policies pursuant to which they will regularly assess the risk profile of each of our investments and will rate each of them based on the following categories, which we refer to as “Internal Risk Ratings:”

Investment Rating Summary Description

1	Performing at or above plan.

2	Watch/minor risk. Portfolio company operating below plan but in compliance with financial covenants and performance expected to improve.

3	Significant risk. Portfolio company performing materially below plan and may be in default of financial covenants. Loss of principal not expected but returns likely impaired.

4	Potential impairment. Focus is on preservation of capital.

Our Adviser, with the assistance of our Sub-Adviser, will monitor and, when appropriate, change the investment ratings assigned to each investment in our portfolio. For any investment rated 2, 3 or 4, our Adviser, with the assistance of our Sub-Adviser, will increase its level of focus and prepare regular updates for the Investment Committee summarizing current operating results, material impending events and recommended actions.

In connection with our quarterly valuation process, our investment adviser will review these investment ratings on a regular basis.

Realization. Finally, our Adviser’s and Sub-Adviser’s investment processes consist of a comprehensive assessment of transaction exits under multiple scenarios and timelines. As various scenarios unfold, the investment team monitors the relationship between executable exit value (where one exists) and a proprietary assessment of intrinsic value, derived as part of our Adviser’s investment process. In many cases, investments are made with an expectation of an exit through a refinancing or maturity of the asset owned. Where applicable, our Adviser would consider exiting a position if it believed that the exit value exceeded its assessment of intrinsic value.

Managerial Assistance

As a BDC, we must offer, and provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Depending on the nature of the assistance required, GBA or our Administrator will provide such managerial assistance on our behalf to portfolio companies that request such assistance. To the extent fees are paid for these services, we, rather than GBA or our Administrator, will retain any fees paid for such assistance.

DETERMINATION OF NET ASSET VALUE

We intend to determine the net asset value of our investment portfolio each quarter. Securities that are publicly-traded will be valued at the reported closing price on the valuation date. Securities that are not publicly-traded will be valued at fair value as determined in good faith by our board of directors. In connection with that determination, we expect that the Adviser will provide our board of directors with portfolio company valuations which will be based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services.

ASC Topic 820, Fair Value Measurements and Disclosure, issued by the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each asset while employing a valuation process that is consistently followed. Determinations of fair value involve subjective judgments and estimates. Accordingly, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations in our financial statements.

In making fair value determinations, the following guidelines will generally be used.

Valuation Methods

Investments where a market price is readily available:

Generally, the value of our equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price. If no sales of such interests occurred on the determination date, such interests shall be valued at the midpoint of the “bid” and the “asked” price at the close of business on such day. Portfolio securities that carry certain restrictions on sale will typically be consistently valued at a discount from the public market value of the security. Loans or investments traded over the counter and not listed on an exchange are valued at a price obtained from third-party pricing services, including, where appropriate, multiple broker dealers, as determined by the Adviser.

Notwithstanding the foregoing, if in the reasonable judgment of the Adviser, the price for any securities held by us and determined in the manner described above does not accurately reflect the fair value of such security, the Adviser will value such security at a price that reflects such security’s fair value and report such change in the valuation to the board of directors or its designee as soon as practicable.

Investments where a market price is not readily available:

Any securities or other assets that are not publicly traded or for which a market price is not otherwise readily available will be valued at a price that reflects such security’s fair value. With respect to such investments, the investments will be reviewed and valued using one or more of the following types of analyses:

(i)	Market comparable statistics and public trading multiples discounted for illiquidity, minority ownership and other factors for companies with similar characteristics.

(ii)	Valuations implied by third-party investments in the applicable portfolio companies.

(iii)	Discounted cash flow analysis, including a terminal value or exit multiple.

Below is a description of factors that the our board of directors may consider when valuing our equity and debt investments where a market price is not readily available:

•	the size and scope of a portfolio company and its specific strengths and weaknesses;

•	prevailing interest rates for like securities;

•	expected volatility in future interest rates;

•	leverage;

•	call features, put features and other relevant terms of the debt;

•	the borrower’s ability to adequately service its debt;

•	the fair market value of the portfolio company in relation to the face amount of its outstanding debt;

•	the quality of collateral securing our debt investments;

•	multiples of EBITDA, cash flows, net income, revenues or, in some cases, book value or liquidation value; and

•	other factors deemed applicable.

All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners, or acquisition, recapitalization, and restructuring expenses or other related or non-recurring items. The choice of analyses and the weight assigned to such factors may vary across investments and may change within an investment if events occur that warrant such a change.

Credit default swaps and interest rate swaps will be valued at estimated fair value based on a pricing model that utilizes quoted inputs, including among other things, yield curves.

Unrealized appreciation and depreciation on total return swaps represents the change in fair value plus net accrued interest of the underlying reference assets.

Valuation Process

With respect to investments for which market quotations are not readily available, we will undertake a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process will begin with each portfolio company or investment being initially valued by certain of the Adviser’s investment professionals and certain members of its management team, with such valuation taking into account information received from various sources, including an independent valuation firm, if applicable;

•	preliminary valuation conclusions will then be documented and discussed with the Company’s senior management and the valuation committee;

•	the valuation committee will review the preliminary valuation, and, if applicable, instruct that such preliminary valuation be delivered to an independent valuation firm for its review;

•	the valuation committee and, if appropriate, the relevant investment professionals of the Adviser and the Company’s senior management meet with the independent valuation firm to discuss the preliminary valuation;

•	designated members of the Adviser’s management team will respond and supplement the preliminary valuation to reflect any comments provided by the independent valuation firm and/or the valuation committee;

•	our valuation committee will meet with members of the Adviser’s management team and the independent valuation firm to discuss the assistance provided and the results of the independent valuation firm’s review; and

•	our board of directors will discuss the valuation and will determine the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of the Adviser, the valuation committee and any third-party valuation firm, if applicable.

Our board of directors will be responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our consistently applied valuation procedures and valuation process. We intend to value all of our Level 2 assets by using inputs from an independent third-party pricing service that will provide prevailing bid and ask prices that are screened for validity by the service from dealers on the date of the relevant period end. For investments for which the third-party pricing service is unable to obtain quoted prices, we intend to obtain bid and ask prices directly from dealers that make a market in such investments. To the extent that we hold investments for which no active secondary market exists, i.e. Level 3 assets, and, therefore, no bid and ask prices can be readily obtained, an independent third-party valuation service will be utilized to value such investments. We will periodically benchmark the bid and ask prices received from the third-party pricing service and valuations received from the third-party valuation service, as applicable, against the actual prices at which we purchase and sell our investments. We believe that these prices will be reliable indicators of fair value.

In addition to the foregoing, certain investments for which a market price is not readily available will be evaluated on a quarterly basis by an independent valuation firm and certain other investments will be on a rotational basis reviewed once over a twelve-month period by an independent valuation firm. Finally, certain investments will not be evaluated by an independent valuation firm unless the net asset value and other aspects of such investments in the aggregate exceed certain thresholds.

Determinations in Connection With Offerings

We are offering our common stock on a continuous basis at an initial offering price of $10.00 per share; however, to the extent that our net asset value increases, we will sell our common stock at a price necessary to ensure that our common stock is not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. Our net asset value is based in part on the good faith determination of fair value of certain of our investments by our board of directors or an authorized committee thereof, not on active market quotations.

In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our then-current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. Therefore, persons who tender subscriptions for our common stock in this offering must submit subscriptions for a certain dollar amount, rather than a number of our common stock and, as a result, may receive fractional common stock. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for at least two years.

In connection with each semi-monthly closing on the sale of common stock offered pursuant to this prospectus on a continuous basis, our board of directors or a committee thereof is required, no later than 48 hours (excluding Sundays and holidays) prior to the time that each closing and sale is made, to make the determination that we are not selling common stock at a price per share that, after deducting selling commissions and dealer manager fees, is below our then-current net asset value per share. Our board of directors will consider the following factors, among others, in making such determination:

•	the net asset value per share of our common stock disclosed in the most recent periodic report we filed with the SEC;

•	our management’s assessment of whether any material change in the net asset value per share has occurred (including through the realization of net gains on the sale of our portfolio investments), or any material change in the fair value of portfolio investments has occurred, in each case, from the period beginning on the date of the most recently disclosed net asset value per share to the period ending two 48 hours (excluding Sundays and holidays) prior to the date of the closing on and sale of our common stock; and

•	the magnitude of the difference between (i) a value that our board of directors or an authorized committee thereof has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) net asset value of our common stock, which is based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

In addition, a decline in our net asset value per share to an amount more than 2.5% below our current offering price, net of selling commissions and dealer manager fees, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our board of directors, in consultation with our management, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) net asset value per share decreases to more than 2.5% below our then-current net offering price and (ii) our board of directors believes that such decrease in the net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our board of directors will undertake to establish a new net offering price that is not more than 2.5% above our net asset value per share. If our board of directors determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, investors will purchase common stock at an offering price per share, net of selling commissions and dealer manager fees, which represents a premium to the net asset value per share of greater than 2.5%.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we will be required to maintain under the 1940 Act. Promptly following any adjustment to the offering price per share of our common stock offered pursuant to this prospectus, we will update this prospectus by filing a prospectus supplement with the SEC. We will also make updated information available via our website at www.griffincapital.com.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The board of directors will consist of five members, three of whom are not “interested persons” of us or the Adviser as defined in Section 2(a)(19) of the 1940 Act and are “independent” consistent with the rules of the Nasdaq Global Select Market. Our board of directors appoints our officers. The board of directors may remove any officer if it finds that such removal is in our best interest.

Board of Directors

Under our charter, our directors are divided into three classes designated Class I, Class II and Class III, as nearly equal in number as possible, and the term of office of directors of one class will expire at each annual meeting of stockholders, and in all cases as to each director such term will extend until his or her successor is elected and qualified or until his or her earlier resignation, removal from office, death or incapacity. Additional directorships resulting from an increase in number of directors will be apportioned among the classes as equally as possible. Class I initially will consist of one independent director, Class II initially will consist of one independent director and one non-independent director, and Class III initially will consist of one independent director and one non-independent director. The initial term of office of directors of Class I will expire at our first annual meeting of stockholders; the initial term of office of directors of Class II will expire at our second annual meeting of stockholders; and the initial term of office of directors of Class III will expire at our third annual meeting of stockholders. Subsequent to each initial term, each class of directors will hold office for a three-year term. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.

Directors

Information regarding our board of directors is set forth below. We have divided the directors into two groups — independent directors and interested directors. As described below under “Committees of the Board of Directors — Nominating and Corporate Governance Committee,” the board of directors will identify certain desired attributes for director nominees. We believe each of our directors currently demonstrate high character and integrity, superior credentials and recognition in his respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. We believe each of our directors will also have sufficient time available to devote to our affairs, will be able to work with the other members of the board of directors and contribute to our success and will be able to represent the long-term interests our stockholders as a whole. Our directors will be selected with the intent that the board of directors represents a range of backgrounds and experience. Set forth below is biographical information of each director, including a discussion of such director’s particular experience, qualifications, attributes or skills that lead us to conclude, as of the date of this prospectus, that such individual should serve as a director, in light of our business and structure. The address for each director is c/o Griffin-Benefit Street Partners BDC Corp., Griffin Capital Plaza, 1520 Grand Avenue, El Segundo, California 90245.

NAME	AGE	DIRECTOR SINCE	EXPIRATION OF TERM
Interested Directors
Kevin A. Shields	55	2014	2017
Richard J. Byrne	53	2014	2016
Independent Directors
M. Brent Stevens	54	2014	2016
Buford Ortale	53	2014	2017
Dennis Schaney	57	2014	2015

Interested Directors

Mr. Shields is an interested person, as defined in the 1940 Act, due to his positions as our President, chief executive officer of GBA and chairman and chief executive officer of Griffin Capital. Mr. Byrne is an interested person, as defined in the 1940 Act, due to his position as president of Benefit Street.

Kevin A. Shields, Director and President. Mr. Shields founded Griffin Capital in 1995, serves as Griffin Capital’s Chairman and Chief Executive Officer, and is based in the firm’s headquarters in El Segundo, CA. Griffin Capital is the sponsor or co-sponsor of several public, non-listed real estate investment trusts and a 1940 Act interval fund, including: GCEAR and GCEAR II, of which Mr. Shields is the Chairman and Chief Executive Officer, and GAHR II and GAHR III, for which Mr. Shields serves as a Board of Directors observer, and GIREX, of which Mr. Shields is the president and trustee. Mr. Shields is the Chairman and Chief Executive Officer of Griffin Capital Securities, Inc., a FINRA-registered broker-dealer and the dealer-manager for the REITs, and Chief Executive Officer of Griffin Capital Advisor, LLC, an SEC-registered investment advisor and advisor to GIREX. Mr. Shields also serves as the Chief Executive Officer of GBA.

Before founding Griffin Capital, Mr. Shields was a Senior Vice President and head of the Structured Real Estate Finance Group at Jefferies & Company, Inc. in Los Angeles and a Vice President in the Real Estate Finance Department of Salomon Brothers Inc. in both New York and Los Angeles. Over the course of his 30-year real estate and investment-banking career, Mr. Shields has structured and closed over 200 transactions totaling in excess of $8 billion of real estate acquisitions, financings and dispositions.

Mr. Shields graduated from the University of California at Berkeley where he earned a J.D. degree from Boalt Hall School of Law, an M.B.A. from the Haas Graduate School of Business, graduating Summa Cum Laude with Beta Gamma Distinction, and a B.S. from Haas Undergraduate School of Business, graduating with Phi Beta Kappa distinction. Mr. Shields is a licensed securities professional holding Series 7, 63, 24 and 27 licenses, a licensed California Real Estate Broker and an inactive member of the California Bar. Mr. Shields is a full member of the Urban Land Institute and frequent guest lecturer at the Fisher Center for Real Estate at the Haas Graduate School of Business. Mr. Shields is also a member of the Policy Advisory Board for the Fisher Center for Real Estate, the Chair Elect of the Board of Directors for the Investment Program Association and an executive member of the Public Non-Listed REIT Council of the National Association of Real Estate Investment Trusts.

We believe that Mr. Shields’ broad experience in real estate investment and banking and his services at Griffin Capital and its affiliates support his appointment to our board of directors.

Richard J. Byrne, Director. Mr. Byrne is President of Benefit Street. Prior to joining Benefit Street in April 2013, Mr. Byrne was Chief Executive Officer of Deutsche Bank Securities, Inc. He was also the Global Co-Head of Capital Markets at Deutsche Bank. Before joining Deutsche Bank, Mr. Byrne was Global Co-Head of the Leveraged Finance Group and Global Head of Credit Research at Merrill Lynch & Co. He was also a perennially top-ranked credit analyst. Mr. Byrne earned an M.B.A. from the Kellogg School of Management at Northwestern University and a B.A. from Binghamton University. Mr. Byrne is a member of the Board of Directors of New York Road Runners and the Board of Directors of MFA Financial, Inc.

We believe that Mr. Byrne’s broad experience in asset and credit management and finance industries and his services at Benefit Street and its affiliates support his appointment to our board of directors.

Independent Directors

Messrs. Stevens, Ortale and Schaney are considered independent for purposes of the 1940 Act.

M. Brent Stevens, Director. Mr. Stevens is the Chief Executive Officer of Peninsula Pacific Strategic Partners LLC, an investment management firm, which through its affiliates oversees and manages investments in gaming and middle market manufacturing, distribution and services companies. Until November 2012, Mr. Stevens was the Chairman and Chief Executive Officer of Peninsula Gaming Corporation, a company which he founded in 1997 and sold to Boyd Gaming Corporation in 2012. From 1990 through 2010 Mr. Stevens was a founding member of the Investment Banking Department at Jefferies & Company, holding various positions, most recently as an Executive Vice President and Head of Capital Markets. He was also a member of the firm’s Executive Committee. Mr. Stevens is also a director of SCE, LLC, Brundage-Bone Concrete Pumping and the other portfolio entities owned by Peninsula Pacific and its affiliates. He previously worked in the Investment Banking Department of Drexel Burnham Lambert after beginning his career at KPMG. Mr. Stevens received an M.B.A. from the Wharton School at the University of Pennsylvania and a B.A. in accounting from the University of Southern California.

We believe that Mr. Stevens’ broad experience in asset management, finance and investment banking, as well as management in general support his appointment to our board of directors.

Buford Ortale, Director. Mr. Ortale is a private equity investor based in Nashville, TN. He began his post-M.B.A. career with Merrill Lynch’s Merchant Banking Group in New York in 1987. He was subsequently a founder and Managing Director of NationsBanc’s High Yield Bond Group. He has served as the General Partner of numerous investment partnerships, and has been a principal as well as a board member for many private and public companies. Mr. Ortale is the sole principal of Sewanee Ventures (personal holding company), is the chairman of The Enliven Partnership (a healthcare services firm currently working with over 300 hospitals), is a non-operating financial partner in ARRM, LLC, is a board advisor to Western Express, and the CEO of two technology development firms (Angular Kinetics and PNQR). He received his B.A. from The University of the South in Sewanee in 1984, and his M.B.A. from Vanderbilt in 1987.

We believe that Mr. Ortale’s broad experience in private equity and asset and credit management, and his prior and current experience as a member of boards of directors support his appointment to our board of directors.

Dennis Schaney, Director. Mr. Schaney served as Managing Director and Head of High Yield and Leveraged Loans at Morgan Stanley Investment Management. Mr. Schaney also served as Co-Head of Morgan Stanley Credit Partners. During this time, he was responsible for leveraged loan, high yield bonds and mezzanine investment across a variety of funds including closed-end, open-end and institutional separate accounts. Mr. Schaney retired from Morgan Stanley Investment Management in 2010. From 2003 to 2007, he served as Managing Director and Global Head of Fixed Income for Credit Suisse Asset Management. He oversaw global teams responsible for all fixed income investments and served on the asset management’s Executive Committee and the Management Committee for Credit Suisse. Prior to Credit Suisse, Mr. Schaney founded BlackRock Financial Management’s Leveraged Finance Group which was responsible for High Yield, Leveraged Loan and Mezzanine Investments. He was also responsible for the Alternative Investment effort for Leveraged assets including the Magnetite CLO/CBO products. In addition to those responsibilities, he co-headed the firm’s credit research effort. Mr. Schaney worked at Merrill Lynch from 1988 through 1997 where he was Global Head of Corporate and Municipal Bond Research and an analyst covering the Media, Entertainment and cable sectors. Prior to Merrill Lynch, Mr. Schaney was a VP at First Boston Corporation focusing on Corporate Restructurings and Credit Advisory Services. He was also a Rating Officer for Standard & Poor’s Rating Services. Mr. Schaney holds a B.S. in Psychology from the University of Bridgeport and an M.S. in Finance from Fairfield University.

We believe that Mr. Schaney’s broad experience in asset and credit management and industry knowledge, including his leadership positions, support his appointment to our board of directors.

Executive Officers

The following persons serve as our executive officers in the following capacities:

Name	Age	Positions Held
David C. Rupert	57	Chief Executive Officer
Kevin A. Shields	55	Director and President
Joseph E. Miller	51	Chief Financial Officer and Treasurer
Umar Ehtisham	33	Chief Compliance Officer
Randy I. Anderson	46	Executive Vice President
Howard S. Hirsch	48	Vice President and Secretary

The address for each executive officer is c/o Griffin-Benefit Street Partners BDC Corp., Griffin Capital Plaza, 1520 Grand Avenue, El Segundo, California 90245.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows:

David C. Rupert, Chief Executive Officer. Mr. Rupert has been our Chief Executive Officer since our initial formation. Mr. Rupert has also been the President of GBA since May 2014. Mr. Rupert serves as the Executive Vice President of GCEAR II, a position he has held since February 2014, and the President of GCEAR, a position he has held since July 2012, and as President of our sponsor, having re-joined our sponsor in September 2010. Mr. Rupert’s more than 30 years of commercial real estate and finance experience includes over $9 billion of transactions executed on four continents: North America, Europe, Asia and Australia. From July 2009 to August 2010, Mr. Rupert co-headed an opportunistic hotel fund in partnership with The Olympia Companies, a hotel owner-operator with more than 800 employees, headquartered in Portland, Maine. From March 2008 through June 2009 Mr. Rupert was a partner in a private equity firm focused on Eastern Europe, in particular extended stay hotel and multifamily residential development, and large scale agribusiness in Ukraine. Mr. Rupert previously served as Chief Operating Officer of our sponsor from August 1999 through February 2008. From 1999-2000, Mr. Rupert served as President of CB5, a real estate and restaurant development company that worked closely with the W Hotel division of Starwood Hotels. From 1997-1998 Mr. Rupert provided consulting services in the U.S. and UK to Lowe Enterprises, a Los Angeles-headquartered institutional real estate management firm. From 1986-1996, Mr. Rupert was employed at Salomon Brothers in New York, where he served in various capacities, including the head of REIT underwriting, and provided advice, raised debt and equity capital and provided brokerage and other services for leading public and private real estate institutions and entrepreneurs. Since 1984, Mr. Rupert has served on the Advisory Board to Cornell University’s Endowment for Real Estate Investments, and in August 2010 Mr. Rupert was appointed Co-Chairman of this Board. For more than 15 years, Mr. Rupert has lectured in graduate-level real estate and real estate finance courses in Cornell’s masters-level Program in Real Estate, where he is a founding Board Member. Mr. Rupert received his B.A. from Cornell in 1979 and his M.B.A. from Harvard in 1986.

Joseph E. Miller, Chief Financial Officer and Treasurer. Mr. Miller has been our Chief Financial Officer since our initial formation. Mr. Miller has also been the Chief Financial Officer of GBA since May 2014. Mr. Miller is the Treasurer of Griffin Institutional Access Real Estate Fund (“GIREX”), and the Chief Financial Officer of GIREX’s adviser, Griffin Capital Advisor, LLC, and has held these positions since June 2014. In addition, Mr. Miller is the Chief Financial Officer and Treasurer of GCEAR II, and has held these positions since February 2014. In addition, Mr. Miller is the Chief Financial Officer of Griffin Capital Essential Asset Advisor II, LLC and has served as Griffin Capital’s Chief Financial Officer since February 2007, where he is responsible for all of Griffin Capital’s and Griffin Capital Essential Asset Advisor II, LLC’s accounting, finance, information technology systems and human resources functions. Mr. Miller also currently serves as Chief Financial Officer and Treasurer of GCEAR, and has held these positions since August 2008. Mr. Miller has 25 years of real estate experience in public accounting and real estate investment firms. Prior to joining our sponsor, from 2001 to January 2007, Mr. Miller served as the Vice President and Corporate Controller, and later the Senior Vice President of Business Operations, for PS Business Parks, a publicly-

traded REIT. At PS Business Parks, Mr. Miller was initially responsible for SEC filings, property-level accounting, and all financial reporting. Upon assuming the role of Senior Vice President of Business Operations, Mr. Miller was responsible for the financial operations of the real estate portfolio, policies and procedures of the organization, and information technology systems. From 1997 to 2001, Mr. Miller was the Corporate Controller for Maguire Properties, formerly Maguire Partners, where he was responsible for the accounting operations, treasury functions, and information technology systems. Before joining Maguire, from 1994 to 1997, Mr. Miller was an audit manager with Ernst & Young LLP where he was responsible for attestation engagements for financial services and real estate companies, and he also worked on initial public offering teams for real estate investment companies going public. Mr. Miller also worked with KPMG, where he became a certified public accountant. Mr. Miller received a B.S. in Business Administration, Accounting from California State University, Northridge, and an M.B.A. from the University of Southern California.

Umar Ehtisham, Chief Compliance Officer. Mr. Ehtisham has been our Chief Compliance Officer since December 2014. Mr. Ehtisham is a director at Cipperman Compliance Services (“CCS”), where he focuses on compliance, audit and operations issues with an emphasis on investment companies and investment advisers registered under the 1940 Act and Advisers Act, respectively. Prior to joining CCS, Mr. Ehtisham worked at E*TRADE Financial Corporation from 2013 to 2014 and Bank of America Merrill Lynch from 2007 to 2012. He has compliance testing experience including on-site examinations and developing and implementing risk assessments. Mr. Ehtisham is a graduate of the University of Rochester with a B.A. in Economics.

Randy I. Anderson, Ph.D CRE, Executive Vice President. Mr. Anderson has been an Executive Vice President since our initial formation. Mr. Anderson has also been an Executive Vice President of GBA since May 2014. Before joining Griffin Capital as Chief Economist and Griffin Capital Advisor, LLC as Chief Investment Officer in February 2014, Dr. Anderson held several senior executive positions at Bluerock Real Estate LLC, including founding partner of the Bluerock Total Income+ Real Estate Fund where he was the Portfolio Manager. Prior to joining Bluerock in April 2012, Dr. Anderson was a founding partner of Franklin Square Capital Partners, the firm that pioneered the non-traded BDC. Dr. Anderson also served as the Chief Economist and a Division President for CNL Real Estate Advisors, as the Chief Economist and Director of Research for the Marcus and Millichap Company where he served on the Investment Committee, and as Vice President of Research at Prudential Real Estate Advisors. Dr. Anderson also served as the Howard Phillips Eminent Scholar Chair and Professor of Real Estate at the University of Central Florida where he directed the research and education institute. Dr. Anderson received his B.A. in Finance from North Central College in 1991 as a Presidential Scholar and holds a Ph.D. in Finance as a Presidential Fellow from the University of Alabama, where he graduated with highest distinction in 1996.

Howard S. Hirsch, Vice President and Secretary. Mr. Hirsch has been our Vice President and Secretary since November 2014. Mr. Hirsch has also been the Vice President of GBA since June 2014. Mr. Hirsch is Vice President and Secretary of GCEAR II, and has held these positions since June 2014 and is Vice President and Assistant Secretary of GCEAR, and has held these positions since January 2015. Mr. Hirsch also serves as Vice President and General Counsel - Securities of Griffin Capital, positions he has held since June 2014. Prior to joining Griffin Capital in June 2014, Mr. Hirsch was an equity shareholder at the law firm of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC in Atlanta, Georgia. From July 2007 through the time he joined Baker Donelson in April 2009, Mr. Hirsch was counsel at the law firm of Bryan Cave LLP in Atlanta, Georgia. Prior to joining Bryan Cave LLP, from July 1999 through July 2007, Mr. Hirsch worked at the law firm of Holland and Knight LLP in Atlanta, Georgia, where he was an associate and then a partner. Mr. Hirsch has over 15 years of experience in public securities offerings, SEC reporting, corporate and securities compliance matters, and private placements. He previously handled securities, transactional and general corporate matters for various publicly-traded and non-traded REITs. Mr. Hirsch’s experience also includes registrations under the Securities Act of 1933, reporting under the Exchange Act of 1934, and advising boards of directors and the various committees of public companies. He has counseled public companies on corporate governance best practices and compliance matters, and has represented issuers on SEC, FINRA, and “Blue Sky” regulatory matters in connection with registrations of public offerings of non-traded REITs and real estate partnerships. He also has experience representing broker dealers on various FINRA compliance matters. Mr. Hirsch earned his B.S. from Indiana University and his J.D. from The John Marshall Law School in Chicago, Illinois.

Risk Oversight and Board Leadership Structure

Our board of directors will monitor and perform an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, our board of directors will approve the appointment of the Adviser and officers, review and monitor the services and activities performed by the Adviser and executive officers and approve the engagement, and review the performance of, our independent public accounting firm.

Under our bylaws, our board of directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board. We do not have a fixed policy as to whether the chairman of the board should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in our best interests of at such times.

Presently, Mr. Shields serves as the chairman of our board of directors. Mr. Shields is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act because he controls Griffin Capital. We believe that Mr. Shield’s history with us and familiarity with our investment platform in particular qualify him to serve as the chairman of our board of directors. We believe that we are best served through this existing leadership structure, as Mr. Shields’ relationship with the Company provides an effective bridge and encourages an open dialogue between management and the board of directors, ensuring that both groups act with a common purpose.

Our board of directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit and nominating and corporate governance committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors will meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures. We will re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

Our board of directors believes that its current leadership structure, which places significant responsibilities on committees led by independent directors, is the optimal structure for the Company at this time because it allows the Company’s directors to exercise informed and independent judgment, and allocates areas of responsibility among committees of independent directors and the full board of directors in a manner that enhances effective oversight. The board of directors is of the opinion that having a majority of independent directors is appropriate and in the best interest of the Company’s stockholders, but also believes that having interested persons serve as directors provides both corporate and financial viewpoints that are significant elements in its decision-making process. Our board of directors will review its leadership structure periodically to ensure that the leadership structure remains appropriate and will make changes if and when it determines such changes are necessary or proper.

Our board of directors is expected to perform its risk oversight function primarily through (a) its three standing committees, the audit committee, the nominating and corporate governance committee and the valuation committee, which will report to the entire board of directors and will be comprised solely of independent directors, and (b) active monitoring of our chief compliance officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the audit committee, nominating and corporate governance committee and valuation committee will assist the board of directors in fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities will include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of our financial statements. The nominating and corporate governance committee’s risk oversight responsibilities will include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management. The valuation committee is responsible for making recommendations in accordance with the valuation policies and procedures adopted by our board of directors, reviewing valuations and any reports of independent valuation firms, confirming that valuations are made in accordance with the valuation policies of our board of directors and reporting any deficiencies or violations of such valuation policies to our board of directors on at least a quarterly basis, and reviewing other matters that our board of directors or the valuation committee deems appropriate.

Our board of directors will also perform its risk oversight responsibilities with the assistance of the chief compliance officer. The board of directors expects to annually review a written report from the chief compliance officer discussing the adequacy and effectiveness of our compliance policies and procedures and our service providers. The chief compliance officer’s annual report will seek to address at a minimum (a) the operation of our compliance policies and procedures and our service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the board of directors would reasonably need to know to oversee our compliance activities and risks. In addition, the chief compliance officer will meet separately in executive session with the independent directors at least once each year.

We believe that our board’s role in risk oversight will be effective and appropriate given the extensive regulation to which we will already be subject as a BDC. As a BDC, we will be required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness will be limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we will generally have to invest at least 70% of our total assets in “qualifying assets” and we will not generally be permitted to invest in any portfolio company in which one of our affiliates currently has an investment. See the sections entitled “Regulation” and “Certain Relationships and Related Party Transactions.”

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We will re-examine the manners in which the board administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Committees of the Board of Directors

Audit committee

The audit committee operates pursuant to a charter approved by our board of directors. The charter sets forth the responsibilities of the audit committee. The primary function of the audit committee is to serve as an independent and objective party to assist the board of directors in fulfilling its responsibilities for overseeing and monitoring the quality and integrity of our financial statements, the adequacy of our system of internal controls, the review of the independence, qualifications and performance of our registered public accounting firm, and the performance of our internal audit function. The audit committee is presently composed of three persons, including Messrs. Stevens, Ortale and Schaney, all of whom are considered independent for purposes of the 1940 Act. Our board of directors has determined that Mr. Schaney qualifies as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Exchange Act. Mr. Schaney serves as the chairman of the audit committee. Each of the members of the audit committee meet the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Company or the Adviser as defined in Section 2(a)(19) of the 1940 Act.

Nominating and corporate governance committee

The nominating and corporate governance committee operates pursuant to a charter approved by our board of directors. The members of the nominating and corporate governance committee are Messrs. Stevens, Ortale and Schaney, all of whom are considered independent under the rules of the Nasdaq Global Select Market and are not “interested persons” of the Company or the Adviser as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Ortale serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board of directors or a committee thereof, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management. The nominating and corporate governance committee currently does not consider nominees recommended by our stockholders.

The nominating and corporate governance committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Company, our board of directors, and our stockholders. In considering possible candidates for election as a director, the nominating committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	are of high character and integrity;

•	are accomplished in their respective fields, with superior credentials and recognition;

•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•	have sufficient time available to devote to our affairs;

•	are able to work with the other members of the board of directors and contribute to our success;

•	can represent the long-term interests of our stockholders as a whole; and

•	are selected such that the board of directors represents a range of backgrounds and experience.

The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of the board of directors as a whole. The nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the board of directors, when identifying and recommending director nominees. The nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the nominating and corporate governance committee’s goal of creating a board of directors that best serves our needs and the interests of our stockholders.

Valuation and Pricing Committee

The valuation and pricing committee (which we refer to as the valuation committee) operates pursuant to a charter approved by our board of directors. The valuation committee is responsible for making recommendations in accordance with the valuation policies and procedures adopted by our board of directors, reviewing valuations and any reports of independent valuation firms, confirming that valuations are made in accordance with the valuation policies of our board of directors and reporting any deficiencies or violations of such valuation policies to our board of directors on at least a quarterly basis, and reviewing other matters that our board of directors or the valuation committee deems appropriate. The valuation committee also determines the offering price of the Company’s shares at each closing at which the Company issues and sells its shares and ensures that the offering price is determined in accordance with the Company’s pricing policies. The valuation committee is composed of Messrs. Stevens, Ortale and Schaney, all of whom are considered independent under the rules of the Nasdaq

Global Select Market and are not “interested persons” of the Company or the Adviser as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Stevens serves as chairman of the valuation committee.

Compensation of Directors

We will pay each of our independent directors a retainer of $30,000 per year plus $1,000 for each board of directors or committee meeting the independent director attends in person or by telephone ($2,000 for attendance by the chairman of the audit committee at each meeting of the audit committee and $1,500 for attendance by the chairman of any other committee at each of such committee’s meetings). In the event there are multiple meetings of our board of directors and one or more committees in a single day, the fees will be limited to $3,000 per day ($3,500 for the chairman of the audit committee if there is a meeting of such committee).

All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. If a director is also an employee of GBA or its affiliates, we do not pay compensation for services rendered as a director.

We will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time. We will not pay compensation to our directors who also serve in an executive officer capacity for us or GBA.

Compensation of Executive Officers

Our executive officers will not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are officers of GBA or by individuals who were contracted by GBA to work on our behalf, pursuant to the terms of the investment advisory agreement or administration agreement. Each of our executive officers is an officer of GBA, and the day-to-day investment operations and administration of our portfolio are managed by GBA with the assistance of Benefit Street. In addition, we reimburse our Administrator for our allocable portion of expenses incurred by our Administrator in performing its obligations under the administration agreement, including the allocable portion of the cost of our officers and their respective staffs determined under the administration agreement.

The investment advisory agreement and the administration agreement each will provide that GBA, our Administrator and their respective officers, directors, controlling persons and any other person or entity affiliated with it acting as our agent shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by GBA or our Administrator or such other person, and GBA, our Administrator and such other person shall be held harmless for any loss or liability suffered by us, if (i) GBA or our Administrator has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (ii) GBA or our Administrator or such other person was acting on behalf of or performing services for us, (iii) the liability or loss suffered was not the result of negligence or misconduct by GBA, our Administrator or an affiliate thereof acting as our agent, and (iv) the indemnification or agreement to hold GBA, our Administrator or such other person harmless is only recoverable out of our net assets and not from our stockholders.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our Adviser and the Investment Committee. We consider these individuals to be our portfolio managers. The Investment Committee meets regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by the Adviser on our behalf. In addition, the Investment Committee reviews and determines whether to make prospective investments and monitors the performance of our investment portfolio. Each investment opportunity requires the unanimous approval of the Investment Committee. Follow-on investments in existing portfolio companies may require the Investment Committee’s approval beyond that obtained when the initial investment in the company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less, may require approval by the Investment Committee.

Pursuant to an investment sub-advisory agreement among us, GBA and Benefit Street, Benefit Street will provide assistance to GBA in identifying investment opportunities and making investment recommendations for approval by GBA. In addition, to the extent requested by GBA, Benefit Street may provide information to GBA to assist with its monitoring of our portfolio.

None of our Adviser’s or Sub-Adviser’s investment professionals receive any direct compensation from us in connection with the management of our portfolio. The members of the Investment Committee, through their financial interests in our Adviser, are entitled to a portion of any profits earned by our Adviser, which includes any fees payable to our Adviser under the terms of our Investment Advisory Agreement, less expenses incurred by our Adviser in performing its services under our Investment Advisory Agreement. Their compensation package from the Adviser includes some combination of fixed draw and variable incentive compensation based primarily on performance for services provided.

Investment Personnel

Our investment personnel currently consists of Messrs. Shields, Rupert, Miller and Anderson. See “Management — Board of Directors and Executive Officers” for biographical information pertaining to Messrs. Shields, Rupert, Miller and Anderson.

GBA is currently staffed with members of the Investment Committee and other executive officers. In addition, GBA may retain additional investment personnel, based upon its needs.

None of the Investment Committee members is a direct beneficial owner of our common stock.

Key Personnel of the Sub-Adviser

Benefit Street’s team of dedicated investment professionals provide assistance to GBA pursuant to the investment sub-advisory agreement. Key personnel of the Sub-Adviser include Richard J. Byrne, Thomas J. Gahan, Michael E. Paasche, David J. Manlowe and Blair D. Faulstich. Below is biographical information relating to certain key personnel involved in rendering such services. See “Management — Board of Directors and Executive Officers” for biographical information pertaining to Mr. Byrne.

Thomas J. Gahan. Mr. Gahan is Chief Executive Officer of Benefit Street. Prior to joining Providence in 2008, Mr. Gahan was Chief Executive Officer of Deutsche Bank Securities Inc. and Head of Corporate and Investment Banking in the Americas. He was also the Global Head of Capital Markets at Deutsche Bank, chairman of the principal investment committee and a member of the global banking executive committee and the global markets executive committee. Before joining Deutsche Bank, Mr. Gahan spent 11 years at Merrill Lynch, most recently as Global Head of Credit Trading within the fixed income division. Mr. Gahan received a Bachelor of Arts degree from Brown University.

Michael E. Paasche. Mr. Paasche is a Senior Managing Director of Benefit Street. Prior to joining Providence in 2008, Mr. Paasche spent 13 years at Deutsche Bank Securities Inc. with multiple positions, including Global Head of Leveraged Finance. Before joining Deutsche Bank, Mr. Paasche spent seven years at Prudential Securities where he held various positions, including Managing Director and Head of High Yield. Mr. Paasche received his Masters of Business Administration degree from the University of Chicago and a Bachelor of Arts degree from Albion College.

David J. Manlowe. Mr. Manlowe is Chief Operating Officer and Head of Research of Benefit Street. Prior to joining Providence in 2010, Mr. Manlowe spent ten years at Deutsche Bank Securities Inc. with multiple positions, including Chief Operating Officer of Global Capital Markets, and served as Chairman of Global Banking Equity Investment Committee and Global Capital Markets Compensation Committee at Deutsche Bank. Before joining Deutsche Bank, Mr. Manlowe spent three years at Paine Webber where he held various positions, including Senior Analyst and two years at NatWest where he held various positions, including Global Sector Head. Mr. Manlowe received his Masters of Science degree from the University of California, Berkeley and a Bachelor of Science degree from University of Washington, Seattle.

Blair D. Faulstich. Mr. Faulstich is a managing director of Benefit Street’s credit investment team. Prior to joining Providence in 2011, Mr. Faulstich was a managing director and co-head of media and communications investment banking at Citadel Securities. Previously, he was a managing director in the media and communications investment banking group at Merrill Lynch. Mr. Faulstich held various positions at Deutsche Bank Alex. Brown in the media investment banking group. Before joining Alex. Brown in 1997, Mr. Faulstich spent three years at Arthur Andersen. Mr. Faulstich received a Masters of Business Administration degree from Cornell University and Bachelor of Arts from Principia College.

None of the investment professionals of Benefit Street is a direct beneficial owner of our common stock.

INVESTMENT ADVISORY AGREEMENT

The Adviser will serve as our investment adviser pursuant to the investment advisory agreement. The Adviser is registered with the SEC as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, our investment adviser will manage the day-to-day operations of, and provide investment advisory and management services to, us. Under the terms of our investment advisory agreement, the Adviser will:

•	determine the composition and allocation of our investment portfolio, the nature and timing of the changes therein and the manner of implementing such changes;

•	identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	execute, monitor and service the investments we make;

•	determine the securities and other assets that the we will purchase, retain or sell;

•	perform due diligence on prospective investments and portfolio companies; and

•	provide us with other investment advisory, research and related services as we may from time to time require.

The Adviser’s services under the investment advisory agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. In particular, our Adviser’s senior investment professionals, who comprise the Investment Committee currently manage the Griffin REITs and other investment products.

Pursuant to the investment advisory agreement, we have agreed to pay the Adviser a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee.

Management Fee

The base management fee will be calculated at an annual rate of 2.0% of our end-of-period gross assets payable quarterly in arrears. For purposes of calculating the base management fee, the term “gross assets” includes any assets acquired with the proceeds of leverage. The Adviser will benefit when we incur debt or use leverage. For services rendered under the investment advisory agreement, the base management fee will be payable quarterly in arrears. For the first quarter of our operations, the base management fee will be calculated based on the initial value of our gross assets. Subsequently, the base management fee will be calculated based on our gross assets at the end of the two most recently completed calendar quarters. Base management fees for any partial quarter will be appropriately prorated.

Incentive Fee

The incentive fee will be divided into two parts: (i) an incentive fee on income and (ii) an incentive fee on capital gains. Each part of the incentive fee is outlined below.

The first part, which we refer to as the incentive fee on income, will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter. The incentive fee on income will be subject to a hurdle rate, measured quarterly and expressed as a rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 1.75% (7.0% annualized), subject to a “catch up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses reimbursed to our Administrator under the administration agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. For purposes of this fee, adjusted capital will mean cumulative gross proceeds generated from issuances of our common stock (including our distribution reinvestment plan) reduced for distributions to investors that represent a return of capital and amounts paid for share repurchases pursuant to our share repurchase program. The calculation of the incentive fee on income for each quarter is as follows:

•	No incentive fee on income will be payable to GBA in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate of 1.75% (the “hurdle rate”).

•	100% of our pre-incentive fee net investment income, if any, that exceeds the hurdle rate, but is less than or equal to 2.1875% in any calendar quarter (8.75% annualized) will be payable to GBA. We refer to this portion of our pre-incentive fee net investment income as the “catch-up.” The “catch-up” provision is intended to provide GBA with an incentive fee of 20.0% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 2.1875% in any calendar quarter.

•	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) will be payable to GBA once the hurdle rate is reached and the catch-up is achieved (20.0% of all pre-incentive fee net investment income thereafter is allocated to GBA).

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee on

Pre-Incentive Fee Net Investment Income

(expressed as a percentage of average adjusted capital)

Percentage of Pre-Incentive Fee Net Investment Income Allocated to Quarterly Incentive Fee

These calculations will be appropriately pro-rated for any period of less than three months and adjusted, if appropriate, for any equity capital raises or repurchases during the applicable calendar quarter.

The second part of the incentive fee, which we refer to as the incentive fee on capital gains, will be an incentive fee on capital gains and will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee will equal 20% of our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

Because of the structure of the incentive fee on income and the incentive fee on capital gains, it is possible that we may pay such fees in a quarter where we incur a net loss. For example, if we receive pre-incentive fee net investment income in excess of the 1.75% on average adjusted capital for a quarter, we will pay the applicable incentive fee even if we have incurred a net loss in the quarter due to a realized or unrealized capital loss. GBA will not be under any obligation to reimburse us for any part of the incentive fee it receives that is based on prior period accrued income that we never receive as a result of a subsequent decline in the value of our portfolio.

The fees that are payable under the investment advisory agreement for any partial period will be appropriately prorated. The fees will also be calculated using a detailed policy and procedure approved by GBA and our board of directors, including a majority of the independent directors, and such policy and procedure will be consistent with the description of the calculation of the fees set forth above.

GBA may elect to defer or waive all or a portion of the fees that would otherwise be paid to it in its sole discretion. Any portion of a fee not taken as to any month, quarter or year will be deferred without interest and may be taken in any such other month prior to the occurrence of a liquidity event as GBA may determine in its sole discretion.

Example 1: Incentive Fee on Income for Each Calendar Quarter*

Scenario 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.00%

Hurdle rate(1) = 1.75%

Base management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income

(investment income — (base management fee + other expenses) = 1.30%

Pre-incentive fee net investment income does not exceed the hurdle rate, therefore there is no incentive fee on income payable.

Scenario 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.60%

Hurdle rate(1) = 1.75%

Base management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income

(investment income — (base management fee + other expenses) = 1.9%

Incentive fee on income = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

= 100% x (1.9% – 1.75%)

= 0.15%

Pre-incentive fee net investment income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the incentive fee on income is 0.2%.

Scenario 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.2%

Hurdle rate(1) = 1.75%

Base management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income

(investment income — (base management fee + other expenses) = 2.5%

Catch up = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

Incentive fee on income = 100% × “catch-up” + (20.0% × (pre-incentive fee net investment income – 2.1875%))

Catch up	= 2.1875% – 1.75%

= 0.4375%

Incentive fee on income = (100% × 0.4375%) + (20% × (2.5% – 2.1875%))

= 0.4375% + (20% × 0.3125%)

= 0.4375% + 0.0625%

= 0.5%

Pre-incentive fee net investment income exceeds the hurdle rate and fully satisfies the “catch-up” provision, therefore the incentive fee on income is 0.5%.

(1)	Represents 7.0% annualized hurdle rate.
(2)	Represents 2% annualized base management fee on gross assets. Examples assume assets are equal to adjusted capital.
(3)	Excludes organization and offering expenses.
(4)	The “catch-up” provision is intended to provide GBA with an incentive fee of 20% on all pre-incentive fee net investment income when our net investment income exceeds 2.1875% in any calendar quarter.

Example 2: Incentive Fee on Capital Gains*

Scenario 1:

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”) and $30 million investment made in Company B (“Investment B”).

Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million.

Year 3: FMV of Investment B determined to be $25 million.

Year 4: Investment B sold for $31 million.

The incentive fee on capital gains, if any, would be:

Year 1: None.

Year 2: Incentive fee on capital gains of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%).

Year 3: None ð $5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2).

Year 4: Incentive fee on capital gains of $200,000 ð $6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (incentive fee on capital gains taken in Year 2).

Scenario 2

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”).

Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million.

Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million.

Year 4: FMV of Investment B determined to be $35 million.

Year 5: Investment B sold for $20 million.

The incentive fee on capital gains, if any, would be:

Year 1: None.

Year 2: $5 million incentive fee on capital gains ð 20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B).

Year 3: $1.4 million incentive fee on capital gains ð $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million incentive fee on capital gains received in Year 2.

Year 4: None.

Year 5: None ð $5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative incentive fee on capital gains paid in Year 2 and Year 3.

*	The returns shown are for illustrative purposes only. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in the examples above.

Payment of Our Expenses

Our primary operating expenses will be the payment of advisory fees under the investment advisory agreement and the payment of other expenses under the administration agreement. Our investment advisory fees will compensate GBA for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. GBA will be responsible for compensating Benefit Street for its services pursuant to the sub-advisory agreement and our Administrator for its services under the administration agreement. We will bear all other expenses of our operations and transactions, including, without limitation:

•	corporate and organizational expenses relating to borrowings and offerings of our common stock and other securities and incurrences of indebtedness, subject to limitations included in the administration agreement;

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchase of shares of our common stock and other securities;

•	investment advisory fees;

•	fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•	transfer agent and custodial fees;

•	fees and expenses associated with our marketing efforts;

•	interest payable on debt, if any, incurred to finance our investments;

•	federal and state registration fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	costs of proxy statements, stockholders’ reports and notices;

•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone, and staff;

•	fees and expenses associated with independent audits and outside legal costs, including compliance with the Sarbanes-Oxley Act;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws;

•	brokerage commissions for our investments; and

•	all other expenses incurred by GBA or us in connection with administering our business, including all expenses incurred by GBA or Benefit Street in performing their respective obligations under the investment advisory agreement and investment sub-advisory agreement, respectively, and the reimbursement of the compensation of our chief financial officer and chief compliance officer and their respective staffs paid by GBA, to the extent they are not controlling persons of GBA or any of its affiliates, subject to the limitations included in the investment advisory agreement and administration agreements, as applicable.

Reimbursement of Our Administrator

We will reimburse our Administrator, for the administrative expenses necessary for its performance of services to us, provided that such reimbursement will be the lower of our Administrator’s actual costs or the amount that we would be required to pay for comparable administrative services in the same geographic location, and provided further that such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We will not reimburse our Administrator for any services for which it receives a separate fee, nor for rent, depreciation, utilities, capital equipment or other administrative items allocated to a person with a controlling interest in GBA.

Duration and Termination

The investment advisory agreement will become effective as of the date that we meet our minimum offering requirement. Unless earlier terminated as described below, the investment advisory agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually by the board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. An affirmative vote of the holders of a majority of our outstanding voting securities is also necessary in order to make material amendments to the investment advisory agreement.

The investment advisory agreement will automatically terminate in the event of its assignment. As required by the 1940 Act, the investment advisory agreement provides that we may terminate the agreement without penalty upon 60 days’ written notice to GBA. If GBA wishes to voluntarily terminate the investment advisory agreement, it must give stockholders a minimum of 120 days’ notice prior to termination and must pay all expenses associated with its termination. The investment advisory agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities.

Without the vote of a majority of our outstanding voting securities, our investment advisory agreement may not be materially amended, nor may we engage in a merger or other reorganization of GBA. In addition, should we or GBA elect to terminate the investment advisory agreement, a new investment adviser may not be appointed without approval of a majority of our outstanding common stock, except in limited circumstances where a temporary adviser may be appointed without stockholder consent, consistent with the 1940 Act for a time period not to exceed 150 days.

Prohibited Activities

Our articles of incorporation prohibit the following activities between us and GBA:

•	We may not purchase or lease assets in which GBA has an interest unless we disclose the terms of the transaction to our stockholders and the terms do not exceed the lesser of cost or fair market value, as determined by an independent expert;

•	GBA may not acquire assets from us unless approved by our stockholders in accordance with our articles of incorporation;

•	We may not lease assets to GBA unless we disclose the terms of the transaction to our stockholders and such terms are fair and reasonable to us;

•	We may not make any loans to GBA except for the advancement of expenses as permitted by our articles of incorporation;

•	We may not acquire assets in exchange for our stock;

•	We may not pay a commission or fee, either directly or indirectly to GBA, except as otherwise permitted by our articles of incorporation, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;

•	GBA may not charge duplicate fees to us; and

•	GBA may not provide financing to us with a term in excess of 12 months.

In addition, the investment advisory agreement prohibits GBA from receiving or accepting any rebate, give-up or similar arrangement that is prohibited under federal or state securities laws. GBA is also prohibited from participating in any reciprocal business arrangement that would circumvent provisions of federal or state securities laws governing conflicts of interest or investment restrictions. Finally, GBA is prohibited from entering into any agreement, arrangement or understanding that would circumvent restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.

Indemnification

Our articles of incorporation and the investment advisory agreement provide that GBA and its officers, directors, controlling persons and any other person or entity affiliated with it acting as our agent will not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by the adviser, nor will GBA be held harmless for any loss or liability suffered by us, unless (i) GBA has determined, in good faith, that the course of conduct that caused the loss or liability was in our best interests, (ii) GBA was acting on behalf of or performing services for us, (iii) the liability or loss suffered was not the result of negligence or misconduct by GBA or an affiliate thereof acting as our agent, and (iv) the indemnification or agreement to hold GBA harmless is only recoverable out of our assets and not from our stockholders.

Organization of GBA

GBA is a Delaware limited liability company that is registered with the SEC as an investment adviser. The principal address of GBA is c/o Griffin Capital, Griffin Capital Plaza, 1520 Grand Avenue, El Segundo, California 90245.

Board Approval of the Investment Advisory Agreement

Our investment advisory agreement was approved by our board of directors on December 16, 2014 and will become effective upon our satisfying the minimum offering requirement. Such approval was made in accordance with, and on the basis of an evaluation satisfactory to our board of directors as required by, Section 15(c) of the 1940 Act and applicable rules and regulations thereunder, including a consideration of, among other factors, (i) the nature, quality and extent of the advisory and other services to be provided under the agreements, (ii) the investment performance of the personnel who manage investment portfolios with objectives similar to ours, (iii) comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives and (iv) information about the services to be performed and the personnel performing such services under each of the agreements.

Compliance with the Omnibus Guidelines published by the North American Securities Administrators Association

Rebates, Kickbacks and Reciprocal Arrangements

So long as we are required to comply with the Omnibus Guidelines published by the North American Securities Administrators Association (NASAA), GBA agrees that it will not: (a) receive or accept any rebate, give-up or similar arrangement that is prohibited under applicable federal or state securities laws; (b) participate in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions; or (c) enter into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.

So long as we are required to comply with the Omnibus Guidelines published by NASAA, GBA also agrees that it will not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell shares of our common stock or give investment advice to a potential stockholder. This agreement will not prohibit, in any way, the payment to a registered broker-dealer or other properly licensed agent of sales commissions for selling or distributing shares of our common stock.

Commingling

So long as we are required to comply with the Omnibus Guidelines published by NASAA, GBA will not permit our funds to be commingled with the funds of any other entity.

INVESTMENT SUB-ADVISORY AGREEMENT

Overview of Benefit Street

Benefit Street, an affiliate of Providence and an investment adviser registered under the Advisers Act, will serve as our sub-adviser pursuant to the investment sub-advisory agreement by and among us, GBA and Benefit Street. Providence maintains its principal offices at 50 Kennedy Plaza, 18th Floor, Providence, RI 02903 and Benefit Street maintains its principal office at 9 West 57th Street, Suite 4920, New York, NY 10019.

Management Services and Responsibilities

Under the terms of the investment sub-advisory agreement, Benefit Street will assist GBA with the management of our activities and operations. Any proposed change that is individually or in the aggregate deemed to be material to our investment strategy will require the consent of Benefit Street, which shall not be unreasonably withheld.

Under the terms of the investment sub-advisory agreement, Benefit Street will be responsible for:

•	making recommendations to GBA as to the composition and allocation of our investment portfolio, the nature and timing of changes therein and the manner of implementing such changes, including specific recommendations as to specific securities and other assets to be purchased, retained or sold by us;

•	assisting GBA in identifying, evaluating and negotiating the structure and terms of the investments made by us;

•	place orders with respect to, and arrange for, any investment, upon receiving a proper instruction and authorization from GBA including but not limited to, entering into block trades and swap trades as necessary, in accordance with applicable law, including rules and regulations promulgated by the U.S. Commodity Futures Trading Commission;

•	assisting GBA in monitoring and servicing our investments;

•	assisting GBA in performing due diligence on prospective investments and portfolio companies;

•	providing GBA with such other research and related services as GBA may, from time to time, reasonably request for GBA to manage us; and

•	assist GBA, upon GBA’s reasonable request from time to time, in performing GBA’s other duties under the investment advisory agreement, subject to any limitations contained in the investment sub-advisory agreement and/or applicable law.

Furthermore, all of our investment decisions will ultimately be the responsibility of GBA. Further, Benefit Street will only provide the services expressly set forth in the investment sub-advisory agreement among Benefit Street, GBA and us and in the services agreement between Benefit Street and us, and will not be responsible for the provision of any other administrative and/or management services (including, without limitation, services to ensure that the BDC is operated in compliance with applicable law and regulatory requirements).

Benefit Street’s services under the investment sub-advisory agreement may not be exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired; provided, however, that for so long as the Company is conducting a continuous public offering of shares of its common stock or has an offering in registration and for a six month period thereafter, neither Benefit Street nor any of its affiliates shall serve as a dealer manager, advisor, sub-advisor or sponsor for any other BDC, investment program or fund that seeks to raise equity from “retail” investors in the independent broker-dealer and registered investment advisor channels, whose securities are not listed on a national securities exchange and that has an investment strategy that contains as a material component investment in corporate debt, equity and equity derivatives (including senior secured, senior debt, subordinated secured and unsecured debt, preferred and common equity with or without warrants) issued by either private U.S. middle market companies or public companies with market capitalization of less than $250 million.

Sub-Advisory Fees

The investment sub-advisory agreement provides that Benefit Street will receive a portion of all management and incentive fees payable to GBA under the investment advisory agreement. On an annualized basis, Benefit Street will be paid 50% of the fees payable to GBA under the investment advisory agreement with respect to each year, which fees are payable to Benefit Street quarterly in arrears. Except as required by applicable law, rule or regulation, any deferral, reduction, waiver or other modification of the fees to be paid to GBA (including, without limitation, the manner and timing by which such fees are paid or payable to GBA) will require the prior written consent of Benefit Street.

Payment of Our Expenses

Benefit Street assumes no obligation with respect to, and will not be responsible for, our expenses or the expenses of GBA. Benefit Street will pay all expenses incurred by it in connection with the activities it undertakes to meet its obligations under the investment sub-advisory agreement. GBA will cause Benefit Street to be reimbursed by us to the same extent as such expenses would be reimbursable to GBA under the investment advisory agreement had such expenses been incurred by GBA. To the extent that GBA requests Benefit Street in writing to incur any expenses that would not otherwise be reimbursable by us, GBA will reimburse Benefit Street for such expenses, including, but not limited to, Benefit Street’s out of pocket marketing expenses related to sourcing investments.

Duration and Termination

The investment sub-advisory agreement will become effective as of the date that we meet our minimum offering requirement. Unless earlier terminated as described below, the investment sub-advisory agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually by the board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. An affirmative vote of the holders of a majority of our outstanding voting securities is also necessary in order to make material amendments to the investment advisory agreement.

Each of the investment advisory agreement and investment sub-advisory agreement contain termination provisions that allow the parties to terminate the agreements. The investment advisory agreement may be terminated at any time, without penalty, by GBA, upon 120 days’ notice to us. The investment sub-advisory agreement may be terminated at any time by Benefit Street upon not less than 60 days’ prior written notice to us and GBA, or by us or GBA upon not less than 60 days’ prior written notice to Benefit Street and upon the vote of a majority of our outstanding voting securities or the vote of a majority of our independent directors. The investment sub-advisory agreement will automatically terminate in the event of its assignment; provided, however, that Benefit Street may assign its rights and obligations under the investment sub-advisory agreement to one of its affiliates upon the prior written consent of us and GBA, such consent not to be unreasonably withheld, conditioned or delayed. If either agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event such agreements are terminated, it may be difficult for us to replace GBA or for GBA to replace Benefit Street.

The investment sub-advisory agreement provides that if Benefit Street terminates the agreement other than for good reason (as defined in the investment sub-advisory agreement) or the agreement is not renewed or is terminated for cause (as defined in the investment sub-advisory agreement), then (x) Benefit Street will be entitled to receive all amounts and any accrued, but unreimbursed, expenses payable to it and not yet paid pursuant to the investment sub-advisory agreement and (y) GBA may elect to subject Benefit Street to an exclusivity restriction contained in the investment sub-advisory agreement, which survives until three years from the date that we meet our minimum offering requirement.

The investment sub-advisory agreement also provides that if the agreement is terminated by Benefit Street for good reason or the agreement is not renewed or is terminated otherwise without cause by us or GBA, as applicable, Benefit Street will be entitled to the payment of all amounts and any accrued but unreimbursed expenses payable to it and not yet paid, as well as an amount equal to 37.5% of the gross amount of management fees and incentive fees paid by us over the three year period commencing in the calendar quarter following the calendar quarter in which such termination occurs. In addition, the restriction on the ability of GBA and its affiliates from directly or indirectly acting as an investment adviser or sub-adviser and/or as a sponsor (or engaging any other person for the purpose of acting as an investment adviser or sub-adviser) to any other BDC that engages primarily in the business of providing senior, unitranche and/or mezzanine financing to private, U.S. business, and (other than us) whose securities are listed on a public securities exchange will survive indefinitely.

Indemnification

Pursuant to the terms of the investment sub-advisory agreement, we will indemnify Benefit Street against any loss arising from, or in connection with, Benefit Street’s performance of its obligations under the investment sub-advisory agreement, and GBA will indemnify Benefit Street and us against any loss arising from, or in connection with, GBA’s breach of the terms, representations and warranties under the investment sub-advisory agreement or otherwise based upon the performance of GBA’s duties or obligations under the investment sub-advisory agreement or in its role as our investment adviser, including by reason of any pending, threatened or completed claim, action, suit, investigation or other proceeding or regulatory or self-regulatory inquiry (including an action or suit by or in the right of us or GBA (and its officers. managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including, without limitation, its manager); provided, however, that Benefit Street shall not be indemnified for any loss that is sustained as a result of Benefit Street’s willful misfeasance, bad faith, or gross negligence in the performance of Benefit Street’s duties or by reason of the reckless disregard of Benefit Street’s duties and obligations under the investment sub-advisory agreement, in each case, as the same is finally determined by judicial proceedings.

Nothing in the investment sub-advisory agreement will be construed to provide for the indemnification of any party or any limitation on the liability of any party that would, in either case, be in violation of applicable law, but such provisions shall otherwise be construed so as to effectuate the provisions of the investment sub-advisory agreement to the fullest extent permitted by applicable law.

Board Approval of the Sub-Advisory Agreement

Our investment sub-advisory agreement was approved by our board of directors on December 16, 2014 and will become effective upon our meeting the minimum offering requirement. In its consideration of the investment sub-advisory agreement, the board of directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by Benefit Street; (b) comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives; (c) our projected operating expenses and expense ratio compared to BDCs with similar investment objectives; (d) any existing and potential sources of indirect income to Benefit Street from their relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the investment advisory agreement; (f) the organizational capability and financial condition of Benefit Street and its affiliates; and (g) the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

Based on the information reviewed and the discussion thereof, the board of directors, including a majority of the non-interested directors, concluded that the investment sub-advisory fee rate is reasonable in relation to the services to be provided.

A discussion regarding the basis for our board of director’s approval of this agreement will be included in our first periodic report we file with the SEC following the commencement of this offering.

ADMINISTRATION AGREEMENT

Administrative Services

We have entered into an administration agreement with our Administrator for certain administrative services. Our Administrator will be reimbursed for administrative expenses it incurs on our behalf, including general ledger accounting, fund accounting, and investor relations and other administrative services. Our Administrator, will also perform, or oversee the performance of, our required administrative services, which includes being responsible for the financial records that we will be required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, our Administrator will assist us in calculating our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. Pursuant to the administration agreement, our Administrator, at its sole discretion, has contracted with a third party service provider to provide certain of our accounting and administrative services. The cost of the third party service provider will be an obligation of our Administrator. The Company will not incur the costs from both our Administrator and the third party provider for similar services.

Additionally, as a BDC, we must offer managerial assistance to our portfolio companies. This managerial assistance may include monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of our portfolio companies and providing other organizational and financial guidance. GBA or our Administrator will make available such managerial assistance, on our behalf, to our portfolio companies. We may receive fees for these services and will reimburse GBA or our Administrator, as applicable, for its allocated costs in providing such assistance, subject to review and approval by our board of directors.

We will reimburse our Administrator for expenses necessary to perform services related to our administration and operations. The amount of this reimbursement will be the lesser of (1) our Administrator’s actual costs incurred in providing such services and (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. Our Administrator will be required to allocate the cost of such services to us based on objective factors such as assets, revenues, time allocations and/or other reasonable metrics. Our board of directors will assess the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our board of directors will consider whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of directors will compare the total amount paid to our Administrator for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs. We will not reimburse our Administrator for any services for which it will receive a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of our Administrator.

Term; Effective Date

The administration agreement was approved by our board of directors on December 16, 2014, and will become effective as of the date that we meet our minimum offering requirement. Unless earlier terminated as described below, the agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually by a majority of our directors who are not interested persons and either our board of directors or the holders of a majority of our outstanding voting securities.

We may terminate the administration agreement with our Administrator, on 60 days’ written notice without penalty.

LICENSE AGREEMENTS

We have entered into a license agreement with Griffin Capital under which Griffin Capital will agree to grant us a non-exclusive, royalty-free license to use the name “Griffin.” We have also entered into a license agreement with Benefit Street under which Benefit Street will agree to grant us a non-exclusive, royalty-free license to use the name “Benefit Street Partners.” Under these agreements, we have a right to use the “Griffin” name for so long as GBA or one of its affiliates remains our investment adviser and the “Benefit Street Partners” name for so long as Benefit Street or one of its affiliates remains our investment sub-adviser. Other than with respect to these limited licenses, we have no legal right to the “Griffin” or “Benefit Street Partners” names. These license agreements will remain in effect for so long as the investment advisory agreement and investment sub-advisory agreement with GBA and Benefit Street, respectively, remain in effect.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into an investment advisory agreement with GBA. Pursuant to the investment advisory agreement, we will pay GBA a base management fee and an incentive fee. See “Investment Advisory Agreement” for a description of how the fees payable to GBA will be determined. We have also entered into an administration agreement with our Administrator pursuant to which we will reimburse our Administrator for administrative expenses it incurs on our behalf. See “Administration Agreement” for a description of the types of services that our Administrator will provide to us.

Our executive officers, certain of our directors and certain other finance professionals of Griffin Capital also serve as executives of GBA and Benefit Street and as officers of the Company. Mr. Shields is a director of Griffin Capital Securities Inc., the dealer manager for our offering. In addition, our executive officers and directors and the members of GBA and members of the Investment Committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as we do or of investment funds, accounts or other investment vehicles managed by our affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to our investment objective. In the future, we may compete with entities managed by GBA and its affiliates for capital and investment opportunities. In such a situation, we expect that, in order to fulfill its fiduciary duties to each of its clients, GBA will allocate investment opportunities in accordance with an allocation policy in a manner that is fair and equitable over time and consistent with our investment objective and strategies so that we are not disadvantaged in relation to any other client. GBA has agreed with our board of directors that allocations among us and other investment funds affiliated with GBA will generally be made based on capital available for investment in the asset class being allocated. We expect that our available capital for investments will be determined based on the amount of cash on-hand, existing commitments and reserves, if any, and the targeted leverage level and targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or as imposed by applicable laws, rules, regulations or interpretations.

Our Sub-Adviser and its affiliates currently manage a number of investment accounts and private investment funds, including hedge funds, single investor funds, sector specific, asset class specific or geographic specific private investment funds with investment guidelines substantially similar in whole or in part to the Company’s investment guidelines and intends to manage additional investment accounts and private investment funds. Certain funds managed by Providence may pursue investment opportunities similar to those that we intend to pursue. As a result, we may not be provided with the opportunity to fully invest in all investment opportunities available to Providence and us that would be suitable for us. To the extent that Providence or our Sub-Adviser is presented with an investment opportunity that would be appropriate for us and another fund sub-advised or managed by Providence, Providence may be faced with a conflict.

As a result of the potential overlap in investment objectives between us and certain investment accounts and funds managed by our Sub-Adviser and its affiliates, our Sub-Adviser has adopted an allocation policy governing how such investment opportunities will be allocated. However, to the extent any funds managed by Providence or our Sub-Adviser seek investment opportunities similar to the opportunities we seek, the scope of opportunities otherwise available to us may be reduced or otherwise adversely affected.

Allocation of GBA’s Time

We rely on GBA to manage our day-to-day activities and to implement our investment strategy. GBA and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, GBA, its employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved. GBA and its employees will devote only as much of its or their time to our business as GBA and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, GBA, its personnel and certain affiliates may experience conflicts of interest in allocating management time, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.

However, we believe that the members of GBA’s senior management and the other key debt finance professionals have sufficient time to fully discharge their responsibilities to us and to the other businesses in which they are involved. We believe that our affiliates and executive officers will devote the time required to manage our business and expect that the amount of time a particular executive officer or affiliate devotes to us will vary during the course of the year and depend on our business activities at the given time. Because we have not commenced operations, it is difficult to predict specific amounts of time an executive officer or affiliate will devote to us. We expect that our executive officers and affiliates will generally devote more time to programs raising and investing capital than to programs that have completed their offering stages, though from time to time each program will have its unique demands.

Allocation of Benefit Street’s Time

We rely, in part, on Benefit Street to assist in identifying investment opportunities and making investment recommendations to GBA. Benefit Street, its affiliates and their respective members, partners, officers and employees will devote as much of their time to our activities as they deem necessary and appropriate. Benefit Street and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of Benefit Street. Also, in connection with such business activities, Benefit Street and its affiliates may have existing business relationships or access to material, non-public information that may prevent it from recommending investment opportunities that would otherwise fit within our investment objectives. All of these factors could be viewed as creating a conflict of interest in that the time and effort of the members of Benefit Street, its affiliates and their officers and employees will not be devoted exclusively to our business but will be allocated between us and the management of the assets of other advisees of Benefit Street and its affiliates.

Policies and Procedures for Managing Conflicts

GBA and its affiliates will have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between GBA’s fiduciary obligations to us and its similar fiduciary obligations to other clients in a manner that is fair and equitable. For example, such policies and procedures may be designed so that, when appropriate, certain investment opportunities may be allocated on an alternating basis that is fair and equitable among us and their other clients. An investment opportunity that is suitable for multiple clients of GBA and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that GBA’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

The principals of GBA have managed and will continue to manage investment vehicles with similar or overlapping investment strategies. In order to address these issues, GBA will put in place an investment allocation policy that addresses the co-investment restrictions set forth under the 1940 Act and seeks to ensure the fair and equitable allocation of investment opportunities when we are able to co-invest with other accounts managed by GBA and affiliated entities. In the absence of receiving exemptive relief from the SEC that would permit greater flexibility relating to co-investments, GBA will apply the investment allocation policy. When we engage in such permitted co-investments, we will do so in a manner consistent with GBA’s allocation policy. We expect that under this allocation policy, a percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to us and similar eligible accounts, as periodically determined by GBA and approved by our board of directors, including all of our independent directors. We expect that this allocation policy will further provide that allocations among us and other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in our case, by our board of directors, including our independent directors. We expect to base our determinations as to the amount of capital available for investment on such factors as: the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts. In situations where co-investment with other entities managed by GBA or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, GBA will need to decide whether we or such other entity or entities will proceed with the investment. GBA will make these determinations based on its policies and procedures, which we anticipate will generally require that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.

Competition

Concurrent with this offering, certain officers of GBA are simultaneously providing investment management services to the Griffin REITs and other investment products. GBA may determine it appropriate for us and one or more other investment accounts managed by GBA, Benefit Street or any of their respective affiliates to participate in an investment opportunity.

As a BDC, we will be subject to certain regulatory restrictions in making our investments with certain affiliates under the 1940 Act, such as GBA, Benefit Street and their respective affiliates, unless we obtain an exemptive order from the SEC or co-invest alongside such affiliates in accordance with existing regulatory guidance. Together with these affiliates, we have applied for an exemptive order from the SEC; however, there can be no assurance that we will be able to co-invest alongside such affiliates or that we will be able to obtain such exemptive relief.

To the extent we are able to make co-investments with investment accounts managed by GBA, Benefit Street or their respective affiliates, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. In addition, conflicts of interest or perceived conflicts of interest may also arise in determining which investment opportunities should be presented to us and other participating accounts.

To mitigate these conflicts, GBA will seek to execute such transactions on a fair and equitable basis and in accordance with its allocation policies, taking into account various factors, which may include: the source of origination of the investment opportunity; investment objectives and strategies; tax considerations; risk, diversification or investment concentration parameters; characteristics of the security; size of available investment; available liquidity and liquidity requirements; regulatory restrictions; and/or such other factors as may be relevant to a particular transaction.

Affiliated Dealer Manager

The dealer manager is an affiliate of GBA. This relationship may create conflicts in connection with the dealer manager’s due diligence obligations under the federal securities laws. Although the dealer manager will examine the information in the prospectus for accuracy and completeness, due to its affiliation with GBA, no independent review of us will be made in connection with the distribution of our shares in this offering.

Co-Investment Opportunities

As a BDC, we will be subject to certain regulatory restrictions in negotiating certain investments with certain affiliates under the 1940 Act, such as GBA, Benefit Street and their respective affiliates. Together with these affiliates, we have applied for exemptive relief from the SEC to permit greater flexibility to negotiate the terms of co-investments. We believe that co-investment by us and other funds managed by Benefit Street or its affiliates may afford us additional investment opportunities and an ability to achieve greater diversification. The exemptive relief that we have requested would permit us to co-invest with funds managed by Benefit Street or its affiliates in the same portfolio companies under circumstances in which such investments would otherwise be prohibited by the 1940 Act, subject to the conditions of the order. We expect that such exemptive relief, if granted, would require, among other things, that our independent directors review and approve each initial co-investment. There can be no assurance such exemptive relief will be granted.

Material Non-public Information

Our senior management, members of the Investment Committee and other investment professionals from GBA may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

License Agreements

We have entered into a license agreement with Griffin Capital under which Griffin Capital will agree to grant us a non-exclusive, royalty-free license to use the name “Griffin.” We have also entered into a license agreement with Benefit Street under which Benefit Street will agree to grant us a non-exclusive, royalty-free license to use the name “Benefit Street Partners.” Under these agreements, we have a right to use the “Griffin” name for so long as GBA or one of its affiliates remains our investment adviser and the “Benefit Street Partners” name for so long as Benefit Street or one of its affiliates remains our investment sub-adviser. Other than with respect to these limited licenses, we have no legal right to the “Griffin” or “Benefit Street Partners” names. These license agreements will remain in effect for so long as the investment advisory agreement and investment sub-advisory agreement with GBA and Benefit Street, respectively, remain in effect.

Appraisal and Compensation

Our articles of incorporation provide that, in connection with any transaction involving a merger, conversion or consolidation, either directly or indirectly, involving us and the issuance of securities of a surviving entity after the successful completion of such transaction, or “roll-up,” an appraisal of all our assets will be obtained from a competent independent appraiser that will be filed as an exhibit to the registration statement registering the roll-up transaction. Such appraisal will be based on all relevant information and will indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up. The engagement of such independent appraiser will be for the exclusive benefit of our stockholders. A summary of such appraisal will be included in a report to our stockholders in connection with a proposed roll-up. All stockholders will be afforded the opportunity to vote to approve such proposed roll-up and will be permitted to receive cash in an amount of such stockholder’s pro rata share of the appraised value of our net assets.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

After this offering, no person will be deemed to control us, as such term is defined in the 1940 Act. However, prior to the completion of this offering, Griffin Capital may be deemed to control us. The following table sets forth, as of January 12, 2015, information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

•	each of our directors and each executive officer; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of January 12, 2015. Percentage of beneficial ownership is based on 22,222 shares of common stock outstanding as of January 12, 2015.

Name	Number of Shares	Percentage assuming minimum offering amount is purchased	Percentage assuming maximum offering amount is purchased
Beneficial Owners of More Than 5%:(1)
GBA(2)	11,111	4.26%	*	%
Benefit Street (2)	11,111	4.26%	*	%
Directors and Executive Officers:(1)
Interested Directors
Kevin A. Shields	—	—	—
Richard J. Byrne	—	—	—
Independent Directors
M. Brent Stevens	—	—	—
Buford Ortale	—	—	—
Dennis Schaney	—	—	—
Executive Officers
David C. Rupert	—	—	—
Joseph Miller	—	—	—
Randy Anderson	—	—	—
Umar Ehtisham	—	—	—
Howard S. Hirsch	—	—	—
All directors and officers as a group (12 persons)(3)	22,222	8.52%	—

*	Less than 1%.
(1)	The address of each beneficial owner is c/o Griffin Capital Plaza, 1520 Grand Avenue, El Segundo, California 90245.
(2)	On July 25, 2014 and July 28, 2014, pursuant to a private placement, each of GBA and Benefit Street, respectively, purchased an aggregate of 11,111 shares of our common stock at a purchase price per share of $9.00. Mr. Anderson owns 5% of GBA.
(3)	None of our directors or executive officers is a direct beneficial owner of our common stock.

The following table sets forth, as of January 12, 2015, the dollar range of our equity securities that are beneficially owned by each member of our board of directors, based on the initial public offering price of $10.00.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors:
Kevin A. Shields	None
Richard J. Byrne	None
Independent Directors:
M. Brent Stevens	None
Buford Ortale	None
Dennis Schaney	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

DISTRIBUTION REINVESTMENT PLAN

Subject to our board of directors’ discretion and applicable legal restrictions, we intend to authorize and declare cash distributions on a monthly basis and pay such distributions on either a monthly or quarterly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. Our distributions may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our public offering. Therefore, portions of the distributions that we make may represent a return of capital to you for tax purposes that will lower your tax basis in your common stock and reduce the amount of funds we have for investment in targeted assets.

For those investors who do not “opt in” to the dividend reinvestment plan their interest in the Company will be diluted over time, relative to those investors who do “opt in” to have their distributions used to purchase additional shares of our common stock.

We have adopted an “opt in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional common stock. This means that any investor who purchases shares of our common stock in this offering may elect to participate in our distribution reinvestment plan by making a written election to participate in such plan on his or her subscription agreement at the time he or she subscribes for shares. Any distributions of our common stock pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in our distribution reinvestment plan are free to participate in or terminate participation in the distribution plan by providing written notice to the reinvestment agent so that such notice is received by the reinvestment agent no later than the record date fixed by the board of directors for the applicable distribution. A participant may terminate its participation in the distribution plan by providing written notice to the reinvestment agent so that such notice is received at least two days prior to any distribution record date. If such notice of termination is received by the reinvestment agent at least two days prior to any distribution record date, it will be effective immediately; otherwise, such termination will be effective only with respect to any subsequent distribution. If you do not elect to participate in the plan you will automatically receive any distributions we declare in cash. For example, if our board of directors authorizes, and we declare, a cash distribution and you have “opted in” to our distribution reinvestment plan, then you will have your cash distributions reinvested in additional common stock rather than receiving the cash distributions. In such case, your reinvested distributions will purchase common stock at a price equal to 95% of the price that common stock is sold in the offering at the semi-monthly closing immediately following the distribution payment date. For example, if the purchase price is $10.00, then the price is 95% of $10.00, or $9.50 per share with proceeds of $9.50 to us. Stockholders reinvesting distributions may purchase shares of our common stock at a price above or below our then current net asset value per share and shareholders may experience dilution. In the event that this offering is suspended or terminated, then the reinvestment purchase price will be the net asset value per share. Common stock issued pursuant to our distribution reinvestment plan will have the same voting rights as common stock offered pursuant to this prospectus.

If you wish to receive your distributions in cash, no action will be required on your part to do so. If you are a registered stockholder, you may elect to have your entire distribution reinvested in common stock by notifying DST Systems, Inc., the reinvestment agent and our transfer agent and registrar, in writing so that such notice is received by the reinvestment agent no later than the record date for distributions to stockholders. If you elect to reinvest your distributions in additional shares of common stock, the reinvestment agent will set up an account for common stock you acquire through the plan and will hold such common stock in non-certificated form. If your common stock is held by a broker or other financial intermediary, you may “opt in” to our distribution reinvestment plan by notifying your broker or other financial intermediary of your election.

We intend to use newly issued common stock to implement the plan. The number of shares of common stock we will issue to you is determined by dividing the total dollar amount of the distribution payable to you by a price equal to 95% of the price that common stock is sold in the offering at the closing immediately following the distribution date.

There will be no selling commissions, dealer manager fees or other sales charges to you if you elect to participate in the distribution reinvestment plan. We will pay the reinvestment agent’s fees under the plan.

If you receive your cash distributions in the form of common stock, you generally are subject to the same federal, state and local tax consequences as you would be had you elected to receive your distributions in cash. Your basis for determining gain or loss upon the sale of common stock received in a distribution from us will be equal to the total dollar amount of the distribution payable in cash. Any common stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which shares of common stock are credited to your account. See “Material U.S. Federal Income Tax Considerations.”

We reserve the right to amend, suspend or terminate the distribution reinvestment plan. We may terminate the plan upon notice in writing mailed to you at least 30 days prior to any record date for the payment of any distribution by us. You may terminate your account under the plan by filling out the transaction request form located at the bottom of your statement and sending it to the plan.

All correspondence concerning the plan should be directed to DST Systems, Inc., the reinvestment agent, at P.O. Box 219133, Kansas City, MO 64121-9133 or by telephone at (877) 628-8575.

We have filed the complete form of our distribution reinvestment plan with the SEC as an exhibit to this registration statement of which this prospectus is a part. You may obtain a copy of the plan by request of the reinvestment agent or by contacting DST Systems, Inc. or us.

DESCRIPTION OF OUR SECURITIES

The following description is based on relevant portions of the Maryland General Corporation Law and on our articles of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our articles of incorporation and bylaws for a more detailed description of the provisions summarized below.

Stock

Our authorized stock consists of 500,000,000 shares of stock, par value $0.001 per share, of which 450,000,000 shares are classified as common stock and 50,000,000 shares are classified as preferred. There is currently no market for our common stock, and we do not expect that a market for our shares will develop in the future. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally will not be personally liable for our debts or obligations.

Set forth below is a chart describing the classes of our securities outstanding as of January 12, 2015:

Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Under Column (3)
Common Stock	450,000,000	—	22,222
Preferred Stock	50,000,000	—	—

Common Stock

Under the terms of our charter, all shares of our common stock will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Except as may be provided by our board of directors in setting the terms of classified or reclassified stock, shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In addition, our shares of common stock are not subject to any mandatory redemption obligations by us. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as may be provided by our board of directors in setting the terms of classified or reclassified stock, the holders of our common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able to elect all of our directors, provided that there are no shares of any other class or series of stock outstanding entitled to vote in the election of directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Under the terms of our charter, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board of directors has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, distribution rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. The issuance of any preferred stock must be approved by a majority of our independent directors not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel.

Preferred stock could be issued with rights and preferences that would adversely affect the holders of common stock. Preferred stock could also be used as an anti-takeover device. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance of preferred stock and before any distribution is made with respect to our common stock and before any purchase of common stock is made, the aggregate involuntary liquidation preference of such preferred stock together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advancement of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Our charter contains a provision, which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity against reasonable expenses incurred in the proceeding in which the director or officer was successful. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a benefit or profit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our charter and bylaws obligate us, to the fullest extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify (i) any present or former director or officer, (ii) any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, or (iii) GBA of any of its affiliates acting as an agent for us, from and against any claim or liability to which the person or entity may become subject or may incur by reason of their service in that capacity, and to pay or reimburse their reasonable expenses as incurred in advance of final disposition of a proceeding. In accordance with the 1940 Act, we will not indemnify certain persons for any liability to the extent that such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Notwithstanding the foregoing, and in accordance with guidelines adopted by the North American Securities Administrations Association, our charter prohibits us from indemnifying or holding harmless an officer, director, employee, controlling person and any other person or entity acting as our agent (which would include, without limitation, GBA and its affiliates) unless each of the following conditions are met: (1) we have determined, in good faith, that the course of conduct that caused the loss or liability was intended to be in our best interest; (2) we have determined, in good faith, that the party seeking indemnification was acting or performing services on our behalf; (3) we have determined, in good faith, that such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is GBA, any of its affiliates, or any officer of the Company, GBA or an affiliate of GBA, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is a director (and not also an officer of the Company, GBA or an affiliate of GBA); and (4) such indemnification or agreement to hold harmless is recoverable only out of our net assets and not from our stockholders.

The investment advisory agreement provides that GBA and its officers, managers, controlling persons and any other person or entity affiliated with it acting as our agent will not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by GBA or such other person, nor will GBA or such other person be held harmless for any loss or liability suffered by us, unless: (1) GBA or such other person has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests; (2) GBA or such other person was acting on behalf of or performing services for us; (3) the liability or loss suffered was not the result of negligence or misconduct by GBA or such other person acting as our agent; and (4) the indemnification or agreement to hold GBA or such other person harmless for any loss or liability suffered by us is only recoverable out of our net assets and not from our stockholders. In accordance with the 1940 Act, we will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

GBA also has entered into an investment sub-advisory agreement with us and Benefit Street. Pursuant to the terms of the investment sub-advisory agreement, we will indemnify Benefit Street against any loss arising from, or in connection with, the performance of Benefit Street’s obligations under the investment sub-advisory agreement, and GBA shall indemnify Benefit Street against any loss arising from, or in connection with, GBA’s breach of the terms, representations and warranties under the investment sub-advisory agreement or otherwise based upon the performance of GBA’s duties or obligations under the investment sub-advisory agreement or in its role as our investment adviser, including by reason of any pending, threatened or completed claim, action, suit, investigation or other proceeding or regulatory or self-regulatory inquiry (including an action or suit by or in the right of the Company or GBA (and its officers. managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with GBA, including, without limitation, its manager); provided, however, that Benefit Street will not be indemnified for any loss that is sustained as a result of Benefit Street’s willful misfeasance, bad faith, or gross negligence in the performance of Benefit Street’s duties or by reason of the reckless disregard of Benefit Street’s duties and obligations under the investment sub-advisory agreement, in each case, as the same is finally determined by judicial proceedings.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The MGCL and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Election of Directors

As permitted by Maryland law, our directors will be elected by a plurality of all votes cast by holders of the outstanding shares of stock entitled to vote at a meeting at which a quorum is present.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set by our board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. Our charter and bylaws provide that the number of directors generally may not be less than one or more than twelve. Except as may be provided by our board of directors in setting the terms of any class or series of preferred stock, and pursuant to an election in our charter as permitted by Maryland law, any and all vacancies on our board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Under the mandatory provisions of the MGCL, our stockholders may remove a director, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast in the election of directors.

We have a total of five members of our board of directors, three of whom are independent directors. Our charter provides that a majority of our board of directors must be independent directors except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of his or her successor.

Action by Stockholders

The MGCL provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter permits the consent in lieu of a meeting to be less than unanimous, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to our board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by our board of directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to our board of directors at a special meeting may be made only (x) pursuant to our notice of the meeting, (y) by our board of directors or (z) provided that our board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. In addition, our charter and bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast 10% or more of the votes entitled to be cast at the meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by its board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Under our charter, provided that our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, an action that requires stockholder approval, including our dissolution, a merger or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must be approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Notwithstanding the foregoing, amendments to our charter to make our common stock a “redeemable security” or to convert the company, whether by merger or otherwise, from a closed-end company to an open-end company must be approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.

Our charter and bylaws provide that our board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

Our charter provides that approval by a majority of our stockholders is needed for the following actions:

•	amendment of the investment advisory agreement;

•	removal of GBA and election of a new investment adviser; and

•	approval or disapproval of the sale of all or substantially all of the assets of the Company when such sale is to be made other than in the ordinary course of the Company’s business; and

•	approval of a merger or any other reorganization of the Company.

Without the approval of a majority of our stockholders, GBA may not:

•	amend the investment advisory agreement except for amendments that would not adversely affect the interests of our stockholders;

•	voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our stockholders;

•	appoint a new investment adviser;

•	sell all or substantially all of our assets; and

•	approve a merger or any other reorganization of the Company.

No Appraisal Rights

In certain extraordinary transactions, the MGCL provides the right to dissenting stockholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act defined and discussed below, as permitted by the Maryland General Corporation Law, and similar rights in connection with a proposed roll-up transaction, our charter provides that stockholders will not be entitled to exercise appraisal rights. See “Certain Relationships and Related Party Transactions — Appraisal and Compensation.”

Control Share Acquisitions

The MGCL provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, which we refer to as the Control Share Acquisition Act. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future (before or after a control share acquisition). However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if our board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, certain “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder, which we refer to as the Business Combination Act. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if our board of directors approved in advance the transaction by which he or she otherwise would have become an interested stockholder. However, in approving a transaction, our board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by our board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by our board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by our board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or our board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Additional Provisions of Maryland Law

Maryland law provides that a Maryland corporation that is subject to the Exchange Act and has at least three outside directors can elect by resolution of the board of directors to be subject to some corporate governance provisions that may be inconsistent with the corporation’s charter and bylaws. Under the applicable statute, a board of directors may classify itself without the vote of stockholders. A board of directors classified in that manner cannot be altered by amendment to the charter of the corporation. Further, our board of directors may, by electing into applicable statutory provisions and notwithstanding the charter or bylaws:

•	provide that a special meeting of stockholders will be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at the meeting;

•	reserve for itself the right to fix the number of directors;

•	provide that a director may be removed only by the vote of the holders of two-thirds of the stock entitled to vote;

•	retain for itself sole authority to fill vacancies created by the death, removal or resignation of a director; and

•	provide that all vacancies on our board of directors may be filled only by the affirmative vote of a majority of the remaining directors, in office, even if the remaining directors do not constitute a quorum.

In addition, if the board is classified, a director elected to fill a vacancy under this provision will serve for the balance of the unexpired term instead of until the next annual meeting of stockholders. A board of directors may implement all or any of these provisions without amending the charter or bylaws and without stockholder approval. A corporation may be prohibited by its charter or by resolution of its board of directors from electing any of the provisions of the statute. We are not prohibited from implementing any or all of the statute.

Pursuant to our charter, we have elected to be subject to a specific provision of the statute such that, at all times that we are eligible to make that election, all vacancies on our board of directors resulting from an increase in the size of the board or the death, resignation or removal of a director may be filled only by the affirmative vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum. That election by our board is subject to applicable requirements of the 1940 Act and subject to any provisions of a class or series of preferred stock established by the board, and provided that independent directors shall nominate replacements for any vacancies among the independent directors’ positions. While certain other of the provisions available for election under the statute are already contemplated by our charter and bylaws, the law would permit our board of directors to override further changes to the charter or bylaws.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Reports to Stockholders

Within 60 days after each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record and to the state securities administrator in each state in which we offer or sell securities. In addition, we will distribute our annual report on Form 10-K to all stockholders and to the state securities administrator in each state in which we offer or sell securities within 120 days after the end of each fiscal year. These reports will also be available on our website at www.griffincapital.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in this prospectus or the registration statement of which this prospectus is a part, unless the prospectus or the registration statement is specifically amended or supplemented to include such reports.

On a quarterly basis, we will send information to all stockholders of record regarding the sources of distributions paid to our stockholders in such quarter.

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website at www.griffincapital.com. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or IRS, regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•	a trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A potential investor that is a partner in a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We intend to elect, as of the commencement of our operations, to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any income that we distribute to our stockholders. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a RIC

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement,

then we will not be subject to federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 of that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each taxable year to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly-traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly-traded partnerships,” (the “Diversification Tests”).

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

We intend to invest a portion of our net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. We will address these and other issues to the extent necessary in order to seek to ensure that we distribute sufficient income so that we do not become subject to U.S. federal income or excise tax.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given year exceed gross taxable income, we would have a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for U.S. federal income tax purposes have aggregate taxable income for several years that we distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, a holder may receive a larger capital gain distribution than the holder would have received in the absence of such transactions.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% gross income test described above. We will monitor our transactions and may make certain tax elections in order to mitigate the potential adverse effect of these provisions.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”), may be eligible for a maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently generally taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Under our distribution reinvestment plan, our stockholders who “opt in” to our distribution reinvestment plan will have their cash dividends and distributions automatically reinvested in additional shares of our common stock, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to U.S. stockholders. A U.S. stockholder will have an adjusted basis in the additional common stock purchased through the plan equal to the cash that would have been received if the stockholder had received the dividend or distribution in cash, unless we were to issue new shares that are trading at or above net asset value, in which case, the stockholder’s basis in the new shares would generally be equal to their fair market value. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include such stockholder’s share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to such stockholder’s allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for its shares of common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

We may distribute taxable dividends that are payable in cash or additional shares at the election of each stockholder. Under certain applicable provisions of the Code and the U.S. Treasury regulations, distributions payable in cash or in shares at the election of stockholders are treated as taxable dividends. The IRS has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many stockholders elect to receive their distributions in cash, each such stockholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares. If we decide to make any distributions consistent with these rulings that are payable in part in shares, taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, shares, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the shares it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of the shares at the time of the sale. In addition, if a significant number of the stockholders determine to sell their shares in order to pay taxes owed on dividends, it may put downward pressure on the trading price of its shares. Notwithstanding the foregoing, there is currently no public market for shares of the Company and there can be no assurance that one will develop.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of distributions paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the distribution was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are generally subject to a maximum federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from us and net gains from redemptions or other taxable dispositions of our common stock) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We (or if a U.S. stockholder holds shares through an intermediary, such intermediary) will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for the preferential maximum rate). Distributions paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not be attributable to dividends received by us. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

For any period that we are not considered to be a “publicly offered” RIC, a non-corporate stockholder’s pro rata portion of our affected expenses, including our management fees, will be treated as an additional dividend to the stockholder and will be deductible by such stockholder only to the extent permitted under the limitations described below. For noncorporate stockholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a nonpublicly offered RIC, including advisory fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible only to individuals to the extent they exceed 2% of such a stockholder’s adjusted gross income, and are not deductible for alternative minimum tax purposes. A publicly offered RIC is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. We anticipate that we will qualify as a publicly offered RIC after our first tax year, there can be no assurance that we will in fact so qualify for any of our taxable years.

Recent legislation requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

We may be required to withhold federal income tax, or backup withholding from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our investment company taxable income to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, with respect to certain distributions made by RICs to Non-U.S. stockholders in taxable years beginning before January 1, 2015, no withholding was required and the distributions generally were not subject to federal income tax if (i) the distributions were properly reported in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions were derived from sources specified in the Code for such dividends and (iii) certain other requirements were satisfied. No assurance can be given as to whether legislation will be enacted to extend the application of this provision to taxable years of RICs beginning on or after January 1, 2015. In addition, no assurance can be provided that any of our distributions will be reported as eligible for this exemption from withholding even if extended.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States, or such Non-U.S. stockholder in the United States or (ii) in the case of an individual stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the distributions or gains and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to U.S. federal withholding tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Under legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” a 30% withholding tax is imposed on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends and, for amount paid after December 31, 2016, the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, a 30% withholding is also imposed on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which they hold their shares, Non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.

Non-U.S. stockholders may also be subject to U.S. estate tax with respect to their investment in our common stock.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a RIC

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).

If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions made would be taxable to our stockholders as ordinary dividend income that, subject to certain limitations, may be eligible for the 20% maximum rate to the extent of our current and accumulated earnings and profits provided certain holding period and other requirements were met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years (or shorter applicable period), unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

REGULATION

We will elect to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of our directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) 50% of our voting securities.

We will generally not be able to issue and sell our common stock at a price per share, after deducting selling commissions and dealer manager fees, that is below our net asset value per share. See “Risk Factors — Risks Related to Our Operations As A Business Development Company And A RIC” governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value per share in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a BDC, we will be subject to certain regulatory restrictions in negotiating certain investments with certain affiliates under the 1940 Act, such as GBA, Benefit Street and their respective affiliates. Together with these affiliates, we have applied for exemptive relief from the SEC to permit greater flexibility to negotiate the terms of co-investments. We believe that co-investment by us and other funds managed by Benefit Street or its affiliates may afford us additional investment opportunities and an ability to achieve greater diversification. The exemptive relief that we have requested would permit us to co-invest with funds managed by Benefit Street or its affiliates in the same portfolio companies under circumstances in which such investments would otherwise be prohibited by the 1940 Act, subject to the conditions of the order. We expect that such exemptive relief, if granted, would require, among other things, that our independent directors review and approve each initial co-investment. There can be no assurance such exemptive relief will be granted.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:

1.	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

a.	is organized under the laws of, and has its principal place of business in, the United States;

b.	is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

c.	satisfies any of the following:

i.	does not have any class of securities that is traded on a national securities exchange;

ii.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

iii.	is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

iv.	is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

2.	Securities of any eligible portfolio company that we control.

3.	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4.	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

5.	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

6.	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

BDCs generally must offer to make available to the issuer of the securities significant managerial assistance, except in circumstances where either (i) the BDC controls such issuer of securities or (ii) the BDC purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25%

of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. GBA will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, See “Risk Factors — Risks Related to Our Investments” and “Risk Factors — Risks Related to Our Operations As A Business Development Company And A RIC.”

Code of Ethics

We and GBA each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that, among other things, establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. These codes of ethics are attached as exhibits to the registration statement of which this prospectus is a part. You may also read and copy these codes of ethics at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, our code of ethics is available on our website at www.griffincapital.com and on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

You may also obtain a copy of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

Compliance Policies and Procedures

We and GBA each have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer and the chief compliance officer of GBA are responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to GBA. The proxy voting policies and procedures of GBA are set forth below. The guidelines are reviewed periodically by GBA and our non-interested directors, and, accordingly, are subject to change.

As an investment adviser registered under the Advisers Act, GBA will have a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of GBA are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

GBA will vote proxies relating to our securities in the best interest of its clients’ stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by its clients. Although GBA will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of GBA are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how GBA intends to vote on a proposal in order to reduce any attempted influence from interested parties.

You may obtain information, without charge, regarding how GBA voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Griffin-Benefit Street Partners BDC Corp., at Griffin Capital Plaza, 1520 Grand Avenue, El Segundo, California 90245 or by calling us at (310) 469-6100 or toll free at (888) 926-2688.

Other

We will be periodically examined by the SEC for compliance with the 1940 Act.

We will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Securities Exchange Act and Sarbanes-Oxley Act Compliance

We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer will be required to certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports will be required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

•	pursuant to Rule 13a-15 of the Exchange Act, our management will be required to prepare a report regarding its assessment of our internal control over financial reporting. When we are no longer an emerging growth company under the JOBS Act, our independent registered public accounting firm will be required to audit our internal control over financial reporting.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We intend to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith. In addition, we intend to voluntarily comply with Section 404(b) of the Sarbanes-Oxley Act, and will engage our independent registered public accounting firm to audit our internal control over financial reporting.

PLAN OF DISTRIBUTION

General

This is a continuous offering of our common stock as permitted by the federal securities laws. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, which are subject to SEC review, to allow us to continue this offering for at least two years. This offering must be registered in every state in which we offer or sell common stock. Generally, such registrations are for a period of one year. Thus, we may have to stop selling common stock in any state in which our registration is not annually renewed or otherwise extended. The dealer manager is not required to sell any specific number or dollar amount of common stock but intends to use its best efforts to sell the common stock offered. The minimum permitted purchase is $2,500, except for purchases by (1) our existing stockholders, including purchases made pursuant to the distribution reinvestment plan, and (2) existing investors in other programs sponsored by our Sponsor, which may be in lesser amounts; provided however, that the minimum initial investment for purchases made by an IRA is at least $1,500. In addition, you may not transfer, fractionalize or subdivide your investment so as to retain an amount less than the applicable minimum initial investment. In order for retirement plans to satisfy the minimum initial investment requirements, unless otherwise prohibited by state law, a husband and wife may contribute funds from their separate IRAs, provided that each such contribution is at least $100. You should note that an investment in shares of our common stock will not, in itself, create a retirement plan and that in order to create a retirement plan, you must comply with all applicable provisions of the Code. Pursuant to this prospectus, we are required to raise at least $2.5 million within one year from the date of this prospectus in order to meet the minimum offering requirement. Upon satisfying the minimum offering requirement, offering proceeds will be released to us and we will commence operations. On July 25, 2014 and July 28, 2014, pursuant to a private placement, each of GBA and Benefit Street, respectively, contributed an aggregate of $100,000 to purchase 11,111 shares of our common stock at $9.00 per share, which represents the initial public offering price of $10.00 per share net of selling commissions and dealer manager fees. Neither GBA nor Benefit Street will tender these shares for repurchase as long as it remains the investment adviser or investment sub-adviser, respectively. As a result, upon achievement of the minimum offering requirement, we will have raised total gross proceeds of approximately $2.5 million plus proceeds received from the private placements. After we have satisfied the minimum offering requirement, additional purchases must be in increments of $500, except for purchases made pursuant to our distribution reinvestment plan.

Pending meeting the minimum offering requirement, all subscription payments will be placed in an account held by the escrow agent, UMB Bank, N.A., in trust for our subscribers’ benefit, pending release to us. If we do not raise gross offering proceeds of $2.5 million by one year from the date of this prospectus, we will promptly return all funds in the escrow account (including interest) and we will stop offering common stock. We will not deduct any fees or expenses if we return funds from the escrow account. Upon meeting the minimum offering requirement as noted above, funds will be released from escrow to us within approximately 30 days and investors with subscription funds held in the escrow will be admitted as stockholders as soon as practicable, but in no event later than 15 days after such release.

The dates on which we will accept subscriptions will be the first business day of each week. Common stock issued pursuant to our distribution reinvestment plan typically will be issued on the same date that we hold our first semi-monthly closing in a calendar month or quarter, as the case may be. In addition, in months in which we repurchase common stock, we expect to conduct repurchases on the same date that we hold our first semi-monthly closing in a calendar month or quarter, as the case may be, during the sale of common stock in this offering.

After meeting the minimum offering requirement, we will then sell our shares on a continuous basis at a price of $10.00 per share; however, to the extent that our net asset value increases, we will sell shares of common stock at a price necessary to ensure that shares of common stock are not sold at a price, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our then-current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. Therefore, persons who tender subscriptions for shares of our common stock in this offering must submit subscriptions for a certain dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock.

A decline in our net asset value per share to an amount more than 2.5% below our current offering price, net of selling commissions and dealer manager fees, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our board of directors, in consultation with our management, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) net asset value per share decreases to more than 2.5% below our then-current net offering price and (ii) our board of directors believes that such decrease in net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our board of directors will undertake to establish a new net offering price that is not more than 2.5% above our net asset value per share. If our board of directors determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, investors will purchase common stock at an offering price per share, net of selling commissions and dealer manager fees, which represents a premium to the net asset value per share of greater than 2.5%. Promptly following any adjustment to the offering price per share of our common stock offered pursuant to this prospectus, we will update this prospectus by filing a prospectus supplement with the SEC. We will also make updated information available via our website at www.griffincapital.com.

To purchase common stock in this offering, you must complete and sign a subscription agreement (in the form attached to this prospectus as Appendix A) for a specific dollar amount equal to or greater than $2,500 ($1,500 for purchases by an IRA) and pay such amount at the time of subscription. Prior to our meeting the minimum offering requirement, you should make your check payable to “UMB Bank, N.A., as escrow agent for Griffin-Benefit Street Partners BDC Corp.” Subsequent to our meeting the minimum offering requirement, you should make your check payable to “Griffin-Benefit Street Partners BDC Corp.” Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part, for any or no reason. Pending acceptance of your subscription, proceeds will be deposited into an account for your benefit. Subscriptions received prior to our meeting the minimum offering requirement will be deposited into an interest-bearing account.

The dealer manager and selected broker-dealers are required to deliver a copy of the prospectus to each potential investor. We may make this prospectus, our subscription agreement, certain offering documents, administrative and transfer forms, as well as certain marketing materials, available electronically to the dealer manager and selected broker-dealers as an alternative to paper copies when possible. As a result, if the dealer manager or a selected broker-dealer chooses, with an investor’s prior consent, it may provide an investor with the option of receiving the prospectus, a subscription agreement, offering documents, administrative and transfer forms, as well as marketing materials, electronically. If the dealer manager or a selected broker-dealer chooses to offer electronic delivery of these documents to an investor, it will comply with all applicable requirements of the SEC and FINRA and any laws or regulations related to the electronic delivery of documents. In any case, an investor may always receive a paper copy of these documents upon request to the dealer manager or the selected broker-dealer.

Semi-Monthly Pricing Procedures

In connection with each semi-monthly closing on the sale of common stock offered on a continuous basis, the board of directors or a committee thereof will make a determination, no later than forty-eight (48) hours prior to the time that each semi-monthly closing and sale is made, that the offering price per share for such common stock, after deduction of selling commissions and dealer manager fees, is not below our then-current net asset value per share. For additional information regarding the semi-monthly pricing procedures, please refer to “Determination of Net Asset Value.”

About the Dealer Manager

The dealer manager is Griffin Capital Securities, Inc., a California corporation and an affiliate of GBA and subsidiary of Griffin Capital. Griffin Capital Securities, Inc. was formed in 1991 and became approved as a member of the Financial Industry Regulatory Authority (FINRA) in 1995. The dealer manager receives compensation for services relating to this offering and provides certain sales, promotional and marketing services to us in connection with the distribution of the common stock offered pursuant to this prospectus. For additional information about the dealer manager, including information related to its affiliation with us and GBA. See “Certain Relationships and Related Party Transactions.”

Compensation of the Dealer Manager and Selected Broker-Dealers

Except as set forth below, the dealer manager will receive selling commissions of 7% of the gross offering proceeds sold in this offering. We expect the dealer manager to authorize other broker-dealers that are members of FINRA, which we refer to as selected broker-dealers, to sell our shares. The dealer manager will reallow the selling commissions to selected broker-dealers.

The dealer manager will also receive a dealer manager fee of 3% of the gross offering proceeds as compensation for acting as the dealer manager. The dealer manager, in its sole discretion, may re-allow to any selected broker-dealer a portion of its dealer manager fee for reimbursement of marketing expenses. The amount of the reallowance will be based on such factors as the number of shares sold by the selected broker-dealer, the assistance of the broker-dealer in marketing the offering and due diligence expenses incurred.

This offering is being made in compliance with Conduct Rule 2310 of FINRA. Under the rules of FINRA, the maximum compensation payable to members of FINRA participating in this offering may not exceed 10% of our gross offering proceeds. In addition, we will not pay selling commissions or dealer manager fees on shares sold pursuant to our distribution reinvestment plan. The amount that would have been paid as selling commissions and dealer manager fees if the shares sold pursuant to our distribution reinvestment plan had been issued pursuant to this public offering of shares will be invested in additional shares and thus retained and used by us. Therefore, the net proceeds to us for issuance pursuant to our distribution reinvestment plan will be greater than the net proceeds to us for sales pursuant to this prospectus.

In addition to the payment of selling commissions and dealer manager fees, we reimburse the dealer manager and selected broker-dealers for bona fide accountable due diligence expenses; however, to the extent these due diligence expenses cannot be justified, any excess over actual due diligence expenses will be considered underwriting compensation subject to the 10% limitation and, when aggregated with all other non-accountable expenses may not exceed 3% of gross offering proceeds.

To the extent permitted by law and our articles of incorporation, we have agreed to indemnify selected broker-dealers and the dealer manager, against certain liabilities, including certain liabilities arising under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the dealer manager agreement. The selected broker-dealers participating in the offering of our common stock are not obligated to obtain any subscriptions on our behalf and we cannot assure you that any common stock will be sold.

Share Distribution Channels

We expect the dealer manager to use multiple distribution channels to sell our shares. These channels may have different or no selling commissions, and consequently, a different purchase price for the shares.

We also expect to deliver our shares through independent investment advisers (both affiliated and unaffiliated with registered broker-dealers) and through banks and other entities exempt from broker-dealer registration and acting as trustees or fiduciaries.

Subject to compliance with applicable regulations, we may sell shares directly to certain institutional investors in negotiated transactions in which no party is acting as an underwriter, dealer or agent. We will determine the per share price through negotiations with these institutional investors.

Special Discounts

We are offering, and participating broker-dealers and their registered representatives will be responsible for implementing, volume discounts to investors who purchase $500,000 or more in our shares from the same participating broker-dealer, whether in a single purchase or as the result of multiple purchases. Any reduction in the amount of the sales commissions as a result of volume discounts received may be credited to the investor in the form of the issuance of additional shares.

The volume discounts operate as follows:

Amount of Shares Purchased	Commission Percentage	Price Per Share to the Investor	Amount of Commission Paid Per Share	Net Offering Proceeds Per Share
Up to $500,000	7.0%	$10.00	$0.70	$9.30
$500,000.01 to $1,000,000	6.0%	$9.90	$0.60	$9.30
$1,000,000.01 to $2,000,000	5.0%	$9.80	$0.50	$9.30
$2,000,000.01 to $5,000,000	4.0%	$9.70	$0.40	$9.30
$5,000,000.01 to $7,500,000	3.0%	$9.60	$0.30	$9.30
$7,500,000.01 to $10,000,000	2.0%	$9.50	$0.20	$9.30
$10,000,000.01 and over	1.0%	$9.40	$0.10	$9.30

The reduced selling price per share and selling commissions are applied to the incremental dollar amounts falling within the indicated range only. All commission rates are calculated assuming a $10.00 price per share. Thus, for example, an investment of $1,500,000 would result in a total purchase of approximately 151,525 shares of our common stock as follows:

•	50,000 shares of our common stock at $10.00 per share (total: $500,000) and a 7.0% commission;

•	Approximately 50,505 shares of our common stock at $9.90 per share (total: $500,000) and a 6.0% commission; and

•	Approximately 51,020 shares of our common stock at $9.80 per share (total: $500,000) and a 5.0% commission.

In the above example, you will receive approximately 151,525 shares instead of 150,000 shares, the number of shares you would have received if you had paid $10.00 per share. The net offering proceeds we receive from the sale of shares are not affected by volume discounts.

If you qualify for a particular volume discount as the result of multiple purchases of our shares, you will receive the benefit of the applicable volume discount for the individual purchase which qualified you for the volume discount, but you will not be entitled to the benefit for prior purchases. Additionally, once you qualify for a volume discount, you will receive the benefit for subsequent purchases. For this purpose, if you purchase shares issued and sold in this offering, you will receive the benefit of such share purchases in connection with qualifying for volume discounts in future offerings.

As set forth below, a “single purchaser” may combine purchases by other persons for the purpose of qualifying for a volume discount, and for determining commissions payable to participating broker-dealers. You must request that your share purchases be combined for this purpose by designating such on your subscription agreement. For the purposes of such volume discounts, the term “single purchaser” includes:

•	an individual, his or her spouse and their parents or children under the age of 21 who purchase the common shares for his, her or their own accounts;

•	a corporation, partnership, association, joint-stock company, trust fund or any organized group of persons, whether incorporated or not;

•	an employees’ trust, pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Code; and

•	all commingled trust funds maintained by a given bank.

Any request to combine purchases of our shares will be subject to our verification that such purchases were made by a “single purchaser.”

Requests to combine subscriptions as part of a combined order for the purpose of qualifying for volume discounts must be made in writing by the participating broker-dealer, and any resulting reduction in commissions will be prorated among the separate subscribers. As with volume discounts provided to qualifying single purchasers, the net proceeds we receive from the sale of shares will not be affected by volume discounts provided as a result of a combined order.

Regardless of any reduction in any commissions for any reason, any other fees based upon gross proceeds of the offering will be calculated based upon the purchase price per share, excluding any discounts. An investor qualifying for a volume discount will receive a higher percentage return on his or her investment than investors who do not qualify for such discount. Notwithstanding the foregoing, after you have acquired our common shares and if you are a participant in our distribution reinvestment plan, you may not receive a discount greater than 5% on any subsequent purchase of our shares. This restriction may limit the amount of the volume discounts available to you after your initial investment.

California and Minnesota residents should be aware that volume discounts will not be available in connection with the sale of shares made to such investors to the extent such discounts do not comply with the laws of California and Minnesota. Pursuant to this rule, volume discounts can be made available to California or Minnesota residents only in accordance with the following conditions:

•	there can be no variance in the net proceeds to us from the sale of the shares to different purchasers of the same offering;

•	all purchasers of the shares must be informed of the availability of volume discounts;

•	the minimum amount of shares as to which volume discounts are allowed cannot be less than $10,000;

•	the variance in the price of the shares must result solely from a different range of commissions, and all discounts allowed must be based on a uniform scale of commissions; and

•	no discounts are allowed to any group of purchasers.

Accordingly, volume discounts for California and Minnesota residents will be available in accordance with the foregoing table of uniform discount levels based on dollar amount of shares purchased for single purchasers. However, no discounts will be allowed to any group of purchasers, and no subscriptions may be aggregated as part of a combined order for purposes of determining the dollar amount of shares purchased.

For sales of $10,000,000 or more, our dealer manager may agree to waive all or a portion of the dealer manager fee. In such instance, shares purchased in any such transaction may be at a discount of up to 9%, or $9.10 per share, reflecting a reduction in selling commissions from 7% to 1% as the result of volume discounts and an additional reduction of 3% due to the dealer manager’s waiver of its fee. The net offering proceeds we receive will not be affected by any such waiver of the dealer manager fee.

You should ask your financial advisor and broker-dealer about the ability to receive volume discounts through any of the circumstances described above.

Other Discounts

In addition, our executive officers and directors and their immediate family members, as well as officers and employees of GBA, Benefit Street and their respective affiliates and their immediate family members and other individuals designated by management, and, if approved by our board of directors, joint venture partners, consultants and other service providers, may purchase shares of our common stock in this offering and may be charged a reduced rate for certain fees and expenses in respect of such purchases. Except for certain share ownership and transfer restrictions contained in our articles of incorporation, there is no limit on the number of shares of our common stock that may be sold to such persons. In addition, the selling commission and the dealer manager fees may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales to selected broker-dealers and registered investments advisers, and any of their associated persons purchasing for their own account or their IRAs or qualified plans, sales to certain institutional investors, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. The amount of net proceeds to us will not be affected by reducing or eliminating the selling commissions or the dealer manager fees payable in connection with sales to such institutional investors and affiliates. GBA, Benefit Street and their respective affiliates will be expected to hold their shares of our common stock purchased as stockholders for investment and not with a view towards distribution. Shares of our common stock purchased by our executive officers and directors, GBA, Benefit Street and by officers, employees or other affiliates of GBA or Benefit Street will not count toward the minimum offering requirement.

Transfer on Death Designation

You have the option of placing a transfer on death, or “TOD,” designation on your common stock purchased in this offering. A TOD designation transfers ownership of your common stock to your designated beneficiary upon your death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right of survivorship of the common stock. However, this option is not available to residents of the states of Louisiana or Texas. If you would like to place a TOD designation on your common stock, you must complete and return the transfer on death form available upon request to us in order to effect the designation.

Supplemental Sales Material

In addition to this prospectus, we intend to use supplemental sales material in connection with the offering of our shares, although only when accompanied by or preceded by the delivery of the prospectus, as supplemented. We will submit all supplemental sales material to the SEC for review prior to distributing such material. The supplemental sales material does not contain all of the information material to an investment decision and should only be reviewed after reading the prospectus. The sales material expected to be used in permitted jurisdictions includes:

•	investor sales promotion brochures;

•	cover letters transmitting the prospectus;

•	brochures containing a summary description of this offering;

•	fact sheets describing the general nature of the Company and our investment objective;

•	asset flyers describing our recent investments;

•	broker updates;

•	online investor presentations;

•	third-party article reprints;

•	website material;

•	electronic media presentations; and

•	client seminars and seminar advertisements and invitations.

All of the foregoing material will be prepared by GBA or its affiliates with the exception of the third-party article reprints, if any. In certain jurisdictions, some or all of such sales material may not be available. In addition, the sales material may contain certain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material.

We are offering shares in this offering only by means of this prospectus. Although the information contained in supplemental sales materials prepared by us will not conflict with any of the information contained in the prospectus, as supplemented, the supplemental materials, including any third-party reprints, do not purport to be complete and should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which the prospectus is a part.

ALTERNATIVE INVESTMENTS

Financial planners generally recommend that investors hold a diversified investment portfolio, including traditional investments, such as stocks, bonds and mutual funds, and alternative investments. The objective of this strategy is to reduce the overall portfolio risk and volatility of an investor’s wealth portfolio while achieving acceptable rates of return.

An investment in a non-listed BDC may be regarded as an alternative investment. The appropriate proportion of an investor’s wealth portfolio that should be held in alternative investments will vary from investor to investor. You should consult your financial advisor regarding asset allocation strategies.

As a wealth management strategy, a non-listed BDC may be appropriate for certain investors for reasons that include:

•	Portfolio diversification. An investment in a non-listed BDC may provide diversification between alternative and other forms of investments. It may also provide diversification among your alternative investments.

•	Non-correlation. BDCs that are not listed on stock exchanges may exhibit little or no correlation to listed stock or bond markets.

•	Access to private equity-type investing. A BDC advised by an experienced manager may provide investors with access to investments typically associated with private equity investing.

•	Distributions. A BDC frequently authorizes and declares regular cash distributions. In addition, a BDC that also elects to be treated as a RIC must distribute at least 90% of its investment company taxable income.

•	Potential for capital growth. BDCs may offer the potential for growth of invested capital as the result of reinvesting the proceeds from earlier investments to compound the return achieved from such earlier investments.

•	Secured Loans. BDCs like ours may invest in loans that are secured by all of the portfolio company’s assets.

•	Potential inflation and recession hedge. The loans that a debt-focused BDC like us typically targets are based on a floating rate of interest that typically may rise in conjunction with higher inflation, which can benefit transactions that are closed prior to or at the beginning of inflationary periods. In a recession, credit may tighten as traditional financing sources increase financing standards and/or stop providing financing altogether. This could increase the pool of favorable investments for debt-focused BDCs that have capital on hand to invest.

•	Tax advantages. BDCs that elect to be treated as a RIC generally do not pay corporate-level federal income taxes on income that is distributed to stockholders, which enhances the after-tax return that investors receive from investments in such BDCs. See “Material U.S. Federal Income Tax Consequences.”

We expect to exhibit some or all of the characteristics described above. Before considering any investment in our common stock, you should first consult with your financial advisor and read and understand this prospectus, including the section entitled “Risk Factors.” You must also meet the general and State specific suitability standards as set out in this prospectus. See “Suitability Standards.”

LIQUIDITY STRATEGY

We intend to seek to complete a liquidity event for our stockholders within approximately five years following the completion of our offering stage, or at such earlier time as our board of directors may determine, taking into consideration market conditions and other factors; however, our offering period may extend for an indefinite period. Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time until we complete a liquidity event. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public equity offering in any continuous two-year period. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event and that such conditions will improve in the future. A liquidity event could include (1) a listing of our common stock on a national securities exchange, (2) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation or (3) a merger or another transaction approved by our board of directors in which our stockholders will receive cash or shares of a publicly-traded company. We refer to these scenarios as “liquidity events.” While our intention is to seek to complete a liquidity event within five years following the completion of our offering stage or at such time as our board of directors may determine, taking into consideration market conditions and other factors, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. In making a determination of what type of liquidity event is in the best interest of our stockholders, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, the investment advisory experience of GBA and market conditions for the sale of our assets or listing of our common stock, and the potential for stockholder liquidity. If we determine to pursue a listing of our common stock on a national securities exchange in the future, at that time we may consider either an internal or an external management structure. As such, there can be no assurance that we will complete a liquidity event at all. In addition, shares of BDCs listed on a national securities exchange frequently trade at a discount to net asset value. If we determine to pursue a listing of our common stock on a national securities exchange, stockholders, including those who purchase shares of our common stock at the offering price, may experience a loss on their investment if they sell their shares at a time when our shares are trading at a discount to net asset value. This risk is separate and distinct from the risk that our net asset value will decrease.

Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for you to have your shares of common stock repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program.

SHARE REPURCHASE PROGRAM

We do not currently intend to list our common stock on any securities exchange and do not expect a public market for them to develop in the foreseeable future. Therefore, stockholders should not expect to be able to sell their common stock when desired or at a desired price. No stockholder will have the right to require us to repurchase his or her common stock or any portion thereof. Because no public market will exist for our common stock, and none is expected to develop, stockholders will not be able to liquidate their investment prior to our liquidation or other liquidity event, other than through our share repurchase program, or, in limited circumstances, as a result of transfers of common stock to other eligible investors.

Beginning with the first calendar quarter following the one-year anniversary of the date that we meet our minimum offering requirement, and on a quarterly basis thereafter, we intend to offer to repurchase common stock on such terms as may be determined by our board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of our board of directors, such repurchases would not be in the best interests of our stockholders or would violate applicable law. However, in the event of the death, disability or bankruptcy of a stockholder, we may repurchase such a stockholder’s shares before the first calendar quarter following the one-year anniversary of the date that we meet the minimum offering requirement, subject to the discretion of our board of directors. Shares redeemed in connection with the death or disability of a stockholder may be repurchased at a purchase price equal to the price actually paid for such shares. Under the MGCL, except as provided in the following sentence, a Maryland corporation may not make a distribution to stockholders, including pursuant to our repurchase program, if, after giving effect to the distribution, (i) the corporation would not be able to pay its indebtedness in the ordinary course or (ii) the corporation’s total assets would be less than its total liabilities plus preferential amounts payable on dissolution with respect to preferred stock (unless our charter provides otherwise). Notwithstanding the foregoing, a corporation may make a distribution, including a repurchase, from: (i) the net earnings of the corporation for the fiscal year in which the distribution is made; (ii) the net earnings of the corporation for the preceding fiscal year; or (iii) the sum of the net earnings of the corporation for the preceding eight fiscal quarters. We will conduct such repurchase offers in accordance with the requirements of Rule 13e-4 of the Exchange Act and the 1940 Act. In months in which we repurchase common stock, we will conduct repurchases on the same date that we hold the first semi-monthly closing in a calendar month for the sale of common stock in this offering. The offer to repurchase common stock will be conducted solely through tender offer materials mailed to each stockholder and is not being made through this prospectus.

The board also will consider the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:

•	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of our assets (including fees and costs associated with disposing of assets);

•	our investment plans and working capital requirements;

•	the relative economies of scale with respect to our size;

•	our history in repurchasing shares or portions thereof; and

•	the condition of the securities markets.

We currently intend to limit the number of shares of common stock to be repurchased during any calendar year to the number of shares of common stock we can repurchase with the proceeds we receive from the issuance of shares of our common stock pursuant to our distribution reinvestment plan. Although we have adopted a share repurchase program, we have the right to suspend the program, cease repurchases or terminate the program at any time upon 30 days’ notice. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase common stock. In addition, we will limit the number of shares of common stock to be repurchased in any calendar year to 10% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each quarter, though the actual number of shares of common stock that we offer to repurchase may be less in light of the limitations noted above. We will offer to repurchase such common stock on each date of repurchase at a price equal to 90% of the current offering price in effect on each date of repurchase.

If you wish to tender your common stock to be repurchased, you must tender at least 25% of the common stock you purchased in the offering. If you choose to tender only a portion of your common stock, you must maintain a minimum balance of $2,500 worth of common stock following a tender of common stock for repurchase. If the amount of repurchase requests exceeds the number of shares of common stock we seek to repurchase, we will repurchase common stock on a pro-rata basis. As a result, we may repurchase less than the full amount of common stock that you request to have repurchased. If we do not repurchase the full amount of your common stock that you have requested to be repurchased, or we determine not to make repurchases of our common stock, you may not be able to dispose of your common stock, even if we underperform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules promulgated under the Code and the 1940 Act.

Our board of directors will require that we repurchase common stock or portions thereof from you pursuant to written tenders only on terms they determine to be fair to us and to all of our stockholders. Repurchases of your common stock by us will be paid in cash. Repurchases will be effective after receipt and acceptance by us of all eligible written tenders of common stock from our stockholders.

When our board of directors determines that we will offer to repurchase common stock or fractions thereof, tender offer materials will be provided to you describing the terms thereof, and containing information you should consider in deciding whether and how to participate in such repurchase opportunity.

Any tender offer presented to our stockholders will remain open for a minimum of 20 business days following the commencement of the tender offer. In the materials that we will send to our stockholders, we will include the date that the tender offer will expire. All tenders for repurchase requests must be received prior to the expiration of the tender offer in order to be valid. If there are any material revisions to the tender offer materials (not including the price at which common stock may be tendered) sent to our stockholders, we will send revised materials reflecting such changes and will extend the tender offer period by a minimum of an additional five business days. If the price at which common stock may be tendered is changed, we will extend the tender offer period by a minimum of an additional 10 business days.

In order to submit common stock to be tendered, stockholders will be required to complete a letter of transmittal, which will be included in the materials sent to our stockholders, as well as any other documents required by the letter of transmittal. At any time prior to the expiration of the tender offer, stockholders may withdraw their tenders by submitting a notice of withdrawal to us. If we have not accepted common stock for payment, tenders may be withdrawn any time prior to 40 business days following the expiration of the tender offer.

We will not repurchase common stock, or fractions thereof, if such repurchase will cause us to be in violation of the securities or other laws of the U.S., Maryland or any other relevant jurisdiction.

While we intend to conduct quarterly tender offers as described above, we are not required to do so and may suspend or terminate the share repurchase program at any time, upon 30 days’ notice. If we do not have proceeds from the sale of shares pursuant to our distribution reinvestment plan, we will not offer to repurchase shares.

In the event that GBA, Benefit Street or any of their respective affiliates holds common stock in the capacity of a stockholder, any such affiliates may tender common stock for repurchase in connection with any repurchase offer we make on the same basis as any other stockholder. GBA will not tender their shares of our common stock for repurchase as long as GBA remains our investment adviser, and Benefit Street will not tender its shares of our common stock for repurchase so long as Benefit Street remains our investment sub-adviser.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is: One Federal Street, 3rd Floor, Boston, MA 02110. DST Systems, Inc. will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is P.O. Box 219133, Kansas City, MO 64121-9133, telephone number: (877) 628-8575.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, GBA is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. GBA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While GBA will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, GBA may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if GBA determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the shares of common stock offered hereby have been passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C.

EXPERTS

The audited balance sheet of Griffin-Benefit Street Partners BDC Corp. as of July 28, 2014 appearing in this prospectus and registration statement has been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in its report thereon appearing elsewhere herein, and is included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and the shares of common stock being offered by this prospectus.

Any stockholder and its designated representative are permitted access to our records to which it is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge. Please see our charter and bylaws for additional information regarding stockholders’ right to access our records.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of Griffin-Benefit Street Partners BDC Corp. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Griffin-Benefit Street Partners BDC Corp.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

•	Authorized Employees of GBA and Benefit Street. It is our policy that only authorized officers and employees of GBA, Benefit Street and their affiliates who need to know your personal information will have access to it.

•	Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•	Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

Griffin-Benefit Street Partners BDC Corp.

We have audited the accompanying statement of assets and liabilities of Griffin-Benefit Street Partners BDC Corp. (the “Company”) as of July 28, 2014. The financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the financial statement based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of Griffin-Benefit Street Partners BDC Corp. at July 28, 2014 in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Irvine, California

August 13, 2014

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.

STATEMENT OF ASSETS AND LIABILITIES

As of July 28, 2014 and

September 30, 2014

(Unaudited)

	September 30, 2014 (Unaudited)	July 28, 2014
Cash and cash equivalents	$200,000	$200,000

Total assets	$200,000	$200,000

Commitments and contingencies (Note 4)
Stockholder’s Equity:
Common stock, $0.001 par value; 150,000,000 shares authorized; 22,222 shares issued and outstanding	$222	$222
Capital in excess of par value	199,778	199,778

Total stockholders’ equity	200,000	200,000

Total liabilities and stockholders’ equity	$200,000	$200,000

See accompanying notes.

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.

NOTES TO STATEMENT OF ASSETS AND LIABILITIES

As of July 28, 2014 and

September 30, 2014

(Unaudited)

1.	Organization

Griffin-Benefit Street Partners BDC Corp., a Maryland corporation (the “Company”), was formed on May 27, 2014 under the Maryland General Corporation Law. The Company was organized as an externally managed, non-diversified closed-end management investment company that intends to elect to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. The Company intends to elect to be treated for federal income tax purpose as a regulated investment company, or RIC, under subchapter M of the internal Revenue code of 1986. The Company’s year-end is December 31.

The Company will be externally managed by Griffin Capital BDC Advisor, LLC (“GBA”), a Delaware limited liability company and affiliate of our sponsor, Griffin Capital Corporation (“Griffin Capital”). Kevin A. Shields, (“Mr. Shields”) is the sole shareholder of Griffin Capital and a director and president of the Company. GBA is a registered investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The sole member of GBA is a holding company that is wholly-owned by Griffin Capital. GBA will oversee the management of the Company’s activities and will be responsible for making investments decisions with respect to, and providing day-to-day management and administration of, the Company’s investment portfolio under the terms of an advisory agreement. The Company and GBA will engage Benefit Street Partners L.L.C. (“Benefit Street”), a Delaware limited liability company and affiliate of Providence Equity Partners, L.L.C. (“Providence”), to act as the Company’s sub-adviser. Benefit Street is a registered investment advisor under the Advisers Act and will assist GBA with the management of the activities and operations of the Company.

The Company will also enter into a dealer manager agreement with Griffin Capital Securities, Inc., (“GCS” or the “Dealer Manager”), a wholly-owned subsidiary of Griffin Capital, and an administration agreement with Griffin Capital BDC Administrator, LLC, which is also a wholly-owned subsidiary of Griffin Capital.

The Company is offering on a continuous basis up to $1.5 billion in shares of common stock at an initial offering price of $10.00 per share (the “Offering”); however, to the extent that the net asset value increases, the Company will sell at a price necessary to ensure that shares are not sold at a price per share, after deducting selling commissions and dealer manager fees, that is below its net asset value per share. In the event of a material decline in net asset value per share, which the Company considers to be a 2.5% decrease below its then-current net offering price, the Company will reduce the offering price in order to establish a new net offering price that is not more than 2.5% above its net asset value per share. The minimum permitted purchase is $2,500 in shares of common stock. The Company will not sell any shares unless it raises gross offering proceeds of $2.5 million by one year from the date of the prospectus, which is referred to as the minimum offering requirement. Pending satisfaction of this condition, all subscription payments will be placed in an escrow account in trust for subscribers’ benefit, pending release to the Company. If the Company does not satisfy the minimum offering requirement by one year from the date of the prospectus, the Company will promptly return all funds in the escrow account (including interest) and will stop offering shares. The Company will not deduct any fees or expenses if it returns funds from the escrow account.

In addition, the Company conducted a private placement of shares of the Company’s common stock to GBA and Benefit Street, (the “Private Placement”). Shares purchased in the Private Placement were issued at $9.00 per share, which represents the initial public offering price of $10.00 per share net of selling commissions

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.

NOTES TO STATEMENT OF ASSETS AND LIABILITIES

As of July 28, 2014 and

September 30, 2014

(Unaudited)

and dealer manager fees. On July 25, 2014 and July 28, 2014, pursuant to the Private Placement, GBA and Benefit Street, respectively, each contributed an aggregate of $100,000 to purchase 11,111 shares of the Company’s common stock at $9.00 per share. Neither GBA nor Benefit Street will tender these shares for repurchase as long as it remains the investment adviser or investment sub-adviser, respectively. In connection with the Private Placement, the Company issued an aggregate of approximately 22,222 shares of common stock for aggregate proceeds of $200,000. As a result, upon achievement of the minimum offering requirement, the Company will have raised total gross proceeds of approximately $2.5 million plus the proceeds received from the Private Placement.

After meeting the minimum offering requirement, the Company will commence operations and sell its shares on a continuous basis at a price of $10.00 per share. As of September 30, 2014 and July 28, 2014, the Company had not raised the minimum offering requirement and had not commenced operations, therefore no statement of operations or cash flows is presented. For the periods presented the Company had engaged only in organizational and offering activities, see Note 3, Related Party Transactions, Organization and Offering Costs.

The Company intends to use substantially all of the proceeds from the offering of its shares, net of expenses, to make investments in private U.S. middle-market companies in accordance with the Company’s investment objectives. There can be no assurance the Company will be able to sell all of its shares in the Offering.

2.	Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statement of the Company is prepared on the accrual basis of accounting and in accordance with principles generally accepted in the United States (“GAAP”) as contained in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification” or “ASC”), and in conjunction with rules and regulations of the SEC.

Use of Estimates

The preparation of the financial statement in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statement and accompanying notes. Actual results could materially differ from those estimates.

Cash and Cash Equivalents

The Company considers all short-term, highly liquid investments that are readily convertible to cash with a maturity of three months or less at the time of purchase to be cash equivalents. Cash equivalents may include cash and short-term investments. Short-term investments are stated at cost, which approximates fair value. There are no restrictions on the use of the Company’s cash balance, as of September 30, 2014 and July 28, 2014.

The Company maintains its cash accounts with major financial institutions. The cash balances consist of business checking accounts. These accounts are insured by the Federal Deposit Insurance Corporation up to $250,000 at each institution. The Company has not experienced any losses with respect to cash balances in excess of government provided insurance. Management believes there was no significant concentration of credit risk with respect to the cash balances as of September 30, 2014 and July 28, 2014.

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.

NOTES TO STATEMENT OF ASSETS AND LIABILITIES

As of July 28, 2014 and

September 30, 2014

(Unaudited)

Valuation of Portfolio Investments

Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each asset while employing a valuation process that is consistently followed. Determinations of fair value involve subjective judgments and estimates. Accordingly, the notes to the Company’s financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations in the Company’s financial statements.

In making fair value determinations, the following guidelines will generally be used.

Valuation Methods

The Company intends to determine the value of the assets on a quarterly basis and at such other times that an event occurs that materially affects the valuation.

Investments where a market price is readily available:

Generally, the value of the Company’s equity interests in publicly-traded companies for which market quotations are readily available will be based upon the most recent closing public market price. If no sales of such interests occurred on the determination date, such interests shall be valued at the midpoint of the “bid” and the “asked” price at the close of business on such day. Portfolio securities that carry certain restrictions on sale will typically be consistently valued at a discount from the public market value of the security. Loans or investments traded over the counter and not listed on an exchange are valued at a price obtained from third-party pricing services, including, where appropriate, multiple broker dealers, as determined by GBA.

Notwithstanding the foregoing, if in the reasonable judgment of GBA and Benefit Street, the price for any securities held by the Company and determined in the manner described above does not accurately reflect the fair value of such security, GBA and Benefit Street will value such security at a price that reflects such security’s fair value and report such change in the valuation to the board of directors or its designee as soon as practicable.

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.

NOTES TO STATEMENT OF ASSETS AND LIABILITIES

As of July 28, 2014 and

September 30, 2014

(Unaudited)

Investments where a market price is not readily available:

Any securities or other assets that are not publicly-traded or for which a market price is not otherwise readily available will be valued at a price that reflects such security’s fair value. With respect to such investments, the investments will be reviewed and valued using one or more of the following types of analyses:

(i)	Market comparable statistics and public trading multiples discounted for illiquidity, minority ownership and other factors for companies with similar characteristics.

(ii)	Valuations implied by third-party investments in the applicable portfolio companies.

(iii)	Discounted cash flow analysis, including a terminal value or exit multiple.

Below is a description of factors that the board of directors, based on input from GBA and Benefit Street, may consider when valuing the Company’s equity and debt investments where a market price is not readily available:

•	the size and scope of a portfolio company and its specific strengths and weaknesses;

•	prevailing interest rates for like securities;

•	expected volatility in future interest rates;

•	leverage;

•	call features, put features and other relevant terms of the debt;

•	the borrower’s ability to adequately service its debt;

•	the fair market value of the portfolio company in relation to the face amount of its outstanding debt;

•	the quality of collateral securing the Company’s debt investments;

•	multiples of earnings before interest, tax, depreciation and amortization (“EBITDA”), cash flows, net income, revenues or, in some cases, book value or liquidation value; and

•	other factors deemed applicable.

All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or the Company’s actual investment position.

Credit default swaps and interest rate swaps will be valued at estimated fair value based on a pricing model that utilizes quoted inputs, including among other things, yield curves.

Unrealized appreciation and depreciation on total return swaps represents the change in fair value plus net accrued interest of the underlying reference assets.

Valuation Process

With respect to investments for which market quotations are not readily available, the Company will undertake a multi-step valuation process each quarter, as described below:

•	the quarterly valuation process will begin with each portfolio company or investment being initially valued by GBA’s and Benefit Street’s, collectively, investment professionals and members of its

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.

NOTES TO STATEMENT OF ASSETS AND LIABILITIES

As of July 28, 2014 and

September 30, 2014

(Unaudited)

management team, with such valuation taking into account information received from various sources, including an independent valuation firm, if applicable;

•	preliminary valuation conclusions will then be documented and discussed with the Company’s senior management and the valuation committee;

•	the valuation committee will review the preliminary valuation, and, if applicable, instruct that such preliminary valuation be delivered to an independent valuation firm for its review;

•	the valuation committee and, if appropriate, the relevant investment professionals of GBA and the Company’s senior management meet with the independent valuation firm to discuss the preliminary valuation;

•	designated members of the valuation committee, or as delegated to members of GBA’s and Benefit Street’s management team, will respond and supplement the preliminary valuation to reflect any comments provided by the independent valuation firm and/or the valuation committee;

•	the valuation committee will meet with members of GBA’s management team and the independent valuation firm to discuss the assistance provided and the results of the independent valuation firm’s review; and

•	the board of directors will discuss the valuation and will determine the fair value of each investment in the Company’s portfolio in good faith based on various statistical and other factors, including the input and recommendation of GBA, the valuation committee, and any third-party valuation firm, if applicable.

The board of directors will be responsible for the valuation of the Company’s portfolio investments at fair value as determined in good faith pursuant to consistently applied valuation procedures and valuation process. The Company intends to value all Level 2 assets by using inputs from an independent third-party pricing service that will provide prevailing bid and ask prices that are screened for validity by the service from dealers on the date of the relevant period end. For investments for which the third-party pricing service is unable to obtain quoted prices, the Company intends to obtain bid and ask prices directly from dealers that make a market in such investments. To the extent that the Company holds investments for which no active secondary market exists, i.e. Level 3 assets, and, therefore, no bid and ask prices can be readily obtained, an independent third-party valuation service will be utilized to value such investments. The Company will periodically benchmark the bid and ask prices received from the third-party pricing service and valuations received from the third-party valuation service, as applicable, against the actual prices at which the Company purchases and sells investments. The Company believes that these prices will be reliable indicators of fair value.

In addition to the foregoing, certain investments for which a market price is not readily available will be evaluated on a quarterly basis by an independent valuation firm and certain other investments will be on a rotational basis reviewed once over a twelve-month period by an independent valuation firm. Finally, certain investments will not be evaluated by an independent valuation firm unless the net asset value and other aspects of such investments in the aggregate exceed certain thresholds.

Revenue Recognition

The Company will record interest income on an accrual basis to the extent that the Company expects to collect such amounts. For loans and debt investments with contractual payment-in-kind, or PIK, interest that

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.

NOTES TO STATEMENT OF ASSETS AND LIABILITIES

As of July 28, 2014 and

September 30, 2014

(Unaudited)

represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, the Company will not accrue PIK interest if the portfolio company valuation indicates that such PIK interest is not collectible. The Company will not accrue as a receivable interest on loans and debt investments if it is determined that interest for such loans and debt investments is not collectible. Loans will be placed on non-accrual status when principal or interest payments are past due 30 days or more and/or when there is reasonable doubt that principal or interest will be collected. Upfront loan origination fees, original issue discount and market discount or premium are capitalized, and amortized as interest income using the effective yield method. Prepayment premiums on loans and debt investments are recorded as interest income.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

The Company will measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront loan origination fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Organization Costs

Organization costs include, among other things, the cost of organizing as a Maryland corporation, including the cost of legal services and other fees pertaining to the organization of the Company. All organization costs will be funded by Griffin Capital and its affiliates and there will be no liability for the organization costs to the Company until the Company has met the minimum offering requirement. Organization costs will be expensed when incurred, if and when Griffin Capital submits such costs for reimbursement. As of September 30, 2014 and July 28, 2014, Griffin Capital and its affiliates have incurred approximately $236,000 and $142,000 of organization costs, respectively, which may be subject to reimbursement by the Company.

Offering Costs

Offering costs include, among other things, legal fees and other costs pertaining to the preparation of the Company’s registration statement in connection with the public offering of the Company’s shares. All offering costs will be funded by Griffin Capital and its affiliates and there will be no liability for the offering costs to the Company until the minimum offering requirement is met. Offering costs will be capitalized when incurred and amortized over a twelve month period as an adjustment to capital in excess of par value following the effective date of the offering and upon commencement of operations, if and when Griffin Capital submits such costs for reimbursement. The unamortized balance of these costs will be reflected in the balance sheet as deferred charges, net. As of September 30, 2014 and July 28, 2014, Griffin Capital and its affiliates have incurred approximately $661,000 and $562,000 of offering costs, respectively, which may be subject to reimbursement by the Company.

Income Taxes

As a RIC, in any fiscal year the Company intends to distribute at least 90 percent of the sum of (i) investment company taxable income (which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses) determined without regard to the deduction for

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.

NOTES TO STATEMENT OF ASSETS AND LIABILITIES

As of July 28, 2014 and

September 30, 2014

(Unaudited)

dividends and distributions paid and (ii) net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions) (the “Annual Distribution Requirement”), and, as a result, the Company generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that are distributed to our stockholders. To the extent that the Company retains net capital gains or any investment company taxable income, the Company will be subject to U.S. federal income tax. The Company may choose to retain net capital gains or any investment company taxable income, and pay the associated federal corporate income tax, including the federal excise tax described below.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax payable by the Company. To avoid this tax, the Company must distribute (or be deemed to have distributed) during each calendar year an amount equal to the sum of: (1) at least 98.0 percent of the Company’s ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98.2 percent of the amount by which the Company’s capital gains exceed capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Company’s taxable year); and (3) income realized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”).

While the Company intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax, sufficient amounts of taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, the Company will be liable for the tax only on the amount by which the Company did not meet the foregoing distribution requirement.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Recently Issued Accounting Pronouncements

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASU No. 2014-09”). ASU No. 2014-09 replaces substantially all industry-specific revenue recognition requirements and converges areas under this topic with International Financial Reporting Standards. ASU No. 2014-09 implements a five-step process for customer contract revenue recognition that focuses on transfer of control, as opposed to transfer of risk and rewards. ASU No. 2014-09 also requires enhanced disclosures regarding the nature, amount, timing, and uncertainty of revenues and cash flows from contracts with customers. Other major provisions in ASU No. 2014-09 include capitalizing and amortizing certain contract costs, ensuring the time value of money is considered in the applicable transaction price, and allowing estimates of variable consideration to be recognized before contingencies are resolved in certain circumstances. Entities can transition to the standard either retrospectively or as a cumulative-effect adjustment as of the date of adoption. ASU No. 2014-09 is effective for reporting periods beginning after December 15, 2016, and early adoption is prohibited. ASU No. 2014-09 does not apply to lease contracts accounted for under Leases (Topic 840). The Company does not expect the adoption of ASU No. 2014-09 to have a material impact on its financial statements.

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.

NOTES TO STATEMENT OF ASSETS AND LIABILITIES

As of July 28, 2014 and

September 30, 2014

(Unaudited)

3.	Related Party Transactions

Prior to the commencement of this offering, the Company will enter into an investment advisory agreement with GBA. Pursuant to the investment advisory agreement, GBA will be paid a base management fee and certain incentive fees, if applicable. Additionally, GBA and the Company will enter into an investment sub-advisory agreement with Benefit Street, prior to the commencement of this offering. The investment sub-advisory agreement will provide, among other things, that Benefit Street shall receive 50% of all management and incentive fees payable to GBA under the investment advisory agreement.

The Company will also enter into an administration agreement with Griffin Capital BDC Administrator, LLC (“Griffin Capital BDC Administrator”), a wholly-owned subsidiary of Griffin Capital, pursuant to which Griffin Capital BDC Administrator, LLC will be reimbursed for expenses necessary for the performance of services related to the Company’s administration and operation, provided that such reimbursement will be the lower of Griffin Capital BDC Administrator’s actual costs or the amount that the Company would be required to pay for comparable services in the same geographic location, and provided further that such costs will be reasonably allocated to the Company on the basis of assets, revenues, time records or other reasonable methods. See Administrative Services below.

Base Management Fee

The base management fee will be calculated at an annual rate of 2% of the Company’s gross assets, excluding cash and cash equivalents, and payable quarterly in arrears. The base management fee may or may not be taken in whole or in part at the discretion of GBA. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in any such other quarter prior to the occurrence of a liquidity event as GBA may determine.

Incentive Fees on Income

The incentive fee on income will be calculated and payable quarterly in arrears based upon the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter, and be subject to a hurdle rate, measured quarterly and expressed as a rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 1.75% (7.0% annualized), subject to a “catch up” feature, as defined. No incentive fee on income will be payable in any calendar quarter in which pre-incentive fee net investment income does not exceed the hurdle rate of 1.75% on adjusted capital. For any calendar quarter in which pre-incentive fee net investment income is greater than the quarterly hurdle rate, but less than or equal to 2.1875%, the incentive fee on income will equal the amount of pre-incentive fee net investment income in excess of the quarterly hurdle rate. This portion of the incentive fee is referred to as the catch-up and provides an increasing fee, equal to 100% of the pre-incentive fee net investment income, between a 1.75% to a 2.1875% quarterly return on adjusted capital. For any calendar quarter in which the pre-incentive fee net investment income exceeds 2.1875% of adjusted capital, the incentive fee on income will equal 20% of pre-incentive fee net investment income. For purposes of this fee, adjusted capital will mean cumulative gross proceeds generated from issuances of the Company’s common stock, including its distribution reinvestment plan, reduced for distributions to investors that represent a return of capital and amounts paid for share repurchases pursuant to the Company’s share repurchase program.

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.

NOTES TO STATEMENT OF ASSETS AND LIABILITIES

As of July 28, 2014 and

September 30, 2014

(Unaudited)

Incentive Fee on Capital Gains

An incentive fee on capital gains will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement) and will equal 20% of our realized capital gains on a cumulative basis from inception, calculated as of the application period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees on capital gains.

Organization and Offering Costs

The Company’s payment of organization and offering costs (including reimbursement of costs incurred by Griffin Capital and its affiliates) is approximately 1.5% of the gross proceeds from this Offering. If the minimum number of shares of the Offering are sold at $10.00 per share, approximately $37,500 of expenses will be incurred. If the maximum number of shares of the Offering are sold at $10.00 per share, then approximately $22.5 million of expenses will be incurred. As of September 30, 2014 and July 28, 2014, Griffin Capital and its affiliates incurred organization and offering costs of approximately $236,000 and $142,000 and $661,000 and $562,000, respectively. Under the terms of the investment advisory agreement, after the minimum offering requirement is met, GBA and certain of its affiliates, which includes Griffin Capital, will become entitled to receive reimbursement of up to 1.5% of the gross proceeds raised until all offering costs and organization costs have been reimbursed. Except for this provision in the investment advisory agreement, there is no other agreement regarding the payment of the organization and offering costs incurred by Griffin Capital, or the reimbursement of any organization and offering costs funded by Griffin Capital. The decision to fund the organization and offering costs and the decision to seek reimbursement for such costs is solely at the discretion of Griffin Capital. As a result, the Company may or may not be requested to reimburse any costs funded by Griffin Capital.

Administrative Services

Griffin Capital BDC Administrator will provide the Company with general ledger accounting, fund accounting and investor relations and other administrative services pursuant to an administration agreement, under which Griffin Capital BDC Administrator will also furnish the Company with administrative services necessary to conduct its day-to-day operations. Griffin Capital BDC Administrator will be reimbursed for administrative expenses it incurs on the Company’s behalf in performing its obligations. Such costs will be reasonably allocated to the Company on the basis of assets, revenues, time records or other reasonable methods. The Company will not reimburse Griffin Capital BDC Administrator for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a person with a controlling interest in Griffin Capital BDC Administrator. Pursuant to the administration agreement, Griffin Capital BDC Administrator at its sole discretion, may contract with a third party service provider. The cost of the third party service provider will be an obligation of Griffin Capital BDC Administrator. The Company will not incur the costs from both Griffin Capital BDC Administrator and the third party provider for similar services.

Dealer Manager Agreement

The Company will execute a dealer manager agreement with the Dealer Manager, entitling the Dealer Manager to receive a sales commission based upon gross proceeds from shares sold in the Offering, which is a

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.

NOTES TO STATEMENT OF ASSETS AND LIABILITIES

As of July 28, 2014 and

September 30, 2014

(Unaudited)

7.0% commission of gross proceeds. In addition, the Dealer Manager will receive a dealer manager fee up to 3% of gross proceeds from shares sold in the Offering. The Dealer Manager will enter into participating dealer agreements with certain other broker-dealers authorizing them to sell shares of the Company in the Offering. Upon sale of shares of the Company by such broker-dealers, the Dealer Manager will re-allow all of the sales commissions paid in connection with sales made by these broker-dealers. The Dealer Manager may also re-allow to these broker-dealers a portion of the 3.0% dealer manager fee as marketing fees, reimbursement of certain costs and expenses of attending training and education meetings sponsored by the Dealer Manager, payment of attendance fees required for employees of the Dealer Manager or other affiliates to attend retail seminars and public seminars sponsored by these broker-dealers, or to defray other distribution-related expenses.

License Agreements

The Company will enter into a license agreement with Griffin Capital under which Griffin Capital will grant the Company a nonexclusive, royalty-free license to use the name “Griffin.” The Company will also enter into a license agreement with Benefit Street under which Benefit Street will grant the Company a non-exclusive, royalty-free license to use the name “Benefit Street Partners.” Under these agreements, the Company will have a right to use the “Griffin” name for so long as GBA or one of its affiliates remains the Company’s investment adviser and the “Benefit Street Partners” name for so long as Benefit Street or one of its affiliates remains the Company’s investment sub-adviser. Other than with respect to these limited licenses, the Company will have no legal right to the “Griffin” or “Benefit Street Partners” names. These license agreements will remain in effect for so long as the investment advisory agreement and investment sub-advisory agreement with GBA and Benefit Street, respectively, remain in effect.

Conflicts of Interest

The Company’s executive officers and certain of the Company’s directors and other finance professionals of Griffin Capital and their affiliates also serve as executives of GBA and Benefit Street and officers of the Company. Mr. Shields is the sole director of Griffin Capital. In addition, the Company’s executive officers and directors and the members of GBA and members of the Investment Committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as the Company or of investment funds, accounts or other investment vehicles managed by the Company’s affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to the Company’s investment objective. The Company may compete with entities managed by GBA and its affiliates for capital and investment opportunities. As a result, the Company may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by GBA or its affiliates or by members of the Investment Committee. However, in order to fulfill its fiduciary duties to each of its clients, GBA intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with GBA’s allocation policy, investment objective and strategies so that the Company is not disadvantaged in relation to any other client.

Benefit Street and its affiliates currently manage a number of investment accounts and private investment funds, including hedge funds, single investor funds, sector specific, asset class specific or geographic specific private investment funds with investment guidelines substantially similar in whole or in part to the Company’s investment guidelines and intends to manage additional investment accounts and private investment funds. Certain funds managed by Providence may pursue investment opportunities similar to those that the Company intends to pursue. As a result, the Company may not be provided with the opportunity to fully invest in

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.

NOTES TO STATEMENT OF ASSETS AND LIABILITIES

As of July 28, 2014 and

September 30, 2014

(Unaudited)

all investment opportunities available to Providence and the Company that would be suitable for the Company. To the extent that Providence or Benefit Street is presented with an investment opportunity that would be appropriate for the Company and another fund sub-advised or managed by Providence, Providence may be faced with a conflict.

As a result of the potential overlap in investment objectives between the Company and certain investment accounts and funds managed by Benefit Street and its affiliates, Benefit Street has adopted an allocation policy governing how such investment opportunities will be allocated. However, to the extent any funds managed by Providence or Benefit Street seek investment opportunities similar to the opportunities the Company seeks, the scope of opportunities otherwise available the Company may be reduced or otherwise adversely affected.

Some of the material conflicts that GBA, Benefit Street or the Dealer Manager or its affiliates may face are (1) competing demand for time of GBA and Benefit Street’s executive officers and other key personnel and affiliated entities; and (2) influence of the fee structure under GBA’s agreement that could result in actions not necessarily in the long-term best interest of the stockholders.

4.	Commitments and Contingencies

Distribution Reinvestment Plan

The Company intends to adopt a distribution reinvestment plan that allows stockholders to have distributions otherwise distributable to them invested in additional shares of common stock at up to 95% of the price that common stock is sold in the Offering at the semi-monthly closing immediately following the distribution payment date. The plan will become effective on the effective date of the Company’s Offering. No sales commission or dealer manager fee will be paid on shares sold through the distribution reinvestment plan. The Company may amend or terminate the distribution reinvestment plan for any reason at any time upon ten days prior written notice to stockholders.

Share Repurchase Program

Beginning with the first calendar quarter following the one-year anniversary of the date that the minimum offering requirement is met, and on a quarterly basis thereafter, the Company intends to offer to repurchase common stock on such terms as may be determined by the board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of the board of directors, such repurchases would not be in the best interests of our stockholders or would violate applicable law. However, in the event of the death, disability or bankruptcy of a stockholder, the Company may repurchase such a stockholder’s shares before the first calendar quarter following the one-year anniversary of the date that the Company meets the minimum offering requirement, subject to the discretion of the Company’s board of directors. Shares redeemed in connection with the death or disability of a stockholder may be repurchased at a purchase price equal to the price actually paid for such shares. Share repurchases will be limited to the offering proceeds from the shares of common stock from the issuance of shares of our common stock pursuant to our distribution reinvestment plan. At the discretion of our board of directors, the Company may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase common stock. In addition, the number of shares of common stock to be repurchased in any calendar year will be limited to 10% of the weighted average number of shares of common

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.

NOTES TO STATEMENT OF ASSETS AND LIABILITIES

As of July 28, 2014 and

September 30, 2014

(Unaudited)

stock outstanding in the prior calendar year, or 2.5% in each quarter, though the actual number of shares of common stock that the Company offers to repurchase may be less in light of the limitations noted above. Shares will be repurchased at a price equal to 90% of the current offering price in effect on each date of repurchase.

5.	Subsequent Events

The Company has completed an evaluation of all transactions subsequent to the date of the financial statement through the date the financial statement was available to be issued, or November 25, 2014. No events occurred that should be reported through the date of this report.

APPENDIX A: FORM OF SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT INSTRUCTIONS TO INVESTORS

Any person(s) desiring to subscribe for shares of common stock (the “shares”) in Griffin-Benefit Street Partners BDC Corp. (the “Company”) should carefully read and review the Prospectus, as amended and supplemented to date, and if he/she/they desire(s) to subscribe for shares, complete the Subscription Agreement/Signature Page that follows these instructions. Follow the appropriate instructions listed below for the indicated section. Please print in ballpoint pen or type the information. Sales of the shares are limited to investors who certificate that they meet all of the qualifications set forth in the Prospectus.

YOU SHOULD EXAMINE THE SUITABILITY OF THIS TYPE OF INVESTMENT IN THE CONTEXT OF YOUR OWN NEEDS, INVESTMENT OBJECTIVES AND FINANCIAL CAPABILITIES AND SHOULD MAKE YOUR OWN INDEPENDENT INVESTIGATION AND DECISION AS TO SUITABILITY AND AS TO THE RISK AND POTENTIAL GAIN INVOLVED. ALSO, YOU ARE ENCOURAGED TO CONSULT WITH YOUR OWN ATTORNEY, ACCOUNTANT, FINANCIAL CONSULTANT OR OTHER BUSINESS OR TAX ADVISOR REGARDING THE RISKS AND MERITS OF THE PROPOSED INVESTMENT.

AN INVESTMENT IN GRIFFIN-BENEFIT STREET PARTNERS BDC CORP. CANNOT BE COMPLETED UNTIL AT LEAST FIVE (5) BUSINESS DAYS AFTER THE DATE THE INVESTOR RECEIVED THE FINAL PROSPECTUS. IF AN INVESTOR’S SUBSCRIPTION IS ACCEPTED, THE COMPANY WILL SEND THE INVESTOR CONFIRMATION OF THEIR PURCHASE AFTER THEY HAVE BEEN ADMITTED AS AN INVESTOR.

(1) INVESTMENT

A check for the full purchase price of the shares subscribed for should be made payable to the order of “UMB Bank, N.A., Escrow Agent for Griffin-Benefit Street Partners BDC Corp.” or, after the minimum offering is reached, to “Griffin-Benefit Street Partners BDC Corp.’’ Shares may be purchased only by persons meeting the standards set forth under the section of the Prospectus entitled “Suitability Standards.’’ (Certain states have imposed special suitability standards as set forth in the Prospectus.)

The minimum required initial investment is $2,500. The minimum required IRA investment is $1,500. If additional investments in the Company are made, you will need to complete an Additional Subscription Agreement Form with the exact name in which the original purchase was made. The investor(s) acknowledge(s) that the broker-dealer named on the Subscription Agreement/Signature Page may receive a commission on any such additional investments in the Company.

(2) NON-CUSTODIAL OWNERSHIP

FOR NON-CUSTODIAL OWNERSHIP ACCOUNTS, PLEASE MAIL THE COMPLETE AND EXECUTED SUBSCRIPTION AGREEMENT/SIGNATURE PAGE AND YOUR CHECK MADE PAYABLE TO “UMB BANK, N.A., ESCROW AGENT FOR GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.” OR, AFTER THE MINIMUM OFFERING IS REACHED, TO “GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.” TO THE ADDRESS LISTED ON THE BOTTOM OF PAGE 2.

PLEASE NOTE THE FOLLOWING ADDITIONAL INFORMATION NEEDED:

•    For Pension or Profit Sharing Plans, please include Plan Documents

•    For Trusts, please include title and signature pages of Trust Documents

•    For Corporations, Partnerships, or LLCs, please include Corporate Resolution, Partnership Agreement, or LLC Agreement

(3) CUSTODIAL OWNERSHIP

FOR CUSTODIAL OWNERSHIP ACCOUNTS, SUBSCRIPTION AGREEMENT/SIGNATURE PAGE MUST BE COMPLETED, EXECUTED AND SENT TO THE CUSTODIAN.

Check the appropriate box to indicate the type of entity that is subscribing. Note: Pension or Profit Sharing Plans appear under Non-Custodial Ownership as well as Custodial Ownership. Check Non-Custodial Ownership if the plan has a trustee; check Custodial Ownership if the plan has a custodian.

Enter the exact name of the custodian or trustee, mailing address and business phone. If this is an additional purchase by a qualified plan or non-qualified custodial account, please use the same exact plan name as the previous investment.

	(3)a	The custodian must complete this box by entering its custodian Tax ID number (for tax purposes), the custodian account number and name of custodian or other administrator.

(4) INVESTOR INFORMATION REQUIRED	(4)a	For non-custodial ownership accounts, enter the exact name in which the shares are to be held. For multiple investors, enter the names of all investors. For custodial ownership accounts, enter “FBO” followed by the name of the investor.
	(4)b	Enter the home address, city, state, zip code, home telephone, business telephone and email address of the investor. Note: Section 3 should contain the custodian’s mailing address.
	(4)c	Enter an alternate mailing address if different than the home address in item 4(b).
	(4)d	Enter the date of birth of the investor (required) and joint investor, if applicable, or date of incorporation. Enter the social security number (SSN) of the investor (required) and joint investor, if applicable. The investor is certifying that the number is correct. For custodial accounts, enter the investor’s social security number (for identification purposes). Enter Tax ID number, if applicable.
	(4)e	Check the appropriate box. If the investor(s) is/are a non-resident alien(s), he/she/they must apply to the Internal Revenue Service for an identification number via Form SS-4 for an individual or SS-5 for a corporation, and supply the number to the Company as soon as it is available. If a non-resident alien, the investor(s) must submit an original of the appropriate W-8 Form (W-8BEN, W-8ECI, W-8EXP OR W-8IMY) in order to make an investment.
(4)f

Check the box if either the investor or joint investor is an employee of Griffin Capital Corporation, Benefit Street Partners, L.L.C., or their affiliates, or an affiliate or Board Member of the Company.

0614

.	SUBSCRIPTION AGREEMENT INSTRUCTIONS TO INVESTORS

(5) DISTRIBUTION OPTIONS

Check the appropriate box to have the distributions mailed to the address of record, the address that is located in Section 4. Check the appropriate box to participate in the Distribution Reinvestment Plan (the “DRP”). If the investor(s) prefer(s) direct deposit of cash distributions to an account or address other than as set forth in the Subscription Agreement/Signature Page, check the preferred option and complete the required information. For Automated Clearing House (“ACH”), indicate whether it is a checking or savings account, and enter the name of the institution/individual, mailing address, ABA number and account number. A voided check must be enclosed if it is a checking account. If it is a savings account, please obtain written verification of the routing and account numbers from the bank.

If you participate in the Distribution Reinvestment Plan we request that you notify Griffin-Benefit Street Partners BDC Corp. and your broker-dealer in writing at any time there is a material change in your financial condition, including failure to meet the minimum income and net worth standards as imposed by the state in which you reside.

AUTOMATED CLEARING HOUSE (ACH): I (we) hereby authorize the Company to deposit distributions from my (our) common stock of the Company into the account listed in Section 5 of the Subscription Agreement/Signature Page. I (we) further authorize the Company to debit my (our) account noted in Section 5 of the Subscription Agreement/Signature Page in the event that the Company erroneously deposits additional funds into my (our) account to which I am (we are) not entitled, provided that such debit shall not exceed the original amount of the erroneous deposit. In the event that I (we) withdraw funds erroneously deposited into my (our) account before the Company reverses such erroneously deposited amount, I (we) agree that the Company has the right to retain any future distributions to which I am (we are) entitled until the erroneously deposited amount is recovered by the Company.

(6) SIGNATURES	The Subscription Agreement/Signature Page must be signed/initialed and dated by the investor(s) and, if applicable, the trustee or custodian. The Subscription Agreement/Signature Page must be signed and guaranteed by the custodian(s) if investing through an IRA, Keogh or qualified plan, if applicable.
(7) BROKER-DEALER OR REGISTERED INVESTMENT ADVISOR (RIA)

This Section is to be completed and executed by the Registered Representative or Registered Investment Advisor (“RIA”). If there is more than one Registered Representative or RIA, all Registered Representatives and RIAs must complete and execute Section 7. Please complete all broker-dealer information contained in Section 7 including suitability certification (state of sale).

The Subscription Agreement/Signature Page, which has been delivered with the Prospectus, together with a check, if applicable, for the full purchase price, should be delivered or mailed to your broker-dealer.

Check the box to indicate whether this subscription was solicited or recommended by a RIA or broker-dealer whose agreement with the investor includes a fixed or “wrap” fee feature for advisory and related brokerage services, and, accordingly, may not charge the regular selling commission. No selling commissions are paid on these accounts. This box must be checked in order for such investor(s) to purchase shares net of the selling commissions.

NOTICE TO STOCKHOLDERS

The shares of common stock of the Company are subject to restrictions on transfer. In addition, the Company has the authority to issue shares of stock of more than two classes. Upon the request of any stockholder, and without charge, the Company will furnish a full statement of the information required by Section 2-211 of the Maryland General Corporation Law with respect to (1) certain restrictions on ownership and transferability of the Company’s common stock and (2) the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption of the shares of each class of stock which the Company has authority to issue, the differences in the relative rights and preferences between the shares of each series to the extent set, and the authority of the Board of Directors to set such rights and preferences to subsequent series. Such requests must be made to the Secretary of the Company at its principal office.

ACCEPTABLE FORMS OF PAYMENT

A.    Wire transfers

B.    Pre-printed personal checks

C.    Cashier’s checks over $10,000

D.    Business checks when applied to company/corporate account

E.    Trust checks for trust accounts

F.    Custodial checks for IRA accounts

G.    Checks endorsed from other investment programs will be accepted if they meet the minimum investment requirement.

Pay to the order of “UMB Bank, N.A., Escrow Agent for Griffin-Benefit Street Partners BDC Corp.” or, after the minimum offering is reached, to “Griffin-Benefit Street Partners BDC Corp.”

WE CANNOT ACCEPT: Money orders, cashier’s checks for $10,000 or less, temporary (not pre-printed) checks or third party checks. If you need to verify whether a form of payment is acceptable, please call our Investor Services Department at (888) 926-2688.

PLEASE NOTE: Because of our anti-money laundering policies, if the investor’s name used in this Subscription Agreement/Signature Page does not match the Payor printed on the check, we may request documents or other evidence as we may reasonably require in order to correlate the investor’s name to the Payor on the check.

Regular Mail:	Griffin-Benefit Street Partners BDC Corp., C/O DST Systems, Inc.
P.O. Box 219133 Kansas City, MO 64121-9133
Overnight Mail:	Griffin-Benefit Street Partners BDC Corp., C/O DST Systems, Inc. P.O. Box 219133 Kansas City, MO 64121-9133

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SUBSCRIPTION AGREEMENT SIGNATURE PAGE IF YOU NEED FURTHER ASSISTANCE IN COMPLETING THIS SUBSCRIPTION AGREEMENT/SIGNATURE PAGE, PLEASE CALL INVESTOR SERVICES AT 888-926-2688

(1)	☐	Initial Investment	☐	Additional Investment	Existing Griffin-Benefit Street Partners BDC Corp. Account #
				(Subscription Agreement or Additional Subscription Agreement Form must be completed)	☐☐☐☐☐☐☐☐☐

INVESTMENT		TOTAL INVESTED

Please make investment check payable to:

“UMB Bank, N.A., Escrow Agent for Griffin-Benefit Street Partners BDC Corp.” or, after the minimum offering is reached, to “Griffin-Benefit Street Partners BDC Corp.”

	Minimum initial investment = $2,500 ☐ Funds Enclosed ☐ Funds Wired ☐ Funds to Follow	$ ☐☐ ☐☐☐ ☐☐☐

(2) NON- CUSTODIAL OWNERSHIP

NAME OF TRUST OR BUSINESS ENTITY ☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐ ☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐

(3) CUSTODIAL OWNERSHIP Send ALL paperwork directly to the custodian	☐	IRA		☐	Qualified Pension or	☐	Non-Qualified Custodial	☐	Other:
			(TYPE)		Profit Sharing Plan		Account			SPECIFY

NAME OF CUSTODIAN OR TRUSTEE
☐☐☐☐ ☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐
NAME OF TRUST (IF APPLICABLE)
☐☐☐☐ ☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐
MAILING ADDRESS
☐☐☐☐ ☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐

CITY	STATE	ZIP CODE
☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐	☐☐	☐☐☐☐☐

BUSINESS PHONE
☐☐☐_ ☐☐☐_ ☐☐☐☐

SECTION (3)a CUSTODIAN TAX ID #	CUSTODIAN ACCOUNT #
☐☐_☐☐☐☐☐☐☐☐☐ ☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐
NAME OF CUSTODIAN OR OTHER ADMINISTRATOR
☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐

SECTION (4)a NAME OF INVESTOR OR TRUSTEE (REQUIRED)	☐ Mr. ☐ Mrs. ☐ Ms. ☐ Other
☐☐☐☐ ☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐
NAME OF JOINT INVESTOR	☐ Mr. ☐ Mrs. ☐ Ms. ☐ Other
☐☐☐☐ ☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐
SECTION (4)b STREET ADDRESS (REQUIRED) NO P.O. BOX
☐☐☐☐ ☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐

CITY	STATE	ZIP CODE
☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐	☐☐	☐☐☐☐☐

(4)	HOME PHONE (REQUIRED)	BUSINESS PHONE	EXTENSION
	☐☐☐_☐☐☐_ ☐☐☐☐	☐☐☐_☐☐☐_ ☐☐☐☐	☐☐☐☐

INVESTOR INFORMATION		☐	I (we) authorize the Company to make available on its website the documents and reports required to be
REQUIRED	E-MAIL ADDRESS (Recommended)		delivered to me, and notify me via e-mail when such reports are available in lieu of receiving paper copies.	(SIGNATURE REQUIRED)

SECTION (4)c ALTERNATE MAILING ADDRESS OR P.O. BOX
☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐

CITY	STATE	ZIP CODE
☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐	☐☐	☐☐☐☐☐

SECTION (4)e Please indicate Citizenship Status (REQUIRED): If a box is not checked, U.S. Citizenship will be applied by default.	SECTION (4)f: Please indicate if: ☐ Employee, Affiliate or Board Member of Griffin-Benefit Street Partners BDC Corp.
☐ U.S. Citizen ☐ Resident Alien ☐ Non-Resident Alien*
*If non-resident alien, investor must submit the appropriate W-8 form (W-8BEN, W-8ECI, W-8EXP or W-8IMY) in order to make an investment.

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SUBSCRIPTION AGREEMENT SIGNATURE PAGE IF YOU NEED FURTHER ASSISTANCE IN COMPLETING THIS SUBSCRIPTION AGREEMENT/SIGNATURE PAGE, PLEASE CALL INVESTOR SERVICES AT 888-926-2688

(5) DISTRIBUTION OPTIONS (REQUIRED): If a box is not checked below, 100% of your distributions will be paid in cash and sent to the address of record.

NAME OF BANK, BROKERAGE FIRM OR INDIVIDUAL
☐☐☐☐ ☐☐☐☐☐ ☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐
DISTRIBUTION MAILING ADDRESS
☐☐☐☐ ☐☐☐☐☐ ☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐
All distributions for custodial accounts will be sent to the custodian.	CITY	STATE	ZIP CODE
	☐☐☐☐ ☐☐☐☐☐ ☐☐☐☐☐☐☐☐☐☐☐☐☐☐	☐☐	☐☐☐☐ ☐
	BANK ABA# (FOR ACH ONLY)	ACCOUNT#
	☐☐☐☐ ☐☐☐☐☐	☐☐☐☐ ☐☐☐☐☐ ☐☐☐☐☐☐☐

MUST ENCLOSE A VOIDED CHECK IF IT IS A CHECKING ACCOUNT

I authorize Griffin-Benefit Street Partners BDC Corp. or its agent to deposit my distribution to the account indicated above. This authority will remain in force until I notify Griffin-Benefit Street Partners BDC Corp. in writing to cancel it. In the event that Griffin-Benefit Street Partners BDC Corp. deposits funds erroneously into my account, the Company is authorized to debit my account for the amount of the erroneous deposit. I also hereby acknowledge that funds and/or Shares in my account may be subject to applicable abandoned property, escheat or similar laws and may be transferred to the appropriate governmental authority in accordance with such laws, including as a result of account inactivity for the period of time specified in such laws or otherwise. None of the Company, its affiliates, its agents or any other person shall be liable for any property delivered in good faith to a governmental authority pursuant to applicable abandoned property, escheat or similar laws.

(6) SIGNATURES	Under penalty of perjury, by signing this Signature Page, I (we) hereby certify (a) I (we) have provided herein my (our) correct Taxpayer Identification Number; (b) I am (we are) not subject to backup withholding as a result of failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am (we are) no longer subject to backup withholding; and (c) I am (we are) a U.S. Citizen unless I (we) have indicated otherwise in Section 4.

Each investor must separately sign and initial each representation made in the Subscription Agreement. Except in the case of fiduciary accounts, the investor may not grant any person a power of attorney to make such representation on his or her behalf.

Additional State Suitability Standards
☐ INITIALS	☐ INITIALS	(A)		I (we) acknowledge receipt, not less than five (5) business days prior to the signing of this Subscription Agreement/ Signature Page, of the final Prospectus of the Company relating to the shares, wherein the terms and conditions of the offering of the shares are described.	☐ INITIALS	☐ INITIALS	Maine — The Maine Office of Securities recommends that an investor’s aggregate investment in this offering and similar non-traded business development companies not exceed 10% of the investor’s liquid net worth.

☐ INITIALS	☐ INITIALS	(B)		I (we) represent that I (we) either: (i) have a net worth (excluding home, home furnishings and automobiles) of at least $250,000 or (ii) have a net worth, as described in (i), of at least $70,000 and a minimum of $70,000 annual gross income, or that I meet the higher suitability requirements imposed by my (our) state of primary residence as set forth in the Prospectus under “Suitability Standards.”	☐ INITIALS	☐ INITIALS

Massachusetts — Shares will only be sold to residents of Massachusetts representing that they have a liquid net worth of at least 10 times their investment in us and other illiquid direct participation programs.

☐ INITIALS	☐ INITIALS	(C)		I (we) represent that i am (we are) purchasing the shares for my (our) own account; or, if I am (we are) purchasing shares on behalf of a trust or other entity of which I am (we are) trustee(s) or authorized agent(s), then I (we) represent that I (we) have due authority to execute the Subscription Agreement/Signature Page and do hereby legally bind the trust or other entity of which I am (we are) trustee(s) or authorized agent(s).	☐ INITIALS	☐ INITIALS	Nebraska — Nebraska investors must have (i) either (a) an annual gross income of at least $100,000 and a net worth of at least $350,000, or (b) a net worth of at least $500,000; and (ii) Nebraska investors must limit their investment in this offering and in the securities of other direct-participation programs (including real estate investment trusts (REIT’s), oil and gas programs, equipment leasing programs, business development companies (BDC’s) and commodity pools) to 10% of such investor’s net worth.
☐ INITIALS	☐ INITIALS	(D	)	I (we) acknowledge that the shares are not liquid, there is no current market for the shares and the stockholder(s) may not be able to sell the securities.	☐ INITIALS	☐ INITIALS

New Jersey — New Jersey investors must have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of $350,000. In addition, a New Jersey investor’s investment in us, our affiliates, and other non-publicly traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed ten percent (10%) of his or her liquid net worth.

Additional State Suitability Standards
☐ INITIALS	☐(E) INITIALS			Alabama — In addition to the general suitability standards, this investment will only be sold to Alabama residents representing that they have a liquid net worth of at least 10 times their investment in us and our affiliates.	☐ INITIALS	☐ INITIALS	New Mexico — In addition to the general suitability standards listed above, a New Mexico investor may not invest, and we may not accept from an investor more than ten percent (10%) of that investor’s liquid net worth in shares of us, our affiliates, and in other non-traded business development companies.
☐ INITIALS	☐ INITIALS			Idaho — In addition to the suitability standards above, the state of Idaho requires that each Idaho investor will not invest in the aggregate, more than 10% of his or her liquid net worth in shares of our common stock.	☐ INITIALS	☐ INITIALS

North Dakota, Oklahoma, and Oregon — Investors from the States of North Dakota, Oklahoma, and Oregon must represent that, in addition to meeting the suitability standards above, such investors have a net worth of at least ten times their investment in our common stock.

☐ INITIALS	☐ INITIALS			Iowa — Either (a) a minimum net worth of $300,000 or (b) a minimum annual income of $70,000 and a net worth of $100,000. In addition, an investor’s investment in this program and affiliated non-traded business development companies cannot exceed 10% of the Iowa resident’s liquid net worth.	☐ INITIALS	☐ INITIALS	Tennessee — Tennessee residents must have a minimum annual gross income of $100,000 and a minimum net worth of $100,000, or a minimum net worth of $500,000 exclusive of home, home furnishings and automobile. In addition, Tennessee residents’ investment in the issuer must not exceed ten percent (10%) of their liquid net worth.
☐ INITIALS	☐ INITIALS			Kansas — It is recommended by the Office of the Kansas Securities Commissioner that Kansas investors not invest, in the aggregate, more than 10% of their liquid net worth in this and similar investments.	☐ INITIALS	☐ INITIALS	Vermont — Accredited investors in Vermont (within the meaning of Federal securities laws) may invest freely in this offering. In addition to the suitability standards described above, non-accredited Vermont investors may not purchase an amount in this offering that exceeds 10% of the investor’s liquid net worth.
☐ INITIALS	☐ INITIALS			Kentucky — Investors who reside in the state of Kentucky must have either (i) a minimum gross annual income of $85,000 and a minimum net worth (as defined in the NASAA Omnibus Guidelines) of $85,000 or (ii) a minimum net worth alone of $300,000. Moreover, no Kentucky resident shall invest more than 10% of his or her liquid net worth in our securities.

For purposes of determining the suitability of an investor, net worth in all cases should be calculated excluding the value of an investor’s home, home furnishings and automobiles. “Liquid net worth” is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.

By signing below, you also acknowledge that:

•	An investment in our shares is not suitable for you if you need access to the money you invest.
•	You should consider that you may not have access to the money you invest for an indefinite period of time.
•	You should not expect to be able to sell your shares regardless of how we perform.
•	If you are able to sell your shares, you will likely receive less than your purchase price.
•	We do not intend to list our shares on any securities exchange during or for what may be a significant time after the offering period, and we do not expect a secondary market in the shares to develop.
•	We intend to implement a share repurchase program, which may take up to two years from the date of the prospectus to begin. We intend to limit repurchases to 10% of the weighted average number of shares outstanding in the prior calendar quarter. Any such repurchases will be at a 10% discount to the offering price in effect on the date of repurchase.
•	Our distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.
•	Our distributions to stockholders may be funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees, that will be subject to repayment to Griffin Capital. Significant portions of these distributions may not be based on our investment performance and such waivers and reimbursements by Griffin Capital may not continue in the future. The repayment of any amounts owed to Griffin Capital will reduce the future distributions to which you would otherwise be entitled.

0614

SUBSCRIPTION AGREEMENT SIGNATURE PAGE IF YOU NEED FURTHER ASSISTANCE IN COMPLETING THIS SUBSCRIPTION AGREEMENT/SIGNATURE PAGE, PLEASE CALL INVESTOR SERVICES AT 888-926-2688

BY SIGNING THIS AGREEMENT, YOU ARE NOT WAIVING ANY RIGHTS UNDER THE FEDERAL OR STATE SECURITIES LAWS. BY SIGNING THIS AGREEMENT, YOU ACKNOWLEDGE RECEIPT OF THIS PROSPECTUS, WHETHER OVER THE INTERNET, ON A CD-ROM, A PAPER COPY, OR ANY OTHER DELIVERY METHOD.

X
SIGNATURE OF INVESTOR	DATE (REQUIRED)
X	X

SIGNATURE OF JOINT INVESTOR (if applicable)	AUTHORIZED SIGNATURE (Custodian or Trustee)

MUST BE SIGNED AND SIGNATURE GUARANTEED BY CUSTODIAN(S) IF IRA, KEOGH, QUALIFIED PLAN OR NON-QUALIFIED CUSTODIAL ACCOUNTS

(GRIFFIN-BENEFIT STREET PARTNERS BDC CORP. AND ITS AFFILIATES DO NOT ACT AS IRA , KEOGH, QUALIFIED PLAN OR NON-QUALIFIED CUSTODIANS)

TO BE COMPLETED BY REGISTERED REPRESENTATIVE OR IRA

The Registered Representative or RIA must sign below to complete the subscription. The Registered Representative or RIA warrants that he/she has reasonable grounds to believe this investment is suitable for the investor as set forth in the section of the Prospectus entitled “Suitability Standards” and that he/she has informed the subscriber of all aspects of liquidity and marketability of this investment.

BROKER-DEALER OR RIA FIRM NAME (REQUIRED)
☐☐☐☐ ☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐
BROKER-DEALER OR RIA FIRM ADDRESS OR P.O. BOX
☐☐☐☐ ☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐

CITY	STATE	ZIP CODE
☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐	☐☐	☐☐☐☐☐

BUSINESS PHONE# (REQUIRED)	FAX #
☐☐☐_☐☐☐_ ☐☐☐☐	☐☐☐_☐☐☐_ ☐☐☐☐

REGISTERED REPRESENTATIVE(S) OR ADVISOR(S) NAME(S) (REQUIRED)	REPRESENTATIVE#
☐☐☐☐ ☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐ ☐☐☐☐☐☐☐☐☐☐☐

REGISTERED REPRESENTATIVE OR ADVISOR ADDRESS OR P.O. BOX	BRANCH ID#
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(7)	CITY	STATE	ZIP CODE
	☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐	☐☐	☐☐☐☐☐

BROKER-DEALER OR REGISTERED INVESTMENT ADVISOR (RIA)	BUSINESS PHONE# (REQUIRED)	FAX#
	☐☐☐_☐☐☐_ ☐☐☐☐	☐☐☐_☐☐☐_ ☐☐☐☐	E-MAIL ADDRESS
☐ CHECK FOR REDUCED PURCHASE PRICE PER SHARE AND WAIVER OF COMMISSION.

REGISTERED INVESTMENT ADVISOR (RIA) - NO SELLING COMMISSIONS ARE PAID ON THESE ACCOUNTS.	I hereby certify that I hold a Series 7 or Series 62 FINRA license and I am registered in the following state in which this sale was completed. (Not applicable for RIAs.)	STATE ☐☐ (REQUIRED)

☐ Check only if investment is made through the RIA in its capacity as an RIA and not in its capacity as a Registered Representative, if applicable, whose agreement with the investor includes a fixed or “wrap” fee feature for advisory and related brokerage services. If an owner or principal or any member of the RIA firm is a FINRA licensed Registered Representative affiliated with a broker-dealer, the transaction should be conducted through that broker-dealer, not through the RIA.

X X

SIGNATURE(S) OF REGISTERED REPRESENTATIVE(S) OR ADVISOR(S) (REQUIRED)	DATE

X

DATE
SIGNATURE OF BROKER-DEALER OR RIA (IF REQUIRED BY BROKER-DEALER)

Mail to:                 Regular Mail:                     Griffin-Benefit Street Partners BDC Corp., c/o DST Systems, Inc., P.O. Box 219133, Kansas City, MO 64121-9133

                                Overnight Mail:                 Griffin-Benefit Street Partners BDC Corp., c/o DST Systems, Inc., P.O. Box 219133, Kansas City, MO 64121-9133

0614

Up to 150,000,000 Shares of

Common Stock

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.

PRELIMINARY PROSPECTUS

January     , 2015

PART C

Other Information

Item 25. Financial Statements and Exhibits

(1) Financial Statements

The following financial statements of Griffin-Benefit Street Partners BDC Corp. or the Registrant, are included in Part A of this Registration Statement:

(2) Exhibits

(a)(1)	Articles of Incorporation of the Registrant.(1)

(a)(2)	Articles of Amendment and Restatement of the Registrant.(4)

(b)	Bylaws of the Registrant.(4)

(d)	Form of Subscription Agreement (included in the Prospectus as Appendix A and incorporated herein by reference).

(e)	Distribution Reinvestment Plan.(4)

(g)(1)	Investment Advisory Agreement by and between the Registrant and Griffin Capital BDC Advisor, LLC.

(g)(2)	Investment Sub-Advisory Agreement by and between the Registrant, Griffin Capital BDC Advisor, LLC and Benefit Street Partners L.L.C.

(h)(1)	Dealer Manager Agreement by and among the Registrant, Griffin Capital BDC Advisor, LLC and Griffin Capital Securities, Inc.(4)

(h)(2)	Selected Dealer Agreement (Included as Exhibit A to the Dealer Manager Agreement).

(j)	Custodian Agreement.

(k)(1)	Administration Agreement.

(k)(2)	Escrow Agreement.(4)

(k)(3)	License Agreement between Griffin Capital Corporation, Griffin Capital BDC Advisor, LLC and Griffin-Benefit Street Partners BDC Corp.

(k)(4)	License Agreement between Benefit Street Partners L.L.C. and Griffin-Benefit Street Partners BDC Corp.

(l)	Opinion of Sutherland Asbill & Brennan LLP.(4)

(n)(1)	Consent of Sutherland Asbill & Brennan LLP (included in Exhibit (1)).

(n)(2)	Consent of Ernst & Young LLP.

(n)(3)	Consent to be named as a director.(3)

(n)(4)	Consent to be named as a director.(3)

(n)(5)	Consent to be named as a director.(3)

(r)	Code of Ethics.(4)

*	To be filed by amendment.

(1)	Incorporated by reference to Amendment No. 1 to the Registration Statement on Form N-2 filed on June 6, 2014.
(2)	Incorporated by reference to Amendment No. 2 to the Registration Statement on Form N-2 filed on August 13, 2014.
(3)	Incorporated by reference to Amendment No. 3 to the Registration Statement on Form N-2 filed on November 25, 2014.
(4)	Incorporated by reference to Amendment No. 4 to the Registration Statement on Form N-2 filed on December 23, 2014.

Part C - 1

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

SEC registration fee	$193,200
FINRA filing fee	$225,500
Blue sky expenses	$600,000
Advertising and sales literature	$3,500,000
Accounting fees and expenses	$600,000
Legal fees and expenses	$1,500,000
Printing	$5,000,000
Seminars	$2,381,500
Miscellaneous fees and expenses	$8,500,000

Total	$22,500,000

The amounts set forth above, except for the SEC and FINRA fees, are in each case estimated and assume that the Registrant sells all of the shares being registered by this registration statement. All of the expenses set forth above shall be borne by the Registrant.

Item 28. Persons Controlled by or Under Common Control

On July 25, 2014 and July 28, 2014, pursuant to a private placement, each of GBA and Benefit Street, respectively, contributed an aggregate of $100,000 to purchase 11,111 shares of our common stock at $9.00 per share, which represents the initial public offering price of $10.00 per share net of selling commissions and dealer manager fees. Neither GBA nor Benefit Street will tender these shares for repurchase as long as it remains the investment adviser or investment sub-adviser, respectively.

See “Management,” “Certain Relationships and Related Party Transactions” and “Control Persons and Principal Stockholders” in the prospectus contained herein.

Item 29. Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s capital stock at January 12, 2015:

Title of Class	Number of Record Holders
Common stock, $0.001 par value	2

Item 30. Indemnification

The information contained under the heading “Description of Securities” is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful

Part C - 2

defense of an action suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant carries liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.

The Registrant has agreed to indemnify the underwriters against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act.

Item 31. Business and Other Connections of Investment Advisers

A description of any other business, profession, vocation, or employment of a substantial nature in which Griffin Capital BDC Advisor, LLC (“GBA”) and each manager or executive officer of GBA, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management — Board of Directors and Executive Officers,” “Administration Agreement” and “Investment Advisory Agreement.” Additional information regarding GBA and its officers and managers is set forth in its Form ADV, as filed with the Securities and Exchange Commission, or the SEC, (SEC File No. 801-80043), and is incorporated herein by reference.

A description of any other business, profession, vocation, or employment of a substantial nature in which Benefit Street Partners L.L.C. (“Benefit Street”) and each director or executive officer of Benefit Street who performs a policy-making function for Benefit Street in connection with the performance of its services under the Investment Sub-Advisory Agreement among the Company, GBA and Benefit Street, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Portfolio Management,” “Administration Agreement,” and “Investment Advisory Agreement.” Additional information regarding Benefit Street and its officers and directors is set forth in its Form ADV, as filed with the SEC (SEC File No. 801-72843), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Act, and the rules thereunder, are maintained at the offices of:

(1)	the Registrant, Griffin-Benefit Street Partners BDC Corp., 1520 Grand Avenue, El Segundo, California 90245;

(2)	the Transfer Agent, DST Systems, Inc., P.O. Box 219133, Kansas City, MO 64121-9133;

(3)	the Custodian, U.S. Bank National Association, One Federal Street, 3rd Floor, Boston, MA 02110;

(4)	the Adviser, Griffin Capital BDC Advisor, LLC, 1520 Grand Avenue, El Segundo, California 90245;

(5)	the Sub-Adviser, Benefit Street Partners, LLC, 9 West 57th Street, Suite 4920, New York, NY 10019; and

(6)	the Administrator, Griffin Capital BDC Administrator, LLC, 1520 Grand Avenue, El Segundo, California 90245.

Item 33. Management Services

Not Applicable.

Part C - 3

Item 34. Undertakings

The Registrant hereby undertakes:

(1)	to suspend the offering of shares until the prospectus is amended if (i) subsequent to the effective date of this registration statement, the Registrant’s net asset value declines more than 10% from the Registrant’s net asset value as of the effective date of this registration statement, or (ii) the Registrant’s net asset value increases to an amount greater than the Registrant’s net proceeds as stated in the prospectus;

(2)	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended, or the Securities Act;

(ii)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(3)	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(4)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(5)	that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(6)	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act [17 CFR 230.497];

(ii)	the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

Part C - 4

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of El Segundo, California, on January 16, 2015.

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.

By:	/s/ Kevin A. Shields
Name:	Kevin A. Shields
Title:	Chairman and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

*	Chairman and President	January 16, 2015
Kevin A. Shields

*	Director	January 16, 2015
Richard J. Byrne

*	Director	January 16, 2015
Buford Ortale

*	Director	January 16, 2015
M. Brent Stevens

*	Director	January 16, 2015
Dennis Schaney

*	Chief Executive Officer (Principal	January 16, 2015
David C. Rupert	Executive Officer)

/s/ Joseph E. Miller	Chief Financial Officer and Treasurer	January 16, 2015
Joseph E. Miller	(Principal Financial and Accounting Officer)

*	Signed by Howard S. Hirsch pursuant to a power of attorney signed by each individual and filed with this Registration Statement on December 23, 2014.